Exhibit 10.23

AMENDED AND RESTATED CREDIT AGREEMENT

dated as of March 27, 2019

among

SUNNOVA EZ-OWN PORTFOLIO, LLC,

as Borrower

SUNNOVA SLA MANAGEMENT, LLC,

as Manager

SUNNOVA SLA MANAGEMENT, LLC,

as Servicer

SUNNOVA ASSET PORTFOLIO 7 HOLDINGS, LLC,

as Seller

CREDIT SUISSE AG, NEW YORK BRANCH,

as Agent for the financial institutions

that may from time to time become parties hereto as Lenders

LENDERS

from time to time party hereto

FUNDING AGENTS

from time to time party hereto

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Paying Agent

and

U.S. BANK NATIONAL ASSOCIATION,

as Custodian

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

-i-

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

-ii-

EXHIBIT A	—	Defined Terms
EXHIBIT B-1	—	Form of Borrowing Base Certificate
EXHIBIT B-2	—	Form of Notice of Borrowing
EXHIBIT C	—	Form of Loan Note
EXHIBIT D	—	Commitments
EXHIBIT E	—	Form of Notice of Delayed Funding
EXHIBIT F	—	Form of Delayed Funding Notice
EXHIBIT G	—	Form of Joinder Agreement
EXHIBIT H	—	Approved Forms

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

-iii-

SCHEDULE I	—	Eligibility Criteria
SCHEDULE II	—	Lockbox Bank, Lockbox Account, the Collection Account, the Equipment Replacement Reserve Account, the Liquidity Reserve Account, Borrower’s Account, Takeout Transaction Account and Loan Proceeds Account
SCHEDULE III	—	Material Contracts and Other Commitments of the Borrower

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

-iv-

AMENDED AND RESTATED CREDIT AGREEMENT

THIS AMENDED AND RESTATED CREDIT AGREEMENT (this “Agreement”) is entered into as of March 27, 2019, by and among SUNNOVA EZ-OWN PORTFOLIO, LLC, a Delaware limited liability company (the “Borrower”), SUNNOVA SLA MANAGEMENT, LLC, a Delaware limited liability company, as manager (in such capacity, the “Manager”), SUNNOVA SLA MANAGEMENT, LLC, a Delaware limited liability company, as servicer (in such capacity, the “Servicer”), SUNNOVA ASSET PORTFOLIO 7 HOLDINGS, LLC, a Delaware limited liability company (the “Seller”), the financial institutions from time to time parties hereto (each such financial institution (including any Conduit Lender), a “Lender” and collectively, the “Lenders”), each Funding Agent representing a group of Lenders, CREDIT SUISSE AG, NEW YORK BRANCH (“CSNY”) as agent (in such capacity, the “Agent”) for the Lenders, WELLS FARGO BANK, NATIONAL ASSOCIATION, not in its individual capacity, but solely as paying agent (in such capacity, the “Paying Agent”), and U.S. BANK NATIONAL ASSOCIATION, as Custodian (as defined below).

RECITALS

WHEREAS, the Borrower, Manager, Servicer, Seller, Lenders, Agent, Paying Agent and Custodian entered into that certain Credit Agreement dated as of April 19, 2017 (as amended, modified, extended and/or restated from time to time prior to the date hereof, the “Original Credit Agreement”);

WHEREAS, the Borrower has requested that the Lenders provide financing for the Borrower’s acquisition of the Eligible Solar Loans (as defined herein) and the related Solar Assets (as defined herein);

WHEREAS, in accordance with Section 10.2 of the Original Credit Agreement, the Borrower has requested an extension of the existing Commitments and Scheduled Commitment Termination Date and to make certain other amendments, and for the sake of clarity and convenience, amend and restate the Original Credit Agreement in the form of this Agreement in its entirety, and from and after the date hereof, all references made to the Original Credit Agreement in any Transaction Document or in any other instrument or document shall, without more, be deemed to refer to this Agreement; and

WHEREAS, in order to give effect to and in addition to the foregoing, the Borrower has requested, among other things, that the Manager, Servicer, Seller, Lenders, Agent, Paying Agent and Custodian agree to amend, restate and replace the terms of the Original Credit Agreement in its entirety, and the Lenders are willing to provide financing for the acquisition of the Eligible Solar Loans and the related Solar Assets, upon the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, the parties hereto agree as follows:

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

ARTICLE I

CERTAIN DEFINITIONS

Section 1.1. Certain Definitions. Capitalized terms used but not otherwise defined herein have the meanings given to them in Exhibit A attached hereto.

Section 1.2. Computation of Time Periods. In this Agreement, in the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including,” the words “to” and “until” each means “to but excluding” and the word “through” means “through and including.” Any reference to completing an action on a non-Business Day (including any payments) shall be automatically extended to the next Business Day.

Section 1.3. Construction. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise, (A) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth therein), (B) any reference herein to any Person shall be construed to include such Person’s successors and permitted assigns, (C) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (D) all references herein to Sections, Schedules and Exhibits shall be construed to refer to Sections of, and Schedules and Exhibits to, this Agreement, (E) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all real property, tangible and intangible assets and properties, including cash, securities, accounts and contract rights, and interests in any of the foregoing, (F) any reference to a statute, rule or regulation is to that statute, rule or regulation as now enacted or as the same may from time to time be amended, re-enacted or expressly replaced and (G) “or” is not exclusive.

Section 1.4. Accounting Terms. All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with GAAP applied on a consistent basis, as in effect from time to time, applied in a manner consistent with that used in preparing the audited financial statements, except as otherwise specifically prescribed herein.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

ARTICLE II

AMOUNTS AND TERMS OF THE ADVANCES

Section 2.1. Establishment of the Credit Facility. On the Closing Date, and subject to and upon the terms and conditions set forth in this Agreement and the other Transaction Documents, the Agent and the Lenders agreed to establish the credit facility set forth in this Agreement for the benefit of the Borrower.

Section 2.2. The Advances. During the Availability Period, each Conduit Lender may, in its sole discretion, and each Committed Lender shall, if the Conduit Lender in its related Lender Group elects, in its sole discretion, not to make such loan or if there is no Conduit Lender in its related Lender Group, make a loan (each such loan, an “Advance”) to the Borrower in an amount, for each Lender Group, equal to its Lender Group Percentage of the aggregate Advances requested by the Borrower pursuant to Section 2.4; provided that the Advances made by any Lender Group shall not exceed its Lender Group Percentage of the lesser of (i) Maximum Facility Amount at such time and (ii) the Borrowing Base at such time.

Section 2.3. Use of Proceeds. After its acquisition of a Solar Loan and the related Solar Assets, the Seller shall transfer each acquired Solar Loan and the related Solar Assets to the Borrower pursuant to the Sale and Contribution Agreement. Proceeds of the Advances shall only be used by the Borrower to (A) purchase Solar Loans and the related Solar Assets from the Seller under the Sale and Contribution Agreement, (B) make deposits into the Liquidity Reserve Account (up to the Liquidity Reserve Account Required Balance), (C) make deposits into the Equipment Replacement Reserve Account (up to the Equipment Replacement Reserve Required Balance) and (D) pay certain fees and expenses incurred in connection with establishment of the credit facility set forth in this Agreement.

Section 2.4. Making the Advances. (A) Except as otherwise provided herein, the Borrower may request the Lenders to make Advances to the Borrower by the delivery to the Agent, each Funding Agent and, so long as it remains a Lender hereunder, the CS Conduit Lender, not later than 1:00 P.M. (New York City time) two (2) Business Days prior to the proposed Borrowing Date of a written notice of such request substantially in the form of Exhibit B-2 attached hereto (each such notice, a “Notice of Borrowing”) together with a duly completed Borrowing Base Certificate signed by a Responsible Officer of the Borrower. Any Notice of Borrowing or Borrowing Base Certificate received by the Agent and the Funding Agents after the time specified in the immediately preceding sentence shall be deemed to have been received by the Agent and the Funding Agents on the next Business Day, and to the extent that results in the proposed Borrowing Date being earlier than two (2) Business Days after the date of delivery of such Notice of Borrowing, then the date specified in such Notice of Borrowing as the proposed Borrowing Date of an Advance shall be deemed to be the Business Day immediately succeeding the proposed Borrowing Date of such Advance specified in such Notice of Borrowing. The proposed Borrowing Date specified in a Notice of Borrowing shall be no earlier than two Business Days after the date of delivery of such Notice of Borrowing and may be up to a maximum of thirty (30) days after the date of delivery of such Notice of Borrowing. Unless otherwise provided herein, each Notice of Borrowing shall be irrevocable

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

and shall specify (i) the aggregate principal amount of the Advance requested and (ii) the Borrowing Date (which shall be a Business Day). If the Agent contests the Borrower’s calculations or any statement within a Notice of Borrowing, it shall promptly inform the Borrower in writing (including by electronic mail) and no Lender shall be obligated to make an Advance in accordance with such Notice of Borrowing. The Borrower may then deliver an amended Notice of Borrowing to the Agent, each Funding Agent and, so long as it remains a Lender hereunder, the CS Conduit Lender or, by written notice, rescind the Notice of Borrowing; provided that if the Borrower elects to deliver an amended Notice of Borrowing, such amended Notice of Borrowing shall reflect a proposed Borrowing Date no earlier than two (2) Business Days after the date of delivery of such amended Notice of Borrowing.

(B) The aggregate principal amount of each Advance by the Borrower shall not be less than $1,000,000.

(C) The Notice of Borrowing shall specify the aggregate amount of Advances requested together with the allocated amount of Advances to be paid by each Lender Group based on its respective Lender Group Percentage; provided, that if any portion of any such Advance is to be made pursuant to Section 2.16, the Notice of Borrowing shall only specify the amount to be paid by the CS Lender Group with respect to such portion. Each Conduit Lender may, in its sole discretion, and the Committed Lender or the Committed Lenders shall, if the Conduit Lender in its or their related Lender Group elects, in its sole discretion, not to do so or if there is no Conduit Lender in its related Lender Group, initiate the wire for the applicable Advances in an amount, for each Lender Group, equal to its Lender Group Percentage of the amounts requested by the Borrower pursuant to the applicable Notice of Borrowing to the Borrower’s Loan Proceeds Account by no later than 2:00 P.M. (New York City time) on the Borrowing Date specified or deemed specified in such Notice of Borrowing. In connection with the funding of each Advance, the Borrower (or the Agent, on the Borrower’s behalf, out of the proceeds of the initial Advance) shall cause to be deposited into the Liquidity Reserve Account an amount such that the amount on deposit therein is equal to the Liquidity Reserve Account Required Balance.

(D) Notwithstanding the foregoing, if any Committed Lender who shall have previously notified the Borrower in writing, in substantially the form of Exhibit E hereto, that it has incurred any external cost, fee or expense directly related to and as a result of the “liquidity coverage ratio” under Basel III in respect of its Commitment hereunder or any liquidity agreement between such Committed Lender and the Conduit Lender, or its interest in the Advances, such Committed Lender may, upon receipt of a Notice of Borrowing pursuant to Section 2.4(A), notify the Borrower in writing by 5:00 P.M. (New York City time) two (2) Business Days prior to the Borrowing Date specified in such Notice of Borrowing, in substantially the form of Exhibit F hereto (a “Delayed Funding Notice”), of its intent to fund (or, if applicable and if such Conduit Lender so agrees in its sole discretion, have its Conduit Lender, if applicable, fund all or part of) its allocated amount of the related Advance in an amount that would, if combined with all other requested Advances within the past thirty-five (35) days, exceed $20,000,000 (such amount, the “Delayed Amount”) on a Business Day that is on or before the thirty-fifth (35th) day following the date of delivery of such Committed Lender of such Delayed Funding Notice (the “Delayed Funding Date”) rather than on the date specified in such Notice of Borrowing. If any Committed Lender provides a Delayed Funding Notice to the Borrower following the delivery

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

by the Borrower of a Notice of Borrowing, the Borrower may revoke such Notice of Borrowing by delivering written notice of the same to the Agent and the Funding Agents by 12:00 P.M. (New York city time) on the Business Day preceding the related Borrowing Date. No Committed Lender that has provided a Delayed Funding Notice in respect of an Advance (a “Delayed Funding Lender”) shall be considered to be in default of its obligation to fund its Delayed Amount pursuant to Section 2.4(C) hereunder unless and until it has failed to fund the Delayed Amount on or before the Delayed Funding Date. A Delayed Funding Lender is not obliged to fund until thirty-five (35) days have elapsed since the funding request. For the avoidance of doubt, a Delayed Funding Lender shall be required to fund its Delayed Amount regardless of the occurrence of an Amortization Event, Event of Default, Potential Amortization Event or Potential Default which occurs during the period from and including the related Borrowing Date to and including the related Delayed Funding Date, unless such Amortization Event, Event of Default, Potential Amortization Event or Potential Default relates to an Insolvency Event with respect to the Borrower.

(E) If (i) one or more Delayed Funding Lenders provide a Delayed Funding Notice to the Borrower in respect of a Notice of Borrowing and (ii) the Borrower shall not have revoked the Notice of Borrowing prior to the Business Day preceding such Borrowing Date, the Agent shall, by no later than 12:00 P.M. (New York City time) on the Business Day preceding such Borrowing Date, direct each Lender Group and each Committed Lender that is not a Delayed Funding Lender with respect to such Borrowing Date (each a “Non-Delayed Funding Lender”) to fund an additional portion of such Advance on such Borrowing Date equal to such Non-Delayed Funding Lender’s proportionate share (based upon such Non-Delayed Funding Lender’s Commitment relative to the sum of the Commitments of all Non-Delayed Funding Lenders) of the aggregate Delayed Amounts with respect to such Borrowing Date; provided, that in no event shall a Non-Delayed Funding Lender be required to fund any amounts in excess of its Commitment. Subject to Section 2.4(C), in the case of a Non-Delayed Funding Lender that is a Committed Lender, such Committed Lender hereby agrees, or, in the case of a Non-Delayed Funding Lender that is a Lender Group, the Conduit Lender in such Lender Group may agree, in its sole discretion, and the Committed Lenders in such Lender Group hereby agree, to fund such portion of the Advance on such Borrowing Date.

(F) After the Non-Delayed Funding Lenders fund a Delayed Amount on any Borrowing Date in accordance with Section 2.4(E), the Delayed Funding Lender in respect of such Delayed Amount will be obligated to fund an amount equal to the excess, if any, of (a) such Delayed Amount over (b) the amount, if any, by which the portion of any principal distribution amount paid to such Non-Delayed Funding Lenders pursuant to Section 2.7 or any decrease to the outstanding principal balance made in accordance with Section 2.8, on any date during the period from and including such Borrowing Date to but excluding the Delayed Funding Date for such Delayed Amount, was greater than what it would have been had such Delayed Amount been funded by such Delayed Funding Lender on such Borrowing Date (the “Delayed Funding Reimbursement Amount”) with respect to such Delayed Amount on or before its Delayed Funding Date, irrespective of whether the Borrower would be able to satisfy the conditions set forth in Section 3.2(A) to an Advance, in an amount equal to such Delayed Funding Reimbursement Amount on such Delayed Funding Date. Such Delayed Funding Lender shall fund such Delayed Funding Reimbursement Amount on such Delayed Funding Date by paying

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

such amount to the Agent in immediately available funds, and the Agent shall distribute such funds to each such Non-Delayed Funding Lender, pro rata based on the relative amount of such Delayed Amount funded by such Non-Delayed Funding Lender on such Borrowing Date pursuant to Section 2.4(E).

(G) With respect to the Advance to be made on the Restatement Date, if any, each Lender shall make the amount of its Advance available to the Paying Agent by wire transfer of such funds to the account specified in the Restatement Date Flow of Funds Memorandum no later than 2:00 P.M. (New York City time) on the Restatement Date. The Paying Agent shall receive and hold such Advance in escrow for the benefit of the Agent and the Lenders. Upon a determination by the Agent that all conditions precedent to such Advance to be made on the Restatement Date set forth in Article III have been satisfied or otherwise waived, the Agent shall notify the Paying Agent in writing (which may be via email) that the Paying Agent may distribute such Advance to be made on the Restatement Date in accordance with the instructions set forth in the Restatement Date Flow of Funds Memorandum. The Agent may at any time prior to such distribution instruct the Paying Agent to return such Advance to be made on the Restatement Date to the Lenders in its sole discretion.

(H) Notwithstanding any provision to the contrary herein or in any other Transaction Document, with respect to the Advance to be made on the Restatement Date, if any, the Paying Agent is obligated only to perform the duties specifically set forth in Section 2.4(G) or otherwise in the Restatement Date Flow of Funds Memorandum, which shall be deemed purely ministerial in nature. Under no circumstance will the Paying Agent be deemed to be a fiduciary to any Person with respect to the Advance to be made on the Restatement Date or the Paying Agent’s duties under Section 2.4(G) or the Restatement Date Flow of Funds Memorandum. With respect to such Advance to be made on the Restatement Date, the Paying Agent shall neither be responsible for, nor chargeable with, knowledge of the terms and conditions of any other agreement, instrument, or document other than Section 2.4(G) and the Restatement Date Flow of Funds Memorandum, whether or not an original or a copy of such agreement has been provided to the Paying Agent; and the Paying Agent shall have no duty to know or inquire as to the performance or nonperformance of any provision of any such agreement, instrument, or document. With respect to such Advance to be made on the Restatement Date, the Paying Agent will not be responsible to determine or to make inquiry into any term, capitalized, or otherwise, not defined herein. Section 2.4(G) and the Restatement Date Flow of Funds Memorandum set forth all matters pertinent to the escrow of such Advance to be made on the Restatement Date contemplated hereunder, and no additional obligations of the Paying Agent with respect thereto shall be inferred or implied from the terms of this Agreement or any other agreement.

Section 2.5. Fees.

(A) Unused Line Fees. The Borrower agrees to pay to each Funding Agent, for the benefit of the Committed Lender in its Lender Group and as consideration for the Commitment of such Committed Lender in such Lender Group unused line fees in Dollars (the “Unused Line Fee”) for the period from the Closing Date to the last day of the Availability Period, computed as (a) the Unused Line Fee Percentage multiplied by (b) the average Unused Portion of the Commitments with respect to such Lender Group during a calendar month; provided, that for the

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

purposes of this provision, the Commitment of any Committed Lender shall be deemed to be zero if such Lender is a Defaulting Lender. Accrued Unused Line Fees shall be due and payable in arrears (from available Collections as set forth and in the order of priority established pursuant to Section 2.7) on the Payment Date immediately following the last day of the applicable calendar month for which such fee was calculated and on the last day of the Availability Period.

(B) Manager Fee. The Borrower shall pay the Manager Fee to the initial Manager and after the resignation or replacement of the initial Manager, the Borrower shall pay the Manager Fee to a Successor Manager appointed in accordance with the Management Agreement.

(C) Servicer Fee. The Borrower shall pay the Servicer Fee to the initial Servicer and after the resignation or replacement of the initial Servicer, the Borrower shall pay the Servicer Fee to a Successor Servicer, which may be the Back-Up Servicer, appointed in accordance with the Servicing Agreement.

(D) Back-Up Servicing/Transition Manager Fee. The Borrower shall pay the Back-Up Servicing/Transition Manager Fee to the Back-Up Servicer and the Transition Manager until such time as the Back-Up Servicer becomes the Successor Servicer in accordance with the Servicing Agreement; provided, that to the extent the Back-Up Servicer becomes the Successor Servicer, the Transition Manager shall be paid a fee at such times and in the same order of priority established pursuant to Section 2.7(B) for the payment of the Back-Up Servicing/Transition Manager Fee, which fee shall be an amount agreed upon between the Agent and the Transition Manager and shall equal at least fifty percent of the Back-Up Servicing/Transition Manager Fee.

(E) Custodial Fee. The Borrower shall pay to the Custodian the Custodial Fee.

(F) Paying Agent Fee. The Borrower shall pay to the Paying Agent the Paying Agent Fee.

(G) Payment of Fees. The fees set forth in Section 2.5(A), (B), (C), (D), (E), and (F) shall be payable on each Payment Date by the Borrower from Distributable Collections as set forth in and in the order of priority established pursuant to Section 2.7(B). Notwithstanding anything to the contrary herein or in any Transaction Document, the fees referred to in this Section 2.5 shall not constitute “Confidential Information.”

Section 2.6. Reduction/Increase of the Commitments. (A) The Borrower may, on any Business Day, upon written notice given to the Agent and each of the Funding Agents not later than two (2) Business Days prior to the date of the proposed action (which notice may be conditioned upon any event), terminate in whole or reduce in part, on a pro rata basis based on its Lender Group Percentage, the Unused Portion of the Commitments with respect to each Lender Group (and on a pro rata basis with respect to each Committed Lender in such Lender Group); provided, that (i) any partial reduction shall be in the amount of $1,000,000 or an integral multiple thereof and (ii) any Unused Portion of the Commitments so reduced may not be increased again without the written consent of the related Committed Lenders in such Lender Group.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

(B) The Borrower may, on any Business Day upon written notice given to the Agent and each of the Funding Agents, request an increase, on a pro rata basis based on its Lender Group Percentage, of the Commitments of the Committed Lender(s) in each Lender Group; provided, that any increase shall be at least equal to $5,000,000 or an integral multiple thereof but shall in no event cause the Aggregate Commitments to exceed the Maximum Facility Amount. Each Committed Lender shall, within five (5) Business Days of receipt of such request, notify the Agent and the Agent shall in turn notify the Borrower in writing (with copies to the other members of the applicable Lender Group) whether or not each Committed Lender has, in its sole discretion, agreed to increase its Commitment. If a Committed Lender does not send any notification to the Agent within such five (5) Business Day period, such Committed Lender shall be deemed to have declined to increase its Commitment.

Section 2.7. Repayment of the Advances. (A) The maturity date for this facility is the Maturity Date and notwithstanding any other provision to the contrary, the outstanding principal balance of the Advances and the other Obligations owing under this Agreement, together with all accrued but unpaid interest thereon, shall be due and payable in full, if not due and payable earlier, on the Maturity Date.

(B) On any Business Day, the Borrower may direct the Paying Agent to, and on each Payment Date, the Borrower shall direct the Paying Agent to, subject to Section 2.7(D), apply all amounts on deposit in the Collection Account (including, (x)(1) (a) Collections deposited therein during the related Collection Period and (b) any amounts due during the related Collection Period but deposited into the Collection Account within ten (10) Business Days after the end of such Collection Period that the Servicer (at its option) has determined (with written notice thereof to the Paying Agent (with a copy to the Agent, the Borrower and the Back-Up Servicer)) to be treated as if such amounts were on deposit in the Collection Account at the end of such Collection Period, (2) amounts deposited therein from the Liquidity Reserve Account or the Equipment Replacement Reserve Account, in each case in accordance with Section 8.2, or (3) any amounts deposited therein by the Seller or the Parent pursuant to the Sale and Contribution Agreement or the Parent Guaranty, respectively, but (y) excluding Collections deposited therein in the current Collection Period except as necessary to make distributions pursuant to clauses (i)-(v) or as otherwise determined by the Servicer pursuant to clause (x)(1)(a) above) (the “Distributable Collections”), to the Obligations in the following order of priority based solely on information contained in (I) with respect to any Payment Date, the Monthly Servicer Report for such related Collection Period or, if no Monthly Servicer Report is provided, solely as directed in writing by the Agent or (II) with respect to any other Business Day, including the date of closing for a Takeout Transaction, on which the Borrower requests an application and distribution of funds in the Collection Account (and/or Takeout Transaction Account, if applicable), an interim Monthly Servicer Report or such other report in form and substance reasonably satisfactory to the Agent (as confirmed by the Agent via an email sent to the Paying Agent) and the Paying Agent relating to the Distributable Collections and proceeds of a Takeout Transaction, if applicable, that is delivered by the Servicer (which the Servicer hereby agrees to deliver at the request of the Agent):

(i) first (Taxes), to the Manager for the payment to the appropriate taxing authorities, the amount of franchise taxes owed by the Borrower prior to the next

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Payment Date and for which funds have not previously been withdrawn from the Collection Account; provided, that taxes paid and to be paid pursuant to this subclause (i) shall include only those accrued on or after the Closing Date;

(ii) second (Service Providers), ratably, (a) to the Paying Agent (1) the Paying Agent Fee and (2)(x) any accrued and unpaid Paying Agent Fees with respect to prior Payment Dates plus (y) out-of-pocket expenses and indemnities of the Paying Agent incurred and not reimbursed in connection with its obligations and duties under this Agreement; (b) to the Back-Up Servicer and the Transition Manager (1) the Back-Up Servicing Fee/Transition Manager Fee and (2)(x) any accrued and unpaid Back-Up Servicing Fees/Transition Manager Fee with respect to prior Payment Dates plus (y) out-of-pocket expenses and indemnities of the Back-Up Servicer and Transition Manager, as applicable; and (3) any accrued and unpaid transition costs, in each case, pursuant to the Transaction Documents; provided that the aggregate payments to the Paying Agent, the Back-Up Servicer, and the Transition Manager as reimbursement for clauses (a)(2)(y) and (b)(2)(y) will be limited to $50,000 per calendar year so long as no Event of Default has occurred pursuant to this Agreement (unless otherwise approved by the Agent); provided, further that the aggregate payments to the Back-Up Servicer and the Transition Manager as reimbursement for clause (3) will be limited to $150,000 per transition occurrence and $300,000 in the aggregate (unless otherwise approved by the Agent); (c) to the Manager, the Manager Fee; (d) to the Servicer, the Servicer Fee; and (e) to the Custodian, the Custodial Fee;

(iii) third (Qualifying Hedge Counterparty and Paying Agent Payments), to the Qualifying Hedge Counterparty under each Hedge Agreement, the payment of all amounts which are due and payable by the Borrower to such Qualifying Hedge Counterparty on such date (other than fees, expenses, termination payments, indemnification payments, tax payments or other similar amounts), pursuant to the terms of the applicable Hedge Agreement (net of all amounts which are due and payable by such Qualifying Hedge Counterparty to the Borrower on such date pursuant to the terms of such Hedge Agreement);

(iv) fourth (Interest Distribution Amount), to each Funding Agent, for the benefit of and on behalf of the Lenders in its Lender Group, the Interest Distribution Amount then due (allocated among the Lender Groups based on their Lender Group Percentages) until paid in full;

(v) fifth (Unused Line Fee), to each Funding Agent, for the benefit of and on behalf of the Committed Lender(s) in its Lender Group, the payment of the Unused Line Fee then due (allocated among the Lender Groups based on their Lender Group Percentages) until paid in full;

(vi) sixth (Liquidity Reserve Account), if the amount on deposit in the Liquidity Reserve Account is less than the Liquidity Reserve Account Required Balance and no Amortization Event has occurred and is continuing, to the Liquidity Reserve Account until the amount on deposit in the Liquidity Reserve Account shall equal the Liquidity Reserve Account Required Balance;

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

(vii) seventh (Equipment Replacement Reserve Account), to the Equipment Replacement Reserve Account, the Equipment Replacement Reserve Deposit, if any;

(viii) eighth (Borrowing Base Deficit), to the extent required under Section 2.9 in connection with a Borrowing Base Deficiency, to each Funding Agent, on behalf of the Lenders in its Lender Group, for the prepayment and reduction of the outstanding principal amount of any Advances, an amount equal to the amount necessary to cure such Borrowing Base Deficiency (allocated ratably among the Lender Groups based on their Lender Group Percentages) plus, to the extent not paid as provided above, accrued and unpaid interest on the Advances prepaid until paid in full;

(ix) ninth (Qualifying Hedge Counterparty Breakage), to the Agent for the account of the Qualifying Hedge Counterparty under each Hedge Agreement, all payments which arose due to a default by the Qualifying Hedge Counterparty or the Borrower or due to any prepayments of amounts under such Hedge Agreement and all fees, expenses, indemnification payments, tax payments or other amounts (to the extent not previously paid hereunder) which are due and payable by the Borrower to such Qualifying Hedge Counterparty on such date, pursuant to the terms of the applicable Hedge Agreement;

(x) tenth (Availability Period Lender Obligations), if the Availability Period shall have ended, to the Agent and each Funding Agent on behalf of itself and the Lenders in its related Lender Group, for application to the aggregate amount of all Obligations then due and payable from the Borrower to the Agent, such Funding Agent and each such Lender in the Lender Group, including the payment of the principal balance of the outstanding Advances (allocated among such Obligations as selected by the Agent; provided that payment of the principal balance of outstanding Advances shall be allocated ratably among the Lender Groups based on their Lender Group Percentages) until paid in full;

(xi) eleventh (Lender Fees and Expenses), to the Agent and each Funding Agent on behalf of itself and the Lenders in its related Lender Group, the payment of all Breakage Costs, all Liquidation Fees and all other amounts (other than those already provided for above) then due and payable by the Borrower to the Agent, such Funding Agent and such Lenders (solely in their capacity as a Lender) hereunder or under any other Transaction Document until paid in full;

(xii) twelfth (All Other Obligations), to the Agent on behalf of any applicable party, the ratable payment of all other Obligations that are past due and/or payable on such date;

(xiii) thirteenth (Service Provider Indemnities), to the Paying Agent, the Custodian, the Back-Up Servicer, the Transition Manager, the Manager and/or the

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Servicer, any indemnification, expenses, fees or other obligations owed to the Paying Agent, the Custodian, the Back-Up Servicer, the Transition Manager, the Manager and/or the Servicer, respectively (including, out-of-pocket expenses of the Paying Agent, the Back-Up Servicer, and the Transition Manager not paid pursuant to clause (ii) above and any Manager Fees, Custodial Fees or Servicer Fees not paid pursuant to clause (ii) above), pursuant to the Transaction Documents;

(xiv) fourteenth (Principal Prepayments), as specified in Section 2.8(A), (a) first, as specified in Section 2.8(A), to each Funding Agent on behalf of its related Lender Group, to the prepayment of Advances in accordance with Sections 2.8(A) and 2.12 together with any Liquidation Fees in accordance with Section 2.11(A) and accrued interest on the amount prepaid (allocated ratably among the Lender Groups based on their Lender Group Percentages) and (b) second, to any other prepayment of Advances held by a Disqualified Lender pursuant to Section 10.8, together with accrued interest on the amount prepaid;

(xv) fifteenth (Manager Extraordinary Expenses), ratably (a) to the Manager, all Manager Extraordinary Expenses not previously paid, and (b) to the Servicer, all Servicer Extraordinary Expenses not previously paid;

(xvi) sixteenth (Lockbox Bank Withdrawn Amount), to the Lockbox Account, the amount designated by the Borrower as any Lockbox Bank Withdrawn Amount that has not previously been replenished by transfers of funds into the Lockbox Account by or on behalf of the Borrower (which, for the avoidance of doubt, shall not include funds transfers by any Obligors);

(xvii) seventeenth (Letter of Credit Fees), to the applicable Eligible Letter of Credit Bank, all Letter of Credit fees then due and owing; and

(xviii) eighteenth (Remainder), all Distributable Collections remaining in the Collection Account after giving effect to the preceding distributions in this Section 2.7(B), to the Borrower’s Account.

(C) After giving effect to the application of Distributable Collections in accordance with Section 2.7(B) on any Business Day, if any, the Paying Agent shall, subject to Section 2.7(D), apply all amounts on deposit in the Takeout Transaction Account on such Business Day representing net proceeds of any Takeout Transaction to the Obligations in the following order of priority:

(i) first (Interest), to each Funding Agent, on behalf of the Lenders in its Lender Group, the excess, if any, of the Interest Distribution Amount accrued with respect to the amount of Advances prepaid on such day (allocated among the Lender Groups based on their Lender Group Percentages) with respect to the related Interest Accrual Period over the amount distributed (or distributable) to the Funding Agent on such day pursuant to Section 2.7(B)(iv);

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

(ii) second (Liquidation Fees and Other Obligations Owing to Agents, Lenders and Funding Agents), to the Agent and each Funding Agent, on behalf of itself and the Lenders in its related Lender Group, for application to the aggregate amount of all Liquidation Fees and all other Obligations accrued with respect to the amount of Advances prepaid on such day (other than those already provided for pursuant to this Section 2.7(C)) then due and payable by the Borrower to the Agent, such Funding Agent and such Lenders until paid in full;

(iii) third (Principal), to each Funding Agent on behalf of its related Lender Group, to the prepayment of Advances in accordance with Sections 2.8 and 2.12 (allocated ratably among the Lender Groups based on their Lender Group Percentages);

(iv) fourth (Qualifying Hedge Counterparty Payments), to the Agent for the account of the Qualifying Hedge Counterparty under each Hedge Agreement, all payments that are due and payable by the Borrower to such Qualifying Hedge Counterparty on such date arising as a result of the prepayment of Advances in connection with such Takeout Transaction (including all fees, expenses, indemnification payments, tax payments, termination payments and other amounts), pursuant to the terms of the applicable Hedge Agreement; and

(v) fifth (Remainder), to the Collection Account, all proceeds of such Takeout Transaction remaining in the Takeout Transaction Account for application in accordance with Section 2.7(B).

(D) Notwithstanding anything to the contrary set forth in this Section 2.7 or Section 8.2, the Paying Agent shall not be obligated to make any determination or calculation with respect to the payments or allocations to be made pursuant to either of such Sections, and in making the payments and allocations required under such Sections, the Paying Agent shall be entitled to rely exclusively and conclusively upon the information in the latest Monthly Servicer Report (or such other report or direction signed by the Agent) received by the Paying Agent pursuant to either such Section prior to the applicable payment date. Any payment direction to be acted upon by the Paying Agent pursuant to either such Section on a payment date other than a Payment Date shall be delivered to the Paying Agent at least one (1) Business Day prior to the date on which any payment is to be made.

Section 2.8. Certain Prepayments. (A) The Borrower (through the Paying Agent pursuant to Section 2.7(B) and as otherwise permitted in this Agreement) may at any time upon written notice to the Agent, the Funding Agents and the Paying Agent, and subject to the priority of payments set forth in Section 2.7(B), prepay all or any portion of the balance of the principal amount of the Advances based on the outstanding principal amounts thereof, which notice shall be given at least two (2) Business Days prior to the proposed date of such prepayment. Each such prepayment (which need not be on a Payment Date) shall be accompanied by (a) the payment of all accrued but unpaid interest on the amounts to be so prepaid and (b) any Liquidation Fee in connection with such prepayment if such prepayment is not made on a Payment Date.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

(B) The Borrower shall deposit all proceeds of any Takeout Transaction (net of reasonable fees, taxes, commissions, premiums and expenses incurred by the Borrower in connection with such Takeout Transaction so long as such deposit is greater than or equal to the Minimum Payoff Amount) into the Takeout Transaction Account, and the Agent shall apply such proceeds to prepay the Advances made in respect of Solar Loans and the related Solar Assets that are subject to such Takeout Transaction (and make other related payments in accordance with Sections 2.7(B) and 2.7(C)) including any such payments due to the Paying Agent, the Back-Up Servicer, and the Transition Manager.

Section 2.9. Mandatory Prepayments of Advances. On any date that the Borrower either (a) obtains knowledge or (b) receives notice from the Agent (with calculations set forth in reasonable detail), that as of any date that the Borrowing Base is required to be calculated, the aggregate outstanding principal amount of all Advances exceeds the lesser of (i) the sum of (x) the amount of the Aggregate Commitment and (y) any Advances in excess of the Aggregate Commitment made pursuant to Section 2.16(B) and (ii) the Borrowing Base (the occurrence of an excess of the aggregate outstanding principal amount of all Advances over the lesser of the amount set forth in clauses (i) and (ii) being referred to herein as a “Borrowing Base Deficiency”), the Borrower shall pay to each Funding Agent for the account of its Lender Group the amount of any such excess (to be applied to the reduction of Advances ratably among all Lender Groups based on their Lender Group Percentages), together with accrued but unpaid interest on the amount required to be so prepaid to the date of such prepayment and any Liquidation Fee in connection with such prepayment if such prepayment is not made on a Payment Date. Notwithstanding anything contained herein to the contrary, in lieu of repaying Advances to cure a Borrowing Base Deficiency, Seller may instead voluntarily assign additional Eligible Solar Loans and the related Solar Assets to the Borrower under the Sale and Contribution Agreement in an amount sufficient to cure such Borrowing Base Deficiency so long as (x) the Borrower provides written notice to Agent that Seller intends to make such contribution together with a pro forma Borrowing Base Certificate giving effect to such contribution, (y) the Seller delivers the related Custodian File to the Custodian for certification pursuant to the Custodial Agreement and (z) Agent shall have received the related A-1 Custodial Certification in respect of such Eligible Solar Loans and the related Solar Assets from the Custodian pursuant to the Custodial Agreement.

Section 2.10. Interest. The makers of the Advances shall be entitled to the applicable Interest Distribution Amount payable on each Payment Date in accordance with Sections 2.7(B) and 2.7(C).

Section 2.11. Breakage Costs; Liquidation Fees; Increased Costs; Capital Adequacy; Illegality; Additional Indemnifications.

(A) Breakage Costs and Liquidation Fees. (i) If any Advance is not made on the date specified by the Borrower for any reason other than default by the Lenders, the Borrower hereby agrees to pay Breakage Costs, if any, and (ii) the Borrower further agrees to pay all Liquidation Fees associated with a reduction of the principal balance of any Advance at any time. The Borrower shall not be responsible for any Liquidation Fees or any other loss, cost, or expenses arising at the time of, and arising solely as a result of, any assignment made pursuant to Section 10.8 and the reallocation of any portion of the Advances of the applicable Lender making such assignment unless, in each case, such assignment is requested by the Borrower.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

(B) Increased Costs. If any Change in Law (a) shall subject any Lender, the Agent or any Affiliate thereof (each of which, an “Affected Party”) to any Taxes (other than (x) Indemnified Taxes, (y) Taxes described in clauses (ii) through (iv) of the definition of Excluded Taxes and (z) Connection Income Taxes) on its loans, loan principal, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto, (b) shall impose, modify or deem applicable any reserve requirement (including any reserve requirement imposed by the Board of Governors of the Federal Reserve System), special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Affected Party, or (c) shall impose any other condition affecting the Collateral or the rights of any Lender and the Agent hereunder, the result of which is to increase the cost to any Affected Party under this Agreement or to reduce the amount of any sum received or receivable by an Affected Party under this Agreement, then on the next Payment Date after written demand by such Affected Party, such Affected Party shall receive such additional amount or amounts as will compensate such Affected Party for such additional or increased cost incurred or such reduction suffered to the extent such additional or increased costs or reduction are incurred or suffered in connection with the Collateral, any obligation to make Advances hereunder, any of the rights of such Lender or the Agent hereunder, or any payment made hereunder in accordance with Section 2.7(B); provided, that the Borrower shall not be required to compensate such Affected Party for any portion of such additional or increased cost or such reduction that is incurred more than one hundred eighty (180) days prior to any such demand (except that, if the event giving rise to such additional or increased cost or such reduction is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof).

(C) Capital Adequacy. If any Change in Law has or would have the effect of reducing the rate of return on the capital of any Affected Party as a consequence of its obligations hereunder or arising in connection herewith to a level below that which any such Affected Party could have achieved but for such Change in Law (taking into consideration the policies of such Affected Party with respect to capital adequacy) by an amount deemed by such Affected Party to be material, then from time to time, then on the next Payment Date after written demand by such Affected Party (which demand shall be accompanied by a statement setting forth the basis for such demand), such Affected Party shall receive such additional amount or amounts as will compensate such Affected Party for such reduction in accordance with Section 2.7(B); provided, that the Borrower shall not be required to compensate such Affected Party for any portion of such additional amount or amounts that are incurred more than one hundred eighty (180) days prior to any such demand (except that, if the event giving rise to such additional amount or amounts is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof).

(D) Compensation. If as a result of any event or circumstance similar to those described in Section 2.11(A), 2.11(B) or 2.11(C), any Affected Party is required to compensate a bank or other financial institution providing liquidity support, credit enhancement or other similar support to such Affected Party in connection with this Agreement or the funding or maintenance of Advances hereunder, then on the next Payment Date after written demand by such Affected

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Party, such Affected Party shall receive such additional amount or amounts as may be necessary to reimburse such Affected Party for any amounts paid by it; provided, that the Borrower shall not be required to compensate such Affected Party for any portion of such additional amount or amounts that are incurred more than one hundred eighty (180) days prior to any such demand (except that, if the event giving rise to such additional amount or amounts is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof).

(E) Calculation. In determining any amount provided for in this Section 2.11, the Affected Party may use any reasonable averaging and attribution methods. Any Affected Party making a claim under this Section 2.11 shall submit to the Borrower a certificate as to such additional or increased cost or reduction, which certificate shall be conclusive absent manifest error.

Section 2.12. Payments and Computations. (A) The Borrower (through the Paying Agent pursuant to Section 2.7(B) or 2.7(C) and as otherwise permitted in this Agreement) shall make each payment and prepayment hereunder and under the Advances in respect of principal, interest, expenses, indemnities, fees or other Obligations due from the Borrower not later than 4:00 P.M. (New York City time) on the day when due in U.S. Dollars to the related Funding Agent at its address referred to in Section 10.3 or to such account provided by such Funding Agent in immediately available, same-day funds. Payments on Obligations may also be made by the application of funds in the Collection Account or the Takeout Transaction Account as provided in Section 2.7(B) or 2.7(C), as applicable, or the making of additional Advances as provided in Section 2.4. All computations of interest for Advances made under the Base Rate shall be made by the applicable Funding Agent on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed (including the first day but excluding the last day) occurring in the period for which such interest is payable. All other computations of fees and interest provided hereunder shall be made on the basis of a 360-day year and actual days elapsed (including the first day but excluding the last day) occurring in the period for which such interest is payable. Each determination by a Funding Agent of an interest rate hereunder shall be conclusive and binding for all purposes, absent manifest error.

(B) All payments to be made in respect of fees, if any, due to the Agent from the Borrower hereunder shall be made on the date when due without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived by the Borrower, and without setoff, counterclaim or other deduction of any nature (other than with respect to Taxes pursuant to Section 2.15), and an action therefor shall immediately accrue. The Borrower agrees that, to the extent there are insufficient funds in the Agent’s Account, to make any payment under this clause (B) when due, the Borrower shall immediately pay to the Agent all amounts due that remain unpaid.

Section 2.13. Payment on Non-Business Days. Whenever any payment hereunder or under the Advances shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Section 2.14. Extension of the Scheduled Commitment Termination Date. No earlier than ninety (90) days, and no later than sixty (60) days, prior to the then Scheduled Commitment Termination Date, the Borrower may deliver written notice to the Agent and each Funding Agent requesting an extension of such Scheduled Commitment Termination Date. The Agent shall respond to such request no later than thirty (30) days following the date of its receipt of such request, indicating whether it is considering such request and preliminary conditions precedent to any extension of the Scheduled Commitment Termination Date as the Agent determines to include in such response. The Agent’s failure to respond to a request delivered by the Borrower pursuant to this Section 2.14 shall not be deemed to constitute any agreement by the Agent to any such extension. The granting of any extension of the Scheduled Commitment Termination Date requested by the Borrower shall be in the mutual discretion of the Borrower and the Agent (on behalf of the Lenders with the consent of all Lender Groups).

Section 2.15. Taxes.

(A) Defined Terms. For purposes of this Section 2.15 the term “applicable Law” includes FATCA.

(B) Payments Free of Taxes. Any and all payments by or on account of any obligation of the Borrower under any Transaction Document shall be made without deduction or withholding for any Taxes, except as required by applicable Law. If any applicable Law (as determined in the good faith discretion of an applicable withholding agent) requires the deduction or withholding of any Tax from any such payment by a withholding agent, then the applicable withholding agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable Law and, if such Tax is an Indemnified Tax, then the sum payable by the Borrower shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made.

(C) Payment of Other Taxes by the Borrower. The Borrower shall timely pay to the relevant Governmental Authority in accordance with applicable Law, or at the option of a Funding Agent timely reimburse it for the payment of, any Other Taxes.

(D) Indemnification by the Borrower. The Borrower shall indemnify each Recipient, within ten days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Recipient (with a copy to each Funding Agent), or by a Funding Agent on its own behalf or on behalf of a Recipient, shall be conclusive absent manifest error.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

(E) Indemnification by the Lenders. Each Committed Lender shall severally indemnify each Funding Agent, within ten days after demand therefor, for (i) any Indemnified Taxes attributable to such Committed Lender (but only to the extent that the Borrower has not already indemnified such Funding Agent for such Indemnified Taxes and without limiting the obligation of the Borrower to do so), and (ii) any Excluded Taxes attributable to such Committed Lender, in each case, that are payable or paid by a Funding Agent in connection with any Transaction Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Committed Lender by its Funding Agent shall be conclusive absent manifest error. Each Committed Lender hereby authorizes its Funding Agent to set off and apply any and all amounts at any time owing to such Committed Lender under any Transaction Document or otherwise payable by such Funding Agent to the Lender from any other source against any amount due to such Funding Agent under this paragraph (E).

(F) Evidence of Payments. As soon as practicable after any payment of Taxes by the Borrower to a Governmental Authority pursuant to this Section 2.15, the Borrower shall deliver to each Funding Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to such Funding Agent.

(G) Status of Recipients. (i) Any Recipient that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Transaction Document shall deliver to the Borrower, the Paying Agent and the related Funding Agent, at the time or times reasonably requested by the Borrower, the Paying Agent or such Funding Agent, such properly completed and executed documentation reasonably requested by the Borrower, the Paying Agent or such Funding Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Recipient, if reasonably requested by the Borrower, the Paying Agent or the related Funding Agent, shall deliver such other documentation prescribed by applicable Law or reasonably requested by the Borrower, the Paying Agent or such Funding Agent as will enable the Borrower, the Paying Agent or such Funding Agent to determine whether or not such Recipient is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in clauses (ii)(a), (ii)(b) and (ii)(d) below) shall not be required if in the Recipient’s reasonable judgment such completion, execution or submission would subject such Recipient to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Recipient.

(ii) Without limiting the generality of the foregoing,

(a) any Recipient that is a U.S. Person shall deliver to the Borrower, the Paying Agent and the related Funding Agent on or prior to the date on which such Recipient becomes a Recipient under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower, the Paying Agent or such Funding Agent), executed originals of Internal Revenue Service Form W-9 certifying that such Recipient is exempt from U.S. federal backup withholding tax;

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

(b) any Recipient that is not a U.S. Person shall, to the extent it is legally entitled to do so, deliver to the Borrower, the Paying Agent and the related Funding Agent (in such number of copies as shall be requested by the Borrower, the Paying Agent or such Funding Agent) on or prior to the date on which such Recipient becomes a Recipient under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower, the Paying Agent or such Funding Agent), whichever of the following is applicable:

(1) in the case of a Recipient claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Transaction Document, executed originals of Internal Revenue Service Form W-8BEN or W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Transaction Document, Internal Revenue Service Form W-8BEN or W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;

(2) executed originals of Internal Revenue Service Form W-8ECI;

(3) in the case of a Recipient claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Internal Revenue Code, (x) a certificate to the effect that such Recipient is not a “bank” within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Internal Revenue Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Internal Revenue Code (a “U.S. Tax Compliance Certificate”) and (y) executed originals of Internal Revenue Service Form W-8BEN or W-8BEN-E; or

(4) to the extent a Recipient is not the beneficial owner, executed originals of Internal Revenue Service Form W-8IMY, accompanied by Internal Revenue Service Form W-8ECI, Internal Revenue Service Form W-8BEN or W-8BEN-E, a U.S. Tax Compliance Certificate, Internal Revenue Service Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Recipient is a partnership and one or more direct or indirect partners of such Recipient are claiming the portfolio interest exemption, such Recipient may provide a U.S. Tax Compliance Certificate on behalf of each such direct and indirect partner;

(c) any Recipient which is not a U.S. Person shall, to the extent it is legally entitled to do so, deliver to the Borrower, the Paying Agent and the related Funding Agent (in such number of copies as shall be requested by the recipient) on or prior to the

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

date on which such Recipient becomes a Recipient under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower, the Paying Agent or such Funding Agent), executed originals of any other form prescribed by applicable Law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable Law to permit the Borrower, the Paying Agent or such Funding Agent to determine the withholding or deduction required to be made; and

(d) if a payment made to a Recipient under any Transaction Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Recipient were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Internal Revenue Code, as applicable), such Recipient shall deliver to the Borrower, the Paying Agent and the related Funding Agent at the time or times prescribed by Law and at such time or times reasonably requested by the Borrower, the Paying Agent or such Funding Agent such documentation prescribed by applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Internal Revenue Code) and such additional documentation reasonably requested by the Borrower, the Paying Agent or such Funding Agent as may be necessary for the Borrower, the Paying Agent and such Funding Agent to comply with their obligations under FATCA and to determine that such Recipient has complied with such Recipient’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (d), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

Each Recipient agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower, the Paying Agent and the related Funding Agent in writing of its legal inability to do so.

(H) Forms for Paying Agent. The Agent and each Funding Agent shall deliver to the Paying Agent on or before the first Payment Date, executed originals of Internal Revenue Service Form W-9 or W-8, as applicable, certifying that the Agent or such Funding Agent is exempt from U.S. federal backup withholding tax.

(I) Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 2.15 (including by the payment of additional amounts pursuant to this Section 2.15), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (I) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (I), in no

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (I) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.

(J) Survival. Each party’s obligations under this Section 2.15 shall survive the resignation or replacement of a Funding Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Transaction Document.

Section 2.16. Request for Borrowing Exceeding Aggregate Commitment.

(A) Notice. The Borrower may, from time to time during the Availability Period, prior to the issuance of a Notice of Borrowing, send a written notice to the Agent (who shall promptly forward the same to each Lender Group) setting forth the Borrower’s intent to request a borrowing that will cause the sum of all outstanding Advances to exceed the Aggregate Commitment. Such notice shall be sent no later than five (5) Business Days prior to the date on which the Borrower intends to send the related Notice of Borrowing and shall set forth the amount by which the sum of all outstanding Advances (after giving effect to such Borrowing) will exceed the Aggregate Commitments and the related Borrowing Date.

(B) Approval/Disapproval. Upon receipt of the notice described in Section 2.16(A) by the Agent, the Agent shall, no later than five (5) Business Days after receipt thereof, obtain the written approval or disapproval of each Committed Lender regarding the requested Advances, which approval shall be granted or not granted in the sole discretion of such Committed Lender. If the making of the requested Advances is approved, the Borrower shall, in accordance with procedures set forth in Section 2.4, send the related Notice of Borrowing. Any approved Advances to be made by the Lenders in the related Lender Group shall be funded within such Lender Group pursuant to any allocation as agreed to by all of the members of such Lender Group. If the making of the requested Advances is not approved, then the Borrower shall, prior to sending its Notice of Borrowing, modify the same in a manner sufficient to ensure that the requested borrowing does not cause the sum of all outstanding Advances to exceed the Aggregate Commitment then in effect, as applicable.

(C) Commitment. For the avoidance of doubt, if the making of an Advance by a Lender Group that would cause the sum of all outstanding Advances to exceed the Aggregate Commitment, as applicable, is approved, each Committed Lender’s Commitment shall be increased solely to the extent such Committed Lender approved the Advance. Each Committed Lender’s Commitment shall remain as set forth on Exhibit D unless increased and/or reduced from time to time in accordance with Section 2.6 or amended in connection with assignments made by such Committed Lender pursuant to Section 10.8. Moreover, the Borrower must go through the procedures described in Sections 2.16(A) and (B) each time a request for an Advance is made which would cause the sum of all outstanding Advances to exceed the Aggregate Commitment, as applicable.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

(D) Nothing set forth in this Section 2.16 requires a Conduit Lender to make any Advance; however, a Conduit Lender may, in its sole discretion, make the Advance requested pursuant to this Section 2.16 for its Lender Group. Any Advance approved pursuant to this Section 2.16 shall be made pursuant to and in accordance with Sections 2.2 and 2.4.

Section 2.17. Defaulting Lenders.

(A) Defaulting Lender Adjustments. Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then the following provisions shall apply for so long as such Lender is a Defaulting Lender:

(i) The Unused Line Fee shall cease to accrue on the Commitment of such Defaulting Lender pursuant to Section 2.5; and

(ii) the Commitments of such Defaulting Lender shall not be included in determining whether all Lenders or the Majority Lenders, as applicable, have taken or may take any action hereunder (including any consent to any amendment or waiver pursuant to Section 10.2); provided, that any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender which affects such Defaulting Lender differently than other affected Lenders shall require the consent of such Defaulting Lender.

(B) Defaulting Lender Cure. If the Borrower and the Agent agree in writing that a Lender is no longer a Defaulting Lender, Agent shall so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein, that Lender shall purchase at par such of the Advances of the other Lenders in its Lender Group as Agent shall determine may be necessary in order for such Lender to hold such Advances in accordance with its Lender Group Percentage, whereupon such Lender will cease to be a Defaulting Lender; provided, that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrower while that Lender was a Defaulting Lender; provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender having been a Defaulting Lender.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

ARTICLE III

CONDITIONS OF LENDING AND CLOSING

Section 3.1. Conditions Precedent to Amendment and Restatement. The following conditions shall be satisfied on or before the Restatement Date:

(A) Closing Documents. Agent shall have received each of the following documents, in form and substance satisfactory to Agent, duly executed, and each such document shall be in full force and effect, and all consents, waivers and approvals necessary for the consummation of the transactions contemplated thereby shall have been obtained:

(i) this Agreement;

(ii) [reserved;]

(iii) a Loan Note for each Lender Group that has requested the same;

(iv) [reserved];

(v) the Pledge Agreement;

(vi) [reserved;]

(vii) the Servicing Agreement;

(viii) [reserved;]

(ix) the Parent Guaranty; and

(x) each Fee Letter.

(B) Secretary’s Certificates. Agent shall have received: (i) a certificate from the Secretary or the Assistant Secretary of each of Parent, Seller, Manager, and the Borrower (a) attesting to the resolutions of such Person’s members, managers or other governing body authorizing its execution, delivery, and performance of this Agreement and the other Transaction Documents to which it is a party, (b) authorizing specific Responsible Officers for such Person to execute the same, and (c) attesting to the incumbency and signatures of such specific Responsible Officers; (ii) copies of governing documents, as amended, modified, or supplemented prior to the Restatement Date of each of Parent, Seller, Manager, and the Borrower, in each case certified by the Secretary of such Person; and (iii) a certificate of status with respect to each of Parent, Seller, Manager, and the Borrower, dated within fifteen (15) days of the Restatement Date, such certificate to be issued by the appropriate officer of the jurisdiction of organization of such entity, which certificate shall indicate that such entity is in good standing in such jurisdiction.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

(C) Legal Opinions. Agent shall have received customary opinions from counsel to Parent, Seller, Manager, and the Borrower addressing (a) authorization and enforceability of the Transaction Documents and other corporate matters, (b) security interest and UCC matters and (c) true sale and substantive consolidation matters.

(D) No Material Adverse Effect. Since December 31, 2018, there has been no Material Adverse Effect.

(E) Know Your Customer Information. The Agent and the Paying Agent shall have received all documentation and other information required by regulatory authorities under applicable “Know Your Customer” and anti-money laundering rules and regulations, including the Patriot Act.

(F) Payment of Fees. The Borrower shall have paid all fees previously agreed in writing to be paid on or prior to the Restatement Date.

(G) Evidence of Insurance. The Agent shall have received certification evidencing coverage under the insurance policies referred to in Section 5.1(L).

Section 3.2. Conditions Precedent to All Advances. (A) Except as otherwise expressly provided below, the obligation of each Committed Lender to make or participate in each Advance (including the initial Advances made on the Restatement Date) shall be subject, at the time thereof, to the satisfaction of the following conditions:

(i) all conditions to the related purchase of Solar Loans and the related Solar Assets under the Sale and Contribution Agreement shall have been satisfied;

(ii) the Commitment Termination Date shall not have occurred, nor shall it occur as a result of making such Advance, nor has the Availability Period ended;

(iii) all of the representations and warranties of the Borrower, the Seller, the Parent, the Manager, and the initial Servicer contained in this Agreement or any other Transaction Document that relate to the eligibility of the Solar Assets shall be true and correct as of the date of such Advance and all other representations and warranties of the Borrower, the Seller, the Parent, the Manager, and the initial Servicer contained in this Agreement or any other Transaction Document shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality, in which case such representations and warranties shall be true and correct in all respects) as of the date of such Advance (or such earlier date or period specifically stated in such representation or warranty;

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

(iv) no Amortization Event, Event of Default, Potential Amortization Event or Potential Default has occurred and is continuing or would result from the Borrower receiving any Advance or from the application of the proceeds therefrom;

(v) no later than two Business Days prior to the requested Borrowing Date, the Agent shall have received a properly completed Notice of Borrowing and a Borrowing Base Certificate (reflecting a Borrowing Base that equals or exceeds the sum of the outstanding Advances after giving effect to such proposed Advances) from the Borrower;

(vi) on or prior to the related Borrowing Date, the Agent shall have received the related Preliminary A-1 Custodial Certification with respect to the initial Advance hereunder or the A-1 Custodial Certification with respect to all other Advances, in each case in respect of the related Solar Loans and the related Solar Assets from the Custodian pursuant to the Custodial Agreement;

(vii) the amount on deposit in the Liquidity Reserve Account shall not be less than the Liquidity Reserve Account Required Balance, taking into account the application of the proceeds of the proposed Advance on such date and the increase of the aggregate principal balance of all outstanding Advances on such date;

(viii) to the extent the sum of all outstanding Advances is in excess of the Aggregate Commitments or the requested Advance, if made, would cause the sum of all outstanding Advances to exceed the Aggregate Commitments, the Borrower shall have, pursuant to the procedures set forth in Section 2.16, received the written approval of the Committed Lenders with respect to such Advance, such approval to be granted by each Committed Lender in its sole discretion; and

(ix) after giving effect to such Advance, the sum of all outstanding Advances shall not exceed the Maximum Facility Amount.

(B) Each Notice of Borrowing submitted by the Borrower after the Restatement Date shall be deemed to be a representation and warranty that the conditions specified in this Section 3.2 have been satisfied on and as of the date of the applicable Notice of Borrowing.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

Section 4.1. Representations and Warranties of the Borrower. The Borrower represents and warrants to the Agent and each Lender as of the Closing Date, as of the Restatement Date, as of each Borrowing Date and as of each Payment Date, as follows:

(A) Organization; Corporate Powers. The Borrower (i) is a duly organized and validly existing limited liability company, in good standing under the laws of the State of Delaware, (ii) has the limited liability company power and authority to own its

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

property and assets and to transact the business in which it is engaged and presently proposes to engage, and (iii) is duly qualified and is authorized to do business in all jurisdictions where it is required to be so qualified or authorized.

(B) Authority and Enforceability. The Borrower has the limited liability company or other organizational power and authority to execute, deliver and carry out the terms and provisions of the Transaction Documents to which it is party and has taken all necessary company or other organizational action to authorize the execution, delivery and performance of the Transaction Documents to which it is party. The Borrower has duly executed and delivered each Transaction Document to which it is party and each Transaction Document to which it is party constitutes the legal, valid and binding agreement and obligation of the Borrower enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

(C) Government Approvals. No order, consent, authorization, approval, license, or validation of, or filing recording, registration with, or exemption by, any Governmental Authority is required to authorize or is required as a condition to: (i) the execution, delivery and performance by the Borrower of any Transaction Document to which the Borrower is a party or any of its obligations thereunder or (ii) the legality, validity, binding effect or enforceability of any Transaction Document to which the Borrower is a party.

(D) Litigation. There are no material actions, suits or proceedings, pending or threatened in writing with respect to the Borrower other than as otherwise disclosed to the Agent and the Lenders pursuant to Section 5.1(A)(vi).

(E) Applicable Law, Contractual Obligations and Organizational Documents. Neither the execution, delivery and performance by the Borrower of the Transaction Documents to which it is party nor compliance with the terms and provisions thereof (i) will contravene any provision of any law, statute, rule, regulation, order, writ, injunction or decree of any Governmental Authority applicable to the Borrower or its properties and assets, (ii) will conflict with or result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under or result in the creation or imposition of (or the obligation to create or impose) any Lien (other than the Liens created pursuant to the Security Agreement, the Pledge Agreement or Permitted Liens) upon any of the property or assets of the Borrower pursuant to the terms of any contract, or (iii) will breach any provision of the certificate of formation or the operating agreement of the Borrower and will, for each of subsection (i), (ii) and (iii), result in a Material Adverse Effect.

(F) Use of Proceeds. Proceeds of the Advances have been used only as permitted under Section 2.3. No part of the proceeds of the Advances will be used directly or indirectly to purchase or carry Margin Stock, or to extend credit to others for

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

the purpose of purchasing or carrying any Margin Stock, in violation of any of the provisions of Regulations T, U or X of the Board of Governors of the Federal Reserve System. The Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying any Margin Stock. At no time would more than 25% of the value of the assets of the Borrower that are subject to any “arrangement” (as such term is used in Section 221.2(g) of such Regulation U) hereunder be represented by Margin Stock.

(G) Accounts. The names and addresses of the Lockbox Bank, together with the account numbers of the Lockbox Account, the Collection Account, the Equipment Replacement Reserve Account, the Borrower’s Account, the Loan Proceeds Accounts, the Takeout Transaction Account and the Liquidity Reserve Account are specified on Schedule II attached hereto, as updated pursuant to Section 5.1(Q). Other than accounts on Schedule II attached hereto, the Borrower does not have any other accounts. The Borrower has directed, or has caused to be directed, each Obligor to make all related Obligor Payments to the Lockbox Account; provided, that with respect to Obligor Payments related to Credit Card Receivables, such payments shall be remitted through a vendor reasonably acceptable to the Agent and then transferred to the Lockbox Account on the third Business Day after receipt by such vendor. The Borrower has or has caused all amounts on deposit in the Lockbox Account to be transferred on or before the close of business on each Business Day to the Collection Account.

(H) ERISA. None of the assets of the Borrower are or, prior to the repayment of all Obligations and the termination of all Commitments, will be subject to Title I of ERISA, Section 4975 of the Internal Revenue Code, or, by reason of any investment in the Borrower by any governmental plan, as the case may be, any other federal, state, or local provision similar to Section 406 of ERISA or Section 4975 of the Internal Revenue Code. Neither the Borrower nor any of its ERISA Affiliates has maintained, participated or had any liability in respect of any Plan during the past six (6) years which could reasonably be expected to subject the Borrower or any of its ERISA Affiliates to any tax, penalty or other liabilities. With respect to any Plan which is a Multi-Employer Plan, no such Multi-Employer Plan shall be in “reorganization” or shall be “insolvent,” as defined in Title IV ERISA, in each case, if the reorganization or insolvent status continues unremedied for thirty (30) days. No ERISA Event has occurred or is reasonably likely to occur.

(I) Taxes. The Borrower has timely filed (or had filed on its behalf) all federal, state, provincial, territorial, foreign and other Tax returns and reports required to be filed under applicable law, and has timely paid (or had paid on its behalf) all federal, state, foreign and other Taxes levied or imposed upon it or its properties, income or assets otherwise due and payable, except those which are being contested in good faith by appropriate actions diligently conducted and for which adequate reserves have been provided in accordance with GAAP. No Lien or similar adverse claim has been filed, and no claim is being asserted, with respect to any such Tax due from the Borrower or with respect to its Solar Assets or the assignments thereto. Any Taxes due and payable by the Borrower or its predecessors in interest in connection with the execution and

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

delivery of this Agreement and the other Transaction Documents and the transfers and transactions contemplated hereby or thereby have been paid or shall have been paid if and when due. The Borrower is not liable for Taxes payable by any other Person.

(J) Material Agreements. There are no breaches or defaults under the Transaction Documents, the Custodial Agreement, the Servicing Agreement, the Management Agreement, the Security Agreement, the Sale and Contribution Agreement, any similar agreements entered into in connection with a Takeout Transaction, the agreements set forth on Schedule III attached hereto, or any other material agreement to which the Borrower is a party.

(K) Accuracy of Information. The written information (other than financial projections, forward looking statements, and information of a general economic or industry specific nature) that has been made available to the Paying Agent, the Custodian, the Back-Up Servicer, the Transition Manager, the Agent or any Lender by or on behalf of the Borrower or any Affiliate thereof in connection with the transactions hereunder including any written statement or certificate of factual information, when taken as a whole, does not, when furnished, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein not materially misleading in the light of the circumstances under which such statements are made (giving effect to all supplements and updates thereto).

(L) No Material Adverse Effect. Since December 31, 2018, there has been no Material Adverse Effect.

(M) Investment Company Act. The Borrower is not an “investment company” or an “affiliated person” of or “promoter” or “principal underwriter” for an “investment company” as such terms are defined in the 1940 Act, nor is the Borrower otherwise subject to regulation thereunder and the Borrower does not rely solely on the exemption from the definition of “investment company” in Section 3(c)(1) and/or 3(c)(7) of the 1940 Act (although such exemptions may be available).

(N) Covered Fund. The Borrower is not a “covered fund” under Section 13 of the Bank Holding Company Act of 1956, as amended.

(O) Properties; Security Interest. The Borrower has good title to all of its properties and assets necessary in the ordinary conduct of its business, free and clear of Liens other than Permitted Liens. Once executed and delivered, the Security Agreement and the Pledge Agreement create, as security for the Obligations, a valid and enforceable and (coupled with this Agreement, the Lockbox Agreement and the taking of all actions required thereunder and under the Security Agreement and the Pledge Agreement and pursuant to Section 5.1(X) for perfection) perfected security interest in and Lien on all of the Collateral, in favor of the Agent, for the benefit of the Secured Parties, superior to and prior to the rights of all third persons and subject to no other Liens, except that the Collateral may be subject to Permitted Liens.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

(P) Subsidiaries. The Borrower does not have, and shall not have, any Subsidiaries, and does not and shall not otherwise own or hold, directly or indirectly, any Capital Stock of any other Person.

(Q) Valid Transfer. The Sale and Contribution Agreement creates a valid sale, transfer and/or assignment from the Seller to the Borrower of all right title and interest of the Seller in and to the Conveyed Property in each case conveyed to the Borrower thereunder.

(R) Purchases of Solar Loans and Solar Assets. The Borrower has given reasonably equivalent value to the Seller (which may include additional Capital Stock in the Borrower) in consideration for the transfer to the Borrower by the Seller of the Conveyed Property conveyed to the Borrower under the Sale and Contribution Agreement, and no such transfer has been made for or on account of an antecedent debt owed by the Seller to the Borrower.

(S) OFAC and Patriot Act. Neither the Borrower nor, to the knowledge of the Borrower, any of its officers, directors or employees appears on the Specially Designated Nationals and Blocked Persons List published by the Office of Foreign Assets Control (“OFAC”) or is otherwise a person with which any U.S. person is prohibited from dealing under the laws of the United States, unless authorized by OFAC. The Borrower does not conduct business or complete transactions with the governments of, or persons within, any country under economic sanctions administered and enforced by OFAC. The Borrower will not directly or indirectly use the proceeds from this Agreement, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person to fund any activities of or business with any person that, at the time of such funding, is the subject of economic sanctions administered or enforced by OFAC, or is in any country or territory that, at the time of such funding or facilitation, is the subject of economic sanctions administered or enforced by OFAC. The Borrower is not in violation of Executive Order No. 13224 or the Patriot Act.

(T) Foreign Corrupt Practices Act. Neither the Borrower nor, to the knowledge of the Borrower, any of it officers, directors, agents or employees, has used any of the proceeds of any Advance (i) for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity, (ii) to make any direct or indirect unlawful payment to any government official or employee from corporate funds, (iii) to violate any provision of the U.S. Foreign Corrupt Practices Act of 1977 or similar law of a jurisdiction in which the Borrower conducts its business and to which they are lawfully subject, or (iv) to make any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

(U) Eligibility. Each Solar Loan listed on the Schedule of Eligible Solar Loans most recently delivered to the Agent was an Eligible Solar Loan as of such date of delivery of such Schedule of Eligible Solar Loans.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

ARTICLE V

COVENANTS

Section 5.1. Affirmative Covenants. The Borrower covenants and agrees that, until all Obligations (other than contingent obligations not then due) hereunder have been paid in full and the Commitments have been terminated:

(A) Reporting Requirements. The Borrower will furnish to the Agent for delivery to each Lender and, in the case of subclause (vi) below, the Paying Agent, the Back-Up Servicer and the Transition Manager:

(i) within (a) one hundred eighty (180) days after the close of each fiscal year of Parent (beginning with the fiscal year ending December 31, 2018), the unqualified audited financial statements for such fiscal year that include the consolidated balance sheet of Parent and its consolidated subsidiaries as of the end of such fiscal year, the related consolidated statements of income, of stockholders’ equity and of cash flows for such fiscal year, in each case, setting forth comparative figures for the preceding fiscal year, audited by a Nationally Recognized Accounting Firm selected by Parent and in each case prepared in accordance with GAAP and (b) sixty (60) days after the end of each of each of its fiscal quarters, the unaudited consolidated balance sheets and income statements for such fiscal quarter on a year-to-date basis for Parent and its consolidated subsidiaries;

(ii) if, at any time, Sunnova Management is the Manager or the Servicer, but is not a subsidiary of Parent, within (a) 180 days after the end of each of its fiscal years (beginning with the fiscal year ending December 31, 2018), a copy of the unqualified audited consolidated financial statements for such year for Sunnova Management, containing financial statements for such year prepared by a Nationally Recognized Accounting Firm selected by Sunnova Management and (b) sixty (60) days after the end of each of its fiscal quarters, the unaudited consolidated balance sheets and income statements for such fiscal quarter on a year-to-date basis for Sunnova Management;

(iii) promptly upon Agent’s request (but in no event earlier than sixty (60) days after the end of the relevant fiscal quarter), the unaudited balance sheets of the Borrower as at the end of each fiscal quarter;

(iv) at any time that Sunnova Management is the Manager or the Servicer, within one hundred eighty (180) days after the end of each of its fiscal years (beginning with the fiscal year ending December 31, 2018), a report to the Agent prepared by a Qualified Service Provider (as defined in the Servicing Agreement) containing such firm’s conclusions with respect to an examination of certain information relating to Sunnova Management’s compliance with its obligations under the Transaction Documents (including, without limitation, such

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

firm’s conclusions with respect to an examination of the calculations of amounts set forth in certain of Sunnova Management’s reports delivered hereunder and pursuant to the Management Agreement and the Servicing Agreement, as applicable, during the prior calendar year and Sunnova Management’s source records for such amounts), in form and substance satisfactory to the Agent;

(v) as soon as possible, and in any event within five (5) Business Days, after the Borrower or any of its ERISA Affiliates knows or has reason to know that an ERISA Event has occurred, deliver to the Lenders a certificate of a responsible officer of the Borrower setting forth the details of such ERISA Event, the action that the Borrower or the ERISA Affiliate proposes to take with respect thereto, and, when known, any action taken or threatened by the Internal Revenue Service, Department of Labor or the Pension Benefit Guaranty Corporation;

(vi) (a) promptly, and in any event within five (5) Business Days, after a Responsible Officer of the Borrower, the Seller, the Servicer (if it is an Affiliate of the Borrower), the Manager (if it is an Affiliate of the Borrower) or the Parent obtains knowledge thereof, notice of the occurrence of any event that constitutes an Event of Default, a Potential Default, an Amortization Event or a Potential Amortization Event, which notice shall specify the nature thereof, the period of existence thereof and what action the Borrower proposes to take with respect thereto, (b) promptly, and in any event within five (5) Business Days after a Responsible Officer of any of the Borrower, the Seller, the Servicer (if it is an Affiliate of the Borrower), the Manager (if it is an Affiliate of the Borrower) or the Parent obtains knowledge thereof, notice of any other development concerning any litigation, governmental or regulatory proceeding (including environmental law) or labor matter (including ERISA Event) pending or threatened in writing against the Borrower and (c) promptly, and in any event within five (5) Business Days after a Responsible Officer of the Borrower, the Seller, the Servicer (if it is an Affiliate of the Borrower), the Manager (if it is an Affiliate of the Borrower) or the Parent obtains knowledge thereof, notice of the occurrence of any event that constitutes a default, an event of default, or any event that would permit the acceleration of any obligation under a Sunnova Credit Facility;

(vii) promptly, and in any event within five (5) Business Days, after receipt thereof by any of the Borrower, the Seller, the Servicer (if it is an Affiliate of the Borrower), the Manager (if it is an Affiliate of the Borrower) or the Parent, copies of all material notices, requests, and other documents (excluding regular periodic reports) delivered or received by the Borrower under or in connection with the Sale and Contribution Agreement; and

(viii) promptly, and in any event within five (5) Business Days, after receipt thereof by any of the Borrower, the Seller, the Servicer (if it is an Affiliate of the Borrower), the Manager (if it is an Affiliate of the Borrower) or the Parent, copies of all notices and other documents delivered or received by the Borrower with respect to any material tax Liens on Solar Assets (either individually or in the aggregate).

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

(B) Solar Loan Reporting. The Borrower shall enforce the provisions of the Servicing Agreement and the Management Agreement which require the Manager to deliver any reports and which require the Servicer to furnish, in each case to the Agent, each Funding Agent, the Back-Up Servicer, the Transition Manager, and the Paying Agent:

(i) the Monthly Servicer Report pursuant to and in accordance with the terms of the Servicing Agreement (including a Borrowing Base Certificate setting forth detailed calculations of the Borrowing Base); and

(ii) on the Scheduled Commitment Termination Date, an updated A-2 Custodial Certification confirming that all Solar Loan Contracts in electronic form are in the possession of the Custodian.

(C) UCC Matters; Protection and Perfection of Security Interests. The Borrower agrees to notify the Agent in writing of any change (i) in its legal name, (ii) in its identity or type of organization or corporate structure, and (iii) in the jurisdiction of its organization in each case, within ten (10) days of such change. In addition, the Borrower agrees to promptly notify the Agent in writing if any eVault is terminated or the underlying control arrangements for any eVault are changed in any manner that could be adverse to the Agent control party or to the Lenders and if any authoritative electronic copies of Solar Loans stored therein are no longer held within an eVault or are otherwise removed from an eVault, in each case no later than one (1) Business Day prior to the occurrence thereof. The Borrower agrees that from time to time, at its sole cost and expense, it will promptly execute and deliver all further instruments and documents, and take all further action necessary or reasonably required by the Agent (a) to complete all assignments from the Seller to the Borrower under the Sale and Contribution Agreement, (b) to perfect, protect or more fully evidence the Agent’s security interest in the Solar Loans and the related Solar Assets acquired by the Borrower under the Sale and Contribution Agreement, and (c) to enable the Agent to exercise or enforce any of its rights hereunder, under the Security Agreement or under any other Transaction Document. Without limiting the Borrower’s obligation to do so, the Borrower hereby irrevocably authorizes the filing of such financing or continuation statements, or amendments thereto or assignments thereof, and such other instruments or notices, as may be necessary or reasonably required by the Agent. The Borrower hereby authorizes the Agent to file one or more financing or continuation statements, and amendments thereto and assignments thereof, naming the Borrower as debtor, relative to all or any of the Collateral now existing or hereafter arising without the signature of the Borrower where permitted by law. A carbon, photographic or other reproduction of the Security Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

(D) Access to Certain Documentation and Information Regarding the Eligible Solar Loans and Related Solar Assets. The Borrower shall permit (and, as applicable, the Manager, the Servicer, the Back-Up Servicer, the Transition Manager, and the Custodian shall permit) the Agent (and, as applicable, the Custodian) or its duly authorized representatives or independent contractors, upon reasonable advance notice to the Borrower (and, as applicable, the Manager, the Servicer, the Back-Up Servicer, the Transition Manager, and the Custodian), (i) access to documentation that the Borrower, the Manager, the Servicer, the Back-Up Servicer, the Transition Manager, or the Custodian, as applicable, may possess regarding the Eligible Solar Loans and the related Solar Assets, (ii) to visit the Borrower, the Manager, the Servicer, the Back-Up Servicer, the Transition Manager, or the Custodian, as applicable, and to discuss their respective affairs, finances and accounts (as they relate to their respective obligations under this Agreement and the other Transaction Documents) with the Borrower, the Manager, the Servicer, the Back-Up Servicer, the Transition Manager, or the Custodian, as applicable, their respective officers, and independent accountants (subject to such accountants’ customary policies and procedures), and (iii) to examine the books of account and records of the Borrower, the Custodian, the Back-Up Servicer, the Transition Manager, the Servicer or the Manager, as applicable as they relate to the Eligible Solar Loans and the related Solar Assets, to make copies thereof or extracts therefrom, in each case at such reasonable times and during regular business hours of the Borrower, the Custodian, the Back-Up Servicer, the Transition Manager, the Servicer or the Manager, as applicable. The frequency of the granting of such access, such visits and such examinations, and the party to bear the expense thereof, shall be governed by the provisions of Section 7.13 with respect to the reviews of the Borrower’s business operations described in such Section 7.13. The Agent (and, as applicable, the Custodian) shall and shall cause its representatives or independent contractors to use commercially reasonable efforts to avoid interruption of the normal business operations of the Borrower, the Custodian, the Back-Up Servicer, the Transition Manager, the Servicer or the Manager, as applicable. Notwithstanding anything to the contrary in this Section 5.1(D), (i) none of the Borrower, the Custodian, the Back-Up Servicer, the Transition Manager, the Servicer or the Manager will be required to disclose, permit the inspection, examination or making copies or abstracts of, or discussion of, any document, information or other matter that (x) constitutes non-financial trade secrets or non-financial proprietary information, (y) in respect of which disclosure to the Agent or any Lender (or their respective representatives or contractors) is prohibited by law or any binding confidentiality agreement, or (z) is subject to attorney-client or similar privilege or constitutes attorney work product, (ii) the Borrower shall have the opportunity to participate in any discussions with the Borrower’s independent accountants and (iii) absent the occurrence and continuance of an Event of Default or Amortization Event, the Agent (and, as applicable, the Custodian) or its duly authorized representatives or independent contractors shall not be permitted to visit the Back-Up Servicer more than once during any given twelve (12) month period.

(E) Existence and Rights; Compliance with Laws. The Borrower shall preserve and keep in full force and effect its limited liability company existence, and any material rights, permits, patents, franchises, licenses and qualifications. The Borrower

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

shall comply with all applicable laws and maintain in place all permits, licenses, approvals and qualifications required for it to conduct its business activities to the extent that the lack of compliance thereof would result in a Material Adverse Effect.

(F) Books and Records. The Borrower shall maintain, and cause (if any are Affiliates of the Borrower) the Manager and the Servicer to maintain, proper and complete financial and accounting books and records. The Borrower shall maintain with respect to Eligible Solar Loan accounts and records as to each Eligible Solar Loan that are proper, complete, accurate and sufficiently detailed so as to permit (i) the reader thereof to know as of the most recently ended calendar month the status of each Eligible Solar Loan including payments made and payments owing (and whether or not such payments are past due), and (ii) reconciliation of payments on each Eligible Solar Loan and the amounts from time to time deposited in respect thereof in the Lockbox Account or the Collection Account.

(G) Taxes. The Borrower shall pay when due all Taxes imposed upon it or any of its respective properties or which it is required to withhold and pay over, and provide evidence of such payment to the Agent if requested; provided, however, that the Borrower shall not be required to pay any such Tax that is being contested in good faith by proper actions diligently conducted if (i) it has maintained adequate reserves with respect thereto in accordance with GAAP and (ii) in the case of a Tax that has or may become a Lien against any of the Collateral, such proceedings conclusively operate to stay the sale of any portion of the Collateral to satisfy such Tax.

(H) Maintenance of Properties. The Borrower shall ensure that its material properties and equipment used or useful in its business in whomsoever’s possession they may be, are kept in reasonably good repair, working order and condition, normal wear and tear excepted, and that from time to time there are made in such properties and equipment all needful and proper repairs, renewals, replacements, extensions, additions, betterments and improvements thereto, in each case, to the extent and in the manner customary for companies in similar businesses.

(I) ERISA. The Borrower shall deliver to the Agent such certifications or other evidence from time to time prior to the repayment of all Obligations and the termination of all Commitments, as requested by the Agent in its sole discretion, that (i) the Borrower is not an “employee benefit plan” as defined in Section 3(3) of ERISA, which is subject to Title I of ERISA or a plan within the meaning of Section 4975 of the Internal Revenue Code, or a “governmental plan” within the meaning of Section 3(32) of ERISA, (ii) the Borrower is not subject to state statutes regulating investments and fiduciary obligations with respect to governmental plans, and (iii) the assets of the Borrower do not constitute “plan assets” within the meaning of 29 C.F.R. Section 2510.3-101, as modified in application by Section 3(42) of ERISA of any “benefit plan investor” as defined in Section 3(42) of ERISA.

(J) Use of Proceeds. The Borrower will only use the proceeds of any Advance as permitted under Section 2.3.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

(K) Change of State of Organization; Collections; Names, Etc. (i) In respect of the Seller, the Servicer and the Manager (if any are Affiliates of the Borrower), the Borrower shall notify the Agent, the Paying Agent, the Back-Up Servicer, the Transition Manager, and the Custodian in writing of any change (a) in such entity’s legal name, (b) in such entity’s identity or type of organization or corporate structure, or (c) in the jurisdiction of such entity’s organization, in each case, within ten (10) days of such change; and

(ii) In the event that the Borrower or any Affiliated Entity thereof receives any Collections relating to any Eligible Solar Loans or related Solar Assets directly, the Borrower shall hold, or cause such Affiliated Entity to hold, all such Collections in trust for the benefit of the Secured Parties and deposit, or cause such Affiliated Entity to deposit, such Collections into the Collection Account, as soon as practicable, but in no event later than two (2) Business Days after its receipt thereof.

(L) Insurance. The Borrower shall maintain or cause to be maintained, at its own expense, insurance coverage (i) by such insurers and in such forms and amounts and against such risks as are generally consistent with the insurance coverage maintained by the Borrower as of the Closing Date and to the extent commercially obtainable or (ii) as is customary, reasonable and prudent in light of the size and nature of the Borrower’s business as of any date after the Closing Date. The Borrower shall be deemed to have complied with this provision if one of its Affiliates has such policy coverage and, by the terms of any such policies, the coverage afforded thereunder extends to the Borrower and the Seller. Upon the request of the Agent at any time subsequent to the Closing Date, the Borrower shall cause to be delivered to the Agent, a certification evidencing the Borrower’s and the Seller’s coverage under any such policies.

(M) Maintenance of Independent Director. The Borrower shall maintain at least one individual to serve as an independent director (the “Independent Director”) of the Borrower, (i) which is not, nor at any time during the past six (6) years has been, (a) a direct or indirect beneficial owner, a partner (whether direct, indirect or beneficial), customer or supplier of the Borrower or any of its Affiliates, (b) a manager, officer, employee, member, stockholder, director, creditor, Affiliate or associate of the Borrower or any of its Affiliates (other than as an independent officer, director, member or manager acting in a capacity similar to that set forth herein), (c) a person related to, or which is an Affiliate of, any person referred to in clauses (a) or (b), or (d) a trustee, conservator or receiver for any Affiliate of the Borrower or any of its Affiliates, (ii) which shall have had prior experience as an independent director for a corporation or limited liability company whose charter documents required the unanimous consent of all independent directors thereof before such corporation or limited liability company could consent to the institution of bankruptcy or insolvency proceedings against it or could file a petition seeking relief under any applicable federal or state law relating to bankruptcy, and (iii) which shall have at least three (3) years of employment experience with one or more entities with a national reputation and presence that provide, in the ordinary course of their respective businesses, advisory, management or placement services to issuers of securitization or structured finance instruments, agreements or securities, and is currently employed by such an entity.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

(N) The Sale and Contribution Agreement. The Borrower shall make such reasonable requests for information and reports or for action under the Sale and Contribution Agreement to the Seller as the Agent may reasonably request to the extent that the Borrower is entitled to do the same thereunder.

(O) Acquisitions from the Seller. With respect to each Solar Loan and the related Solar Assets, the Borrower shall (i) acquire ownership thereof from the Seller pursuant to and in accordance with the terms of the Sale and Contribution Agreement, (ii) take all action necessary to perfect, protect and more fully evidence such ownership, including (a) filing and maintaining effective financing statements (Form UCC-1) naming the Seller, as debtor, the Borrower, as secured party, and the Agent, as assignee, in all necessary filing offices, and filing continuation statements, amendments or assignments with respect thereto in such filing offices and (b) executing or causing to be executed such other instruments or notices as may be necessary or reasonably requested by the Agent, and (iii) take all additional action that the Agent may reasonably request to perfect, protect and more fully evidence the respective interests of the parties to this Agreement.

(P) Maintenance of Separate Existence. The Borrower shall take all reasonable steps to continue its identity as a separate legal entity and to make it apparent to third Persons that it is an entity with assets and liabilities distinct from those of the Affiliated Entities or any other Person, and that it is not a division of any of the Affiliated Entities or any other Person. In that regard the Borrower shall:

(i) maintain its limited liability company existence and make independent decisions with respect to its daily operations and business affairs and, other than pursuant to the terms of the limited liability company agreement of the Borrower, not be controlled in making such decisions by any other Affiliated Entity or any other Person;

(ii) maintain its assets in a manner which facilitates their identification and segregation from those of any of the other Affiliated Entities;

(iii) except as expressly otherwise permitted hereunder, conduct all intercompany transactions with the other Affiliated Entities on terms which the Borrower reasonably believes to be on an arm’s length basis;

(iv) not guarantee any obligation of any of the other Affiliated Entities, nor have any of its obligations guaranteed by any other Affiliated Entity or hold itself out as responsible for the debts of any other Affiliated Entity or for the decisions or actions with respect to the business and affairs of any other Affiliated Entity;

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

(v) except as expressly otherwise permitted hereunder or contemplated under any of the other Transaction Documents, not permit the commingling or pooling of its funds or other assets with the assets of any other Affiliated Entity;

(vi) maintain separate deposit and other bank accounts to which no other Affiliated Entity has any access;

(vii) compensate (either directly or through reimbursement of its allocable share of any shared expenses) all employees, consultants and agents, and Affiliated Entities, to the extent applicable, for services provided to the Borrower by such employees, consultants and agents or Affiliated Entities, in each case, either directly from the Borrower’s own funds or indirectly through documented capital contributions from the Parent, Intermediate Holdco, the Seller or any other direct or indirect parent of the Borrower;

(viii) have agreed with each of the other relevant Affiliated Entities to allocate among themselves, through documented intercompany transactions, including documented capital contributions from the Parent, Intermediate Holdco, the Seller or any other direct or indirect parent of the Borrower, shared overhead and corporate operating services and expenses which are not reflected in documentation in connection with a Takeout Transaction (including the services of shared employees, consultants and agents and reasonable legal and auditing expenses) on the basis of actual use or the value of services rendered, and otherwise on a basis reasonably related to actual use or the value of services rendered;

(ix) pay for its own account, directly from the Borrower’s own funds or indirectly through documented capital contributions from any of the Parent, Intermediate Holdco, the Seller or any other direct or indirect parent of the Borrower, for accounting and payroll services, rent, lease and other expenses (or its allocable share of any such amounts provided by one or more other Affiliated Entity) and not have such operating expenses (or the Borrower’s allocable share thereof) paid by any of the Affiliated Entities; provided, that the Parent or another Affiliated Entity shall be permitted to pay the initial organizational expenses of the Borrower;

(x) conduct its business (whether in writing or orally) solely in its own name through its duly authorized officers, employees and agents, including the Manager and the Servicer;

(xi) not make or declare any distributions of cash or property to the holders of its equity securities or make redemptions or repurchases of its equity securities, in either case, on a periodic basis any more frequently than monthly or otherwise, in certain other irregular cases, in accordance with appropriate corporate formalities and consistent with sound business judgment; and all such distributions, redemptions or repurchases shall only be permitted hereunder to the extent that no Event of Default then exists or would result therefrom; and

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

(xii) otherwise practice and adhere to corporate formalities such as complying with its organizational documents and member and manager resolutions, the holding of regularly scheduled meetings of members and managers, and maintaining complete and correct books and records and minutes of meetings and other proceedings of its members and managers.

(Q) Updates to Account Schedule. Schedule II attached hereto shall be updated by the Borrower and delivered to the Agent immediately to reflect any changes as to which the notice and other requirements specified in Section 5.2(K) have been satisfied.

(R) Deposits into the Accounts. (i) The Borrower shall deposit or cause to be deposited all Collections directly into the Lockbox Account, the Collection Account or, in the case of proceeds of a Takeout Transaction, into the Takeout Transaction Account.

(ii) The Borrower shall direct, or cause to be directed, all Obligors to make all payments of any Eligible Solar Loans directly into the Lockbox Account;

(iii) The Borrower shall not deposit into or otherwise credit (or cause to be deposited or credited), or consent to or fail to object to any such deposit or credit of, cash or cash proceeds other than Collections of Eligible Solar Loans into the Collection Account or the Lockbox Account.

(S) Hedging. The Borrower shall at all times satisfy the Hedge Requirements.

(T) Lockbox Account. If, at any time, the Lockbox Bank withdraws funds from the Lockbox Account to pay amounts owed to the Lockbox Bank pursuant to the Lockbox Agreement and such withdrawal reduces the amounts on deposit in such Lockbox Account below the Required Lockbox Reserve Amount (such deficit, the “Lockbox Bank Withdrawn Amount”), the Borrower shall promptly thereafter deposit or cause to be deposited into the Lockbox Account an amount equal to the Lockbox Bank Withdrawn Amount in accordance with Section 2.7(B)(xvi) or otherwise.

(U) Notice to Seller. The Borrower shall promptly notify the Seller of a breach of Section 4.1(U) and shall require the Seller to cure such breach or pay the Refund Price for such Defective Solar Loan pursuant to and in accordance with the Sale and Contribution Agreement; provided, that notwithstanding anything contained in the Sale and Contribution Agreement to the contrary, upon the occurrence and continuance of an Amortization Event or an Event of Default, the Borrower shall require the Seller to pay the Refund Price solely in cash.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

(V) Update to Eligible Solar Loans. The Borrower shall promptly notify the Servicer, the Back-Up Servicer, the Manager and the Agent in writing of any additions or deletions to the Schedule of Eligible Solar Loans.

(W) Deviations from Approved Forms. The Borrower shall provide or shall cause the Seller to provide all proposed forms of Solar Loan Contracts and Ancillary Solar Agreements which deviate in any material respect from the Approved Forms (each such form a “Proposed Form”) to the Borrower, the Seller, and the Agent and shall provide notice to such parties regarding the cessation of a form of Solar Loan Contract or Ancillary Solar Agreement attached hereto as Exhibit H or previously delivered hereunder. The Agent shall use its best efforts to notify the Seller in writing within ten (10) Business Days of receipt of such objection or approval of the terms of such updated form. Upon the written consent of the Agent, such consent not to be unreasonably withheld or delayed, Exhibit H shall be amended to include such Proposed Form as a Solar Loan Contract or Ancillary Solar Agreement, as applicable, in addition to the other forms attached or previously delivered.

Section 5.2. Negative Covenants. The Borrower covenants and agrees that, until all Obligations (other than contingent obligations not then due) hereunder have been paid in full and the Commitments have been terminated, the Borrower will not:

(A) Business Activities. Conduct any business other than:

(i) the acquisition from time to time of any or all right, title and (direct or indirect) interest in and to (a) Solar Loans, the related Solar Assets and all rights and interests thereunder or relating thereto pursuant to the Sale and Contribution Agreement or (b) any assets from another Borrower;

(ii) the conveyance from time to time to the Seller of any or all right, title and (direct or indirect) interest in and to the Solar Loans and the related Solar Assets and all rights and interests thereunder or relating thereto pursuant to the Sale and Contribution Agreement;

(iii) the conveyance by the Borrower from time to time of (a) Solar Loans and the related Solar Assets in connection with a Takeout Transaction or (b) so long as no Event of Default or Borrowing Base Deficiency exists or would result therefrom (after giving effect to any assignment of additional Eligible Solar Loans to Borrower on the date of such distribution) and such conveyance was not made with the intent to cause any adverse selection with respect to the Collateral, Solar Loans and the related Solar Assets then not included on the Schedule of Eligible Solar Loans and that do not satisfy the criteria set forth in the definition of “Eligible Solar Loans” or SRECs that are in each case either (1) sold in an arm’s length transaction for fair market value with no material recourse to the Borrower (except that such assets are being conveyed by it free and clear of Liens) and the proceeds from which are deposited into the Collection Account or (2) distributed by the Borrower to the Seller;

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

(iv) the execution and delivery by the Borrower from time to time of purchase agreements, in form and substance satisfactory to the Agent, related to the sale of securities by the Borrower or any of its Affiliates in connection with a Takeout Transaction;

(v) the performance by the Borrower of all of its obligations under the aforementioned agreements and under this Agreement and any documentation related thereto;

(vi) the preparation, execution and delivery of any and all other documents and agreements as may be required in connection with the performance of the activities of the Seller and the Borrower approved above; and

(vii) to engage in any lawful act or activity and to exercise any powers permitted under the Delaware Limited Liability Company Act that are reasonably related, incidental, necessary, or advisable to accomplish the foregoing.

Notwithstanding the foregoing, after the Closing Date and at any time on or prior to the earlier of (a) the Commitment Termination Date and (b) the date on which all Obligations (other than contingent obligations not then due) of the Borrower hereunder have been paid in full and the Commitments have been terminated, the Borrower shall not, without the prior written consent of the Agent, (1) purchase or otherwise acquire any Solar Loans and the related Solar Assets, or interests therein, except for acquisitions from the Seller pursuant to and in accordance with the Sale and Contribution Agreement, (2) convey or otherwise dispose of any Solar Loans (and any related Solar Assets), or interests therein, other than (x) in accordance with Section 5.2(A)(iii) or 5.2(E) or (y) to the Seller pursuant to the Sale and Contribution Agreement, or (3) establish any Subsidiaries.

(B) Sales, Liens, Etc. Sales, Liens, Etc. Except as permitted hereunder (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Lien upon or with respect to, any Eligible Solar Loans or Collections, or upon or with respect to the Collection Account or the Lockbox Account or any other account owned by or in the name of the Borrower to which any Collections are sent, or assign any right to receive income in respect thereof, or (ii) create or suffer to exist any Lien upon or with respect to any of its properties, whether now owned or hereafter acquired, or assign any right to receive income, to secure or provide for the payment of any Indebtedness of any Person or for any other reason; provided that notwithstanding anything to the contrary herein, this Section 5.2(B) shall not prohibit any Lien that constitutes a Permitted Lien nor prohibit any sale, assignment or disposition of Solar Loans that is permitted under Section 5.2(A)(iii) (including Collections related to such Solar Loans and not yet distributed pursuant to Section 2.7(B)).

(C) Indebtedness. Incur or assume any Indebtedness, except Permitted Indebtedness.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

(D) Loans and Advances. Make any loans or advances to any Person.

(E) Dividends, Etc. Declare or make any dividend payment or other distribution of assets, properties, cash, rights, obligations or securities on account of any interest in the Borrower, or purchase, redeem or otherwise acquire for value any interest in the Affiliated Entities or any rights or options to acquire any such interest, except:

(i) distributions of cash by the Borrower from the Borrower’s Account in accordance with this Agreement;

(ii) transfers, dividends or other distributions of Transferable Solar Loans and the related Solar Assets to the Seller pursuant to the Sale and Contribution Agreement;

(iii) transfers of Solar Loans and related Solar Assets to the Seller pursuant to the Sale and Contribution Agreement or of Solar Loans and related Solar Assets then not included on the Schedule of Eligible Solar Loans and that do not satisfy the criteria set forth in the definition of “Eligible Solar Loans” (including Collections related thereto and not yet distributed pursuant to Section 2.07(B)) that are permitted under Section 5.2(A)(iii);

(iv) distributions of SRECs to the Seller;

provided, that the distributions described in subsection (i) of clause (E) shall not be permitted if either an Event of Default or Potential Default would result therefrom unless all outstanding Obligations (other than contingent liabilities for which no claims have been asserted) have been irrevocably paid in full with all accrued but unpaid interest thereon and any related Liquidation Fees.

(F) Mergers, Etc. Merge or consolidate with or into, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to, or acquire all or substantially all of the assets of, any Person, except for the acquisition or sale of Solar Loans and the related Solar Assets and similar property pursuant to the Sale and Contribution Agreement, or pursuant to a Takeout Transaction or where all the Advances associated with such Solar Loans and related Obligations have been paid in full with all accrued but unpaid interest thereon and any related Liquidation Fees.

(G) Investments. Make any investment of capital in any Person either by purchase of stock or securities, contributions to capital, property transfer or otherwise or acquire or agree to acquire by any manner any business of any Person.

(H) Change in Organizational Documents. Amend, modify or otherwise change any of the terms or provisions in its organizational documents as in effect on the date hereof without the consent of the Agent and the Majority Lenders.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

(I) Transactions with Affiliates. Enter into, or be a party to, any transaction with any of its Affiliates, except (i) the transactions contemplated by the Transaction Documents or any similar conveyance agreement entered into in connection with a Takeout Transaction, (ii) any other transactions (including the lease of office space or computer equipment or software by the Borrower from an Affiliate and the sharing of employees and employee resources and benefits) (a) in the ordinary course of business or as otherwise permitted hereunder, (b) pursuant to the reasonable requirements and purposes of the Borrower’s business, (c) upon fair and reasonable terms (and, to the extent material, pursuant to written agreements) that are consistent with market terms for any such transaction, and (d) permitted by Sections 5.2(B), (C), (E) or (F), (iii) employment and severance arrangements and health, disability and similar insurance or benefit plans between the Borrower and its directors, officers, employees in the ordinary course of business, and (iv) the payment of customary fees and reasonable out of pocket costs to, and indemnities provided on behalf of, directors, managers, consultants, officers and employees of any parent entity of the Borrower or the Borrower to the extent attributable to the ownership or operation of the Borrower.

(J) Addition, Termination or Substitution of Accounts. Add, terminate or substitute, or consent to the addition, termination or substitution of, the Lockbox Account, the Collection Account, the Liquidity Reserve Account, the Equipment Replacement Reserve Account or the Takeout Transaction Account unless, (i) the Agent shall have consented thereto after having received at least thirty (30) days’ prior written notice thereof and (ii) prior to directing any Obligor to remit Obligor Payments thereto, all actions requested by the Agent to protect and perfect the interest of the Secured Parties in the Collections in respect of the affected Eligible Solar Loans have been taken and completed. Notwithstanding the foregoing, the Borrower neither has nor shall have any control over the Lockbox Account, the Collection Account, the Liquidity Reserve Account, the Equipment Replacement Reserve Account or the Takeout Transaction Account.

(K) Collections. (i) Deposit at any time Collections into any bank account other than the Lockbox Account or the Collection Account, (ii) make any change to the payment instructions to any Obligor or direct any Obligor to make any Obligor Payments to any other destination other than the Lockbox Account, or (iii) permit the assets of any Person (other than the Borrower) to be deposited into the Lockbox Account or the Collection Account.

(L) Amendments to Transaction Documents. Without the consent of the Agent, amend, modify or otherwise change any of the terms or provisions of any Transaction Document other than (i) supplements identifying Solar Loans to be transferred in connection with each transfer of Solar Loans and the related Solar Assets from time to time in accordance with the Sale and Contribution Agreement or this Agreement, (ii) amendments, supplements or other changes in accordance with the terms of the applicable Transaction Document, and (iii) amendments, supplements or other changes with respect to exhibits and schedules to any Transaction Document that would not reasonably be expected to have a material adverse effect on the value, enforceability, or collectability of the Collateral or adversely affect Collections.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

ARTICLE VI

EVENTS OF DEFAULT

Section 6.1. Events of Default. The occurrence of any of the following specified events shall constitute an event of default under this Agreement (each, an “Event of Default”):

(A) Non-Payment. (i) The Borrower shall fail to make any required payment of principal when due hereunder and such failure shall continue unremedied for (x) in the case of a mandatory prepayment under Section 2.9 in connection with a Borrowing Base Deficiency, upon expiration of the applicable cure period specified in Section 6.1(H) and (y) in the case of any other payment of principal, two (2) Business Days after the day such payment is due, or (ii) the Borrower shall fail to make any required payment of interest when due hereunder and such failure shall continue unremedied for two (2) Business Days after the day such payment is due, or (iii) the Borrower shall fail to pay the aggregate outstanding principal balance of all Advances made to the Borrower on the Commitment Termination Date, or (iv) the Borrower shall fail to make any required payment on any other Obligation when due hereunder or under any other Transaction Document and such failure under this subclause (iv) shall continue unremedied for five (5) Business Days after the earlier of (a) written notice of such failure shall have been given to the Borrower by the Agent or any Lender or (b) the date upon which a Responsible Officer of the Borrower obtained knowledge of such failure.

(B) Representations. Any representation or warranty made or deemed made by the Borrower or the Seller herein or in any other Transaction Document (after giving effect to any qualification as to materiality set forth therein, if any) shall prove to have been inaccurate in any material respect when made and such defect, to the extent it is capable of being cured, is not cured within thirty (30) days from the earlier of the date of receipt by the Borrower or the Seller, as the case may be, of written notice from the Agent of such failure by the Borrower or the Seller, as the case may be or the date upon which a Responsible Officer of the Borrower or the Seller, as the case may be, obtained knowledge of such failure; provided that a breach of any representation or warranty made by the Borrower under Section 4.1(U) or Seller in Section 6(b) of the Sale and Contribution Agreement shall be excluded if either (i) the Seller has cured or reimbursed any applicable Refund Price under the Sale and Contribution Agreement in cash or (ii) the Seller assigns additional Eligible Solar Loans to Borrower within five (5) Business Days of the date on which the Borrower discovers or receives notice that a breach of representation or warranty made by the Borrower under Section 4.1(U) or Seller in Section 6(b) of the Sale and Contribution Agreement has occurred so long as any Borrowing Base Deficiency existing and continuing as a result of such breach is cured prior to the time frame set forth in Section 6.1(H), after giving effect to such assignment of additional Eligible Solar Loans to Borrower.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

(C) Covenants. (i) The Borrower shall fail to perform or observe its covenant under Section 5.1(X), or (ii) the Borrower or the Seller shall fail to perform or observe any other term, covenant or agreement contained in this Agreement or in any other Transaction Document which has not been cured within thirty (30) days from the earlier of the date of receipt by the Borrower or the Seller, as the case may be, of written notice from the Agent of such failure by the Borrower, the Manager or the Seller, as the case may be, of such failure.

(D) Validity of Transaction Documents. This Agreement or any other Transaction Document shall (except in accordance with its terms), in whole or in part, cease to be (i) in full force and effect and/or (ii) the legally valid, binding and enforceable obligation of the Borrower or the Seller.

(E) Insolvency Event. An Insolvency Event shall have occurred with respect to Parent, the Seller or the Borrower.

(F) Breach of Parent Guaranty. Any failure by Parent to perform under the Parent Guaranty; provided that a breach by Parent of the Financial Covenants is not an Event of Default hereunder.

(G) ERISA Event. Either (i) any ERISA Event shall have occurred or (ii) the assets of the Borrower become subject to Title I of ERISA, Section 4975 of the Internal Revenue Code, or, by reason of any investment in the Borrower by any governmental plan, as the case may be, any other federal, state, or local provision similar to Section 406 of ERISA or Section 4975 of the Internal Revenue Code.

(H) Borrowing Base Deficiency. (i) A Borrowing Base Deficiency in an aggregate amount equal to or less than $1,000,000 continues for more than five (5) Business Days or (ii) a Borrowing Base Deficiency in an aggregate amount greater than $1,000,000 continues for more than three (3) Business Days.

(I) Security Interest. The Agent, for the benefit of the Lenders, ceases to have a first priority perfected security interest in Collateral having a value in excess of $150,000 and such failure shall continue unremedied for more than five (5) Business Days unless such Liens with a higher priority than Agent’s Liens are Permitted Liens; provided that if such cessation in security interest is due to the Agent’s actions, then no Event of Default shall be deemed to occur under this Section 6.1(I).

(J) Judgments. There shall remain in force, undischarged, unsatisfied, and unstayed for more than thirty (30) consecutive days, any final non-appealable judgment against any Borrower in excess of $250,000 over and above the amount of insurance coverage available from a financially sound insurer that has not denied coverage.

(K) 1940 Act. The Borrower becomes, or becomes controlled by, an entity required to register as an “investment company” under the 1940 Act.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

(L) Reserve Account Shortfall. Amounts on deposit in the Liquidity Reserve Account are at any time less than the Liquidity Reserve Account Required Balance and such deficit is not cured on the earlier of the next Borrowing Date or the next Payment Date or the Borrower fails to deposit the Equipment Replacement Reserve Deposit in the Equipment Replacement Reserve Account in accordance with Section 2.7 as of any Payment Date and such failure is not cured on the earlier of the next Borrowing Date or the next Payment Date.

(M) Hedging. Failure of the Borrower to maintain Hedge Agreements satisfying the Hedge Requirements and such failure continues for five (5) Business Days or any Hedge Counterparty ceases to be a Qualifying Hedge Counterparty and such Hedge Counterparty is not replaced with a Qualifying Hedge Counterparty within ten Business Days.

(N) Change of Control. The occurrence of a Change of Control.

(O) [Reserved].

(P) Cross Default. The occurrence of an event of default under any other financing agreement entered into by the Borrower or the Seller.

Section 6.2. Remedies. If any Event of Default shall then be continuing, the Agent (i) may, in its discretion, or (ii) shall, upon the written request of the Majority Lenders, by written notice to the Borrower and the Lenders, take any or all of the following actions, without prejudice to the rights of the Agent or any Lender to enforce its claims against the Borrower in any manner permitted under applicable law:

(A) declare the Commitments terminated, whereupon the Commitment of each Lender shall forthwith terminate immediately without any other notice of any kind; or

(B) declare the principal of and any accrued interest in respect of all Advances and all other Obligations owing hereunder and thereunder to be, whereupon the same shall become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; provided, that, upon the occurrence of an Insolvency Event with respect to the Borrower, the principal of and any accrued interest in respect of all Advances and all other Obligations owing hereunder shall be immediately due and payable and the Commitments shall be immediately terminated without any notice to the Borrower or Lenders;

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

(C) if the Manager is Sunnova Management, replace the Manager with a Successor Manager in accordance with the Management Agreement;

(D) if the Servicer is Sunnova Management, replace the Servicer with a Successor Servicer in accordance with the Servicing Agreement; and/or

(E) foreclose on and liquidate the Solar Loans and the related Solar Assets owned by Borrower and pursue all other remedies available under the Security Agreement.

ARTICLE VII

THE AGENT AND FUNDING AGENTS

Section 7.1. Appointment; Nature of Relationship. The Agent is appointed by the Funding Agents and the Lenders (and by each Qualifying Hedge Counterparty by execution of a Qualifying Hedge Counterparty Joinder) as the Agent hereunder and under each other Transaction Document, and each of the Funding Agents and the Lenders and each Qualifying Hedge Counterparty irrevocably authorizes the Agent to act as the contractual representative of such Funding Agent and such Lender and such Qualifying Hedge Counterparty with the rights and duties expressly set forth herein and in the other Transaction Documents. The Agent agrees to act as such contractual representative upon the express conditions contained in this Article VII. Notwithstanding the use of the defined term “Agent,” it is expressly understood and agreed that the Agent shall not have any fiduciary responsibilities to any Funding Agent or Lender or any Qualifying Hedge Counterparty by reason of this Agreement and that the Agent is merely acting as the representative of the Funding Agents, the Lenders and each Qualifying Hedge Counterparty with only those duties as are expressly set forth in this Agreement and the other Transaction Documents. In its capacity as the Funding Agents’, the Lenders’ and each Qualifying Hedge Counterparty’s contractual representative, the Agent (A) does not assume any fiduciary duties to any of the Funding Agents, the Lenders or any Qualifying Hedge Counterparty, (B) is a “representative” of the Funding Agents, the Lenders and each Qualifying Hedge Counterparty within the meaning of Section 9-102 of the UCC as in effect in the State of New York, and (C) is acting as an independent contractor, the rights and duties of which are limited to those expressly set forth in this Agreement and the other Transaction Documents. Each of the Funding Agents, the Lenders and each Qualifying Hedge Counterparty agree to assert no claim against the Agent on any agency theory or any other theory of liability for breach of fiduciary duty, all of which claims each Funding Agent, each Lender and each Qualifying Hedge Counterparty waives.

Section 7.2. Powers. The Agent shall have and may exercise such powers under the Transaction Documents as are specifically delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto. The Agent shall have no implied duties or fiduciary duties to the Funding Agents, the Lenders or to any Qualifying Hedge Counterparty, or any obligation to the Funding Agents, the Lenders or any Qualifying Hedge Counterparty to take any action hereunder or under any of the other Transaction Documents except any action specifically provided by the Transaction Documents required to be taken by the Agent.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Section 7.3. General Immunity. Neither the Agent nor any of its directors, officers, agents or employees shall be liable to the Borrower, the Funding Agents, the Lenders, or any Qualifying Hedge Counterparty for any action taken or omitted to be taken by it or them hereunder or under any other Transaction Document or in connection herewith or therewith except to the extent such action or inaction is found in a final non-appealable judgment by a court of competent jurisdiction to have arisen solely from (A) the gross negligence or willful misconduct of such Person or (B) breach of contract by such Person with respect to the Transaction Documents.

Section 7.4. No Responsibility for Advances, Creditworthiness, Collateral, Recitals, Etc. Neither the Agent nor any of its directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into, or verify (A) any statement, warranty or representation made in connection with any Transaction Document or any borrowing hereunder, (B) the performance or observance of any of the covenants or agreements of any obligor under any Transaction Document, (C) the satisfaction of any condition specified in Article III, except receipt of items required to be delivered solely to the Agent, (D) the existence or possible existence of any Potential Default or Event of Default, or (E) the validity, effectiveness or genuineness of any Transaction Document or any other instrument or writing furnished in connection therewith. The Agent shall not be responsible to any Funding Agent, any Lender or any Qualifying Hedge Counterparty for any recitals, statements, representations or warranties herein or in any of the other Transaction Documents, for the perfection or priority of any of the Liens on any of the Collateral, or for the execution, effectiveness, genuineness, validity, legality, enforceability, collectability, or sufficiency of this Agreement or any of the other Transaction Documents or the transactions contemplated thereby, or for the financial condition of any guarantor of any or all of the Obligations, the Borrower or any of their respective Affiliates.

Section 7.5. Action on Instructions of Lenders. The Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder and under any other Transaction Document in accordance with written instructions signed by the Majority Lenders, and such instructions and any action taken or failure to act pursuant thereto shall be binding on all of the Lenders and on all holders of Loan Notes. The Agent shall be fully justified in failing or refusing to take any action hereunder and under any other Transaction Document unless it shall first be indemnified to its satisfaction by the Lenders pro rata against any and all liability, cost and expense that it may incur by reason of taking or continuing to take any such action.

Section 7.6. Employment of Agents and Counsel. The Agent may execute any of its duties as the Agent hereunder and under any other Transaction Document by or through employees, agents, and attorneys-in-fact and shall not be answerable to the Funding Agents, the Lenders or any Qualifying Hedge Counterparty, except as to money or securities received by it or its authorized agents, for the default or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. The Agent shall be entitled to advice of counsel concerning the contractual arrangement between the Agent and the Funding Agents, the Lenders or any Qualifying Hedge Counterparty and all matters pertaining to the Agent’s duties hereunder and under any other Transaction Document.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Section 7.7. Reliance on Documents; Counsel. The Agent shall be entitled to rely upon any Loan Note, notice, consent, certificate, affidavit, letter, telegram, statement, paper or document believed by it to be genuine and correct and to have been signed or sent by the proper Person or Persons, and, in respect to legal matters, upon the opinion of counsel selected by the Agent, which counsel may be employees of the Agent.

Section 7.8. The Agent’s Reimbursement and Indemnification. The Committed Lenders agree to reimburse and indemnify (on a pro rata basis based on the Lender Group Percentages, as applicable) the Agent (A) for any amounts not reimbursed by the Borrower for which the Agent is entitled to reimbursement by the Borrower under the Transaction Documents, (B) for any other expenses incurred by the Agent on behalf of the Lenders, in connection with the preparation, execution, delivery, administration and enforcement of the Transaction Documents, and (C) for any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of the Transaction Documents or any other document delivered in connection therewith or the transactions contemplated thereby, or the enforcement of any of the terms thereof or of any such other documents, provided, that no Lender shall be liable for any of the foregoing to the extent any of the foregoing is found in a final non-appealable judgment by a court of competent jurisdiction to have arisen solely from the gross negligence or willful misconduct of the Agent.

Section 7.9. Rights as a Lender. With respect to its Commitment and Advances made by it and the Loan Notes (if any) issued to it, in its capacity as a Lender, the Agent shall have the same rights and powers hereunder and under any other Transaction Document as any Lender and may exercise the same as though it were not the Agent, and the term “Lender” or “Lenders,” as applicable, shall, unless the context otherwise indicates, include the Agent in its individual capacity. The Agent may accept deposits from, lend money to, and generally engage in any kind of trust, debt, equity or other transaction, in addition to those contemplated by this Agreement or any other Transaction Document, with the Borrower or any of its Affiliates in which such Person is not prohibited hereby from engaging with any other Person.

Section 7.10. Lender Credit Decision. Each Lender acknowledges that it has, independently and without reliance upon the Agent or any other Lender and based on the financial statements prepared by the Borrower and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and the other Transaction Documents. Each Lender also acknowledges that it will, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Transaction Documents.

Section 7.11. Successor Agent. The Agent may resign at any time by giving written notice thereof to the Lenders, the Funding Agents, each Qualifying Hedge Counterparty, the Custodian, the Back-Up Servicer, the Transition Manager, the Paying Agent and the Borrower, and the Agent may be removed at any time for cause by written notice received by the Agent from all of the Lenders. Upon any such resignation or removal, the Lenders shall have the right

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

to appoint, on behalf of the Borrower and the Lenders, a successor Agent. If no successor Agent shall have been so appointed by the Lenders and shall have accepted such appointment within thirty (30) days after the exiting Agent’s giving notice of resignation or receipt of notice of removal, then the exiting Agent may appoint, on behalf of the Borrower and the Lenders, a successor Agent (but only if such successor is reasonably acceptable to each Lender) or petition a court of competent jurisdiction to appoint a successor Agent. Upon the acceptance of any appointment as the Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the exiting Agent, and the exiting Agent shall be discharged from its duties and obligations hereunder and under the other Transaction Documents. After any exiting Agent’s resignation hereunder as Agent, the provisions of this Article VII shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Agent hereunder and under the other Transaction Documents.

Section 7.12. Transaction Documents; Further Assurances. (A) Each Committed Lender, each Funding Agent and each Qualifying Hedge Counterparty authorizes the Agent to enter into each of the Transaction Documents to which it is a party and each Lender, each Funding Agent and each Qualifying Hedge Counterparty authorizes the Agent to take all action contemplated by such documents in its capacity as Agent. Each Lender, each Funding Agent and each Qualifying Hedge Counterparty agrees that no Lender, no Funding Agent and no Qualifying Hedge Counterparty, respectively, shall have the right individually to seek to realize upon the security granted by any Transaction Document, it being understood and agreed that such rights and remedies may be exercised solely by the Agent for the benefit of the Lenders, the Funding Agents and each Qualifying Hedge Counterparty upon the terms of the Transaction Documents.

(B) Any Funding Agent may (in their sole discretion and expense), at any time, have their Advances rated by Moody’s, S&P, DBRS, Inc., A.M. Best or Kroll Bond Rating Agency, Inc. Any such rating shall not be a condition precedent to closing the credit facility or the making of the Advances as set forth in this Agreement, nor shall any rating process or requests or any subsequent downgrade of any rating received impact the Borrower’s availability under the credit facility set forth in this Agreement. The Borrower, Sunnova Management, the Parent and the Seller shall provide reasonable assistance to obtain such rating. For the avoidance of doubt, any such rating shall not be a condition precedent to any Advance or to the exercise of any rights of the Borrower or Sunnova Management under this Agreement.

Section 7.13. Collateral Review. (A) Prior to the occurrence of an Event of Default, the Agent and/or its designated agent may not more than one (1) time during any given twelve (12) month period (at the expense of the Borrower), upon reasonable notice, perform (i) reviews of the Manager’s, the Servicer’s, the Seller’s and/or the Borrower’s business operations and (ii) audits of the Collateral, in all cases, the scope of which shall be determined by the Agent.

(B) After the occurrence of an Event of Default, the Agent or its designated agent may, in its sole discretion regarding frequency (at the expense of the Borrower), upon reasonable notice, perform (i) reviews of the Manager’s, the Servicer’s, the Seller’s and/or Borrower’s business operations and (ii) audits or any other review of the Collateral, in all cases, the scope of which shall be determined by the Agent.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Section 7.14. Funding Agent Appointment; Nature of Relationship. Each Funding Agent is appointed by the Lenders in its Lender Group as their agent hereunder, and such Lenders irrevocably authorize such Funding Agent to act as the contractual representative of such Lenders with the rights and duties expressly set forth herein and in the other Transaction Documents. Each Funding Agent agrees to act as such contractual representative upon the express conditions contained in this Article VII. Notwithstanding the use of the defined term “Agent,” it is expressly understood and agreed that no Funding Agent shall have any fiduciary responsibilities to any Lender by reason of this Agreement and that each Funding Agent is merely acting as the representative of the Lenders in its Lender Group with only those duties as are expressly set forth in this Agreement and the other Transaction Documents. In its capacity as the related Lenders’ contractual representative, each Funding Agent (A) does not assume any fiduciary duties to any of the Lenders, (B) is a “representative” of the Lenders in its Lender Group within the meaning of Section 9-102 of the UCC as in effect in the State of New York and (C) is acting as an independent contractor, the rights and duties of which are limited to those expressly set forth in this Agreement and the other Transaction Documents. Each of the Lenders agrees to assert no claim against their Funding Agent on any agency theory or any other theory of liability for breach of fiduciary duty, all of which claims each Lender waives.

Section 7.15. Funding Agent Powers. Each Funding Agent shall have and may exercise such powers under the Transaction Documents as are specifically delegated to such Funding Agent by the terms thereof, together with such powers as are reasonably incidental thereto. No Funding Agent shall have any implied duties or fiduciary duties to the Lenders in its Lender Group, or any obligation to such Lenders to take any action hereunder or under any of the other Transaction Documents except any action specifically provided by the Transaction Documents required to be taken by such Funding Agent.

Section 7.16. Funding Agent General Immunity. Neither any Funding Agent nor any of its directors, officers, agents or employees shall be liable to the Borrower, the Lenders or any Lender for any action taken or omitted to be taken by it or them hereunder or under any other Transaction Document or in connection herewith or therewith except to the extent such action or inaction is found in a final non-appealable judgment by a court of competent jurisdiction to have arisen solely from (A) the gross negligence or willful misconduct of such Person or (B) breach of contract by such Person with respect to the Transaction Documents.

Section 7.17. Funding Agent Responsibility for Advances, Creditworthiness, Collateral, Recitals, Etc. Neither any Funding Agent nor any of its directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into, or verify (A) any statement, warranty or representation made in connection with any Transaction Document or any borrowing hereunder, (B) the performance or observance of any of the covenants or agreements of any obligor under any Transaction Document, (C) the satisfaction of any condition specified in Article III, except receipt of items required to be delivered solely to the Agent, (D) the existence or possible existence of any Potential Default, Event of Default, Potential Amortization Event or Amortization Event, or (E) the validity, effectiveness or genuineness of any Transaction Document or any other instrument or writing furnished in connection therewith. No Funding Agent shall be responsible to any Lender for any recitals, statements, representations or warranties herein or in any of the other Transaction Documents, for the perfection or priority of

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

any of the Liens on any of the Collateral, or for the execution, effectiveness, genuineness, validity, legality, enforceability, collectability, or sufficiency of this Agreement or any of the other Transaction Documents or the transactions contemplated thereby, or for the financial condition of any guarantor of any or all of the Obligations, the Borrower or any of their respective Affiliates.

Section 7.18. Funding Agent Action on Instructions of Lenders. Each Funding Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder and under any other Transaction Document in accordance with written instructions signed by each of the Lenders in its Lender Group, and such instructions and any action taken or failure to act pursuant thereto shall be binding on all of such Lenders. Each Funding Agent shall be fully justified in failing or refusing to take any action hereunder and under any other Transaction Document unless it shall first be indemnified to its satisfaction by the Lenders in its Lender Group pro rata against any and all liability, cost and expense that it may incur by reason of taking or continuing to take any such action.

Section 7.19. Funding Agent Employment of Agents and Counsel. Each Funding Agent may execute any of its duties as a Funding Agent hereunder by or through employees, agents, and attorneys-in-fact and shall not be answerable to the Lenders in its Lender Group, except as to money or securities received by it or its authorized agents, for the default or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. Each Funding Agent, at the expense of the Committed Lenders, shall be entitled to advice of counsel concerning the contractual arrangement between such Funding Agent and the Lenders in its Lender Group and all matters pertaining to such Funding Agent’s duties hereunder and under any other Transaction Document.

Section 7.20. Funding Agent Reliance on Documents; Counsel. Each Funding Agent shall be entitled to rely upon any Loan Note, notice, consent, certificate, affidavit, letter, telegram, statement, paper or document believed by it to be genuine and correct and to have been signed or sent by the proper Person or Persons, and, in respect to legal matters, upon the opinion of counsel selected by such Funding Agent, which counsel may be employees of such Funding Agent.

Section 7.21. Funding Agent’s Reimbursement and Indemnification. The Committed Lenders in each Lender Group agree to reimburse and indemnify (on a pro rata basis based upon the applicable Lender Group Percentages) the Funding Agent in their Lender Group (A) for any amounts not reimbursed by the Borrower for which such Funding Agent is entitled to reimbursement by the Borrower under the Transaction Documents, (B) for any other expenses incurred by such Funding Agent on behalf of the Lenders, in connection with the preparation, execution, delivery, administration and enforcement of the Transaction Documents, and (C) for any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against such Funding Agent in any way relating to or arising out of the Transaction Documents or any other document delivered in connection therewith or the transactions contemplated thereby, or the enforcement of any of the terms thereof or of any such other documents, provided, that no Lender shall be liable for any of the foregoing to the extent any of the foregoing is found in a final non-appealable judgment by a court of competent jurisdiction to have arisen solely from the gross negligence or willful misconduct of such Funding Agent.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Section 7.22. Funding Agent Rights as a Lender. With respect to its Commitment and Advances made by it and the Loan Notes (if any) issued to it, in its capacity as a Lender, each Funding Agent shall have the same rights and powers hereunder and under any other Transaction Document as any Lender and may exercise the same as though it were not the Agent, and the term “Lender” or “Lenders,” as applicable, shall, unless the context otherwise indicates, include such Funding Agent in its individual capacity. Each Funding Agent may accept deposits from, lend money to, and generally engage in any kind of trust, debt, equity or other transaction, in addition to those contemplated by this Agreement or any other Transaction Document, with the Borrower or any of its Affiliates in which such Person is not prohibited hereby from engaging with any other Person.

Section 7.23. Funding Agent Lender Credit Decision. Each Lender acknowledges that it has, independently and without reliance upon its Funding Agent or any other Lender and based on the financial statements prepared by the Borrower and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and the other Transaction Documents. Each Lender also acknowledges that it will, independently and without reliance upon its Funding Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Transaction Documents.

Section 7.24. Funding Agent Successor Funding Agent. Any Funding Agent may resign at any time by giving written notice thereof to the Lenders in its Lender Group, the Agent and the Borrower, and such Funding Agent may be removed at any time for cause by written notice received by the Lenders in its Lender Group. Upon any such resignation or removal, the Lenders in a Lender Group shall have the right to appoint a successor Funding Agent. If no successor Funding Agent shall have been so appointed by such Lenders and shall have accepted such appointment within thirty 30 days after the exiting Funding Agent’s giving notice of resignation or receipt of notice of removal, then the exiting Funding Agent may appoint, on behalf of the Lenders in its Lender Group, a successor Funding Agent (but only if such successor is reasonably acceptable to each such Lender) or petition a court of competent jurisdiction to appoint a successor Funding Agent. Upon the acceptance of any appointment as a Funding Agent hereunder by a successor Funding Agent, such successor Funding Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the exiting Funding Agent, and the exiting Funding Agent shall be discharged from its duties and obligations hereunder and under the other Transaction Documents. After any exiting Funding Agent’s resignation hereunder as Funding Agent, the provisions of this Article VII shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Funding Agent hereunder and under the other Transaction Documents. Notwithstanding any provision in this Section 7.24 to the contrary, any Funding Agent that has provided notice of its resignation or has been provided notice of its removal shall be required to serve as Funding Agent until its successor has assumed such role.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Section 7.25. Funding Agent Transaction Documents; Further Assurances. Each Committed Lender authorizes the Funding Agent in its Lender Group to enter into each of the Transaction Documents to which it is a party and each Lender authorizes the Funding Agent in its Lender Group to take all action contemplated by such documents in its capacity as Funding Agent.

ARTICLE VIII

ADMINISTRATION AND SERVICING OF SOLAR LOANS

Section 8.1. Management Agreement and Servicing Agreement. (A) Each of the Management Agreement and the Servicing Agreement, duly executed counterparts of which have been delivered to the Agent, sets forth the covenants and obligations of the Manager and the Servicer, as applicable, with respect to the Eligible Solar Loans and other matters addressed in the Management Agreement and the Servicing Agreement, and reference is hereby made to the Management Agreement for a detailed statement of said covenants and obligations of the Manager thereunder and to the Servicing Agreement for a detailed statement of said covenants and obligations of the Servicer thereunder. The Borrower agrees that the Agent, in its name or (to the extent required by law) in the name of the Borrower, may (but is not, unless so directed and indemnified by the Majority Lenders, required to) enforce all rights of the Borrower under the Management Agreement and the Servicing Agreement for and on behalf of the Lenders whether or not an Event of Default has occurred and is continuing.

(B) Promptly following a request from the Agent (acting at the direction of the Majority Lenders) to do so, the Borrower shall take all such lawful action as the Agent may request to compel or secure the performance and observance by the Manager of each of its obligations to the Borrower and with respect to the Eligible Solar Loans under or in connection with the Management Agreement and by the Servicer of each of its obligations to the Borrower and with respect to the Eligible Solar Loans under or in connection with the Servicing Agreement, in accordance with the respective terms thereof, and in effecting such request shall exercise any and all rights, remedies, powers and privileges lawfully available to the Borrower under or in connection with the Management Agreement or the Servicing Agreement, as the case may be, to the extent and in the manner directed by the Agent, including the transmission of notices of default on the part of the Manager or the Servicer thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by the Manager of each of its obligations under the Management Agreement or by the Servicer of each of its obligations under the Servicing Agreement.

(C) The Borrower shall not waive any default by the Manager under the Management Agreement or by the Servicer under the Servicing Agreement without the written consent of the Agent (which shall be given at the written direction of the Majority Lenders).

(D) The Agent does not assume any duty or obligation of the Borrower under the Management Agreement or the Servicing Agreement, and the rights given to the Agent thereunder are subject to the provisions of Article VII.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

(E) The Borrower has not and will not provide any payment instructions to any Obligor that are inconsistent with the Servicing Agreement.

(F) With respect to the Servicer’s obligations under Section 5.3 of the Servicing Agreement and the Manager’s obligations under Section 6.3 of the Management Agreement, the Agent shall not have any responsibility to the Borrower, the Servicer, the Manager or any party hereunder to make any inquiry or investigation as to, and shall have no obligation in respect of, the terms of any engagement of an independent accountant by the Servicer or by the Manager, as applicable; provided, that the Agent shall be authorized, upon receipt of written direction from the Servicer or the Manager, as the case may be, directing the Agent, to execute any acknowledgment or other agreement with the independent accountant required for the Agent to receive any of the reports or instructions provided for herein, which acknowledgment or agreement may include, among other things, (i) acknowledgement that the Servicer or the Manager, as the case may be, has agreed that the procedures to be performed by the independent accountant are sufficient for the Borrower’s purposes, (ii) acknowledgment that the Agent has agreed that the procedures to be performed by an independent accountant are sufficient for the Agent’s purposes and that the Agent’s purposes is limited solely to receipt of the report, (iii) releases by the Agent (on behalf of itself and the Lenders) of claims against the independent accountant and acknowledgement of other limitations of liability in favor of the independent accountant, and (iv) restrictions or prohibitions on the disclosure of information or documents provided to it by such firm of independent accountant (including to the Lenders). Notwithstanding the foregoing, in no event shall the Agent be required to execute any agreement in respect of the independent accountant that the Agent determines adversely affects it in its individual capacity or which is in a form that is not reasonably acceptable to the Agent.

Section 8.2. Accounts.

(A) Establishment. The initial Servicer or an Affiliated Entity has established and the Servicer shall maintain or cause to be maintained:

(i) for the benefit of the Secured Parties, in the name of the Borrower, at the Lockbox Bank, a segregated non-interest bearing account for the deposit of Obligor Payments (such account, as more fully described on Schedule II attached hereto, the “Lockbox Account”), such account bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Borrower and the Secured Parties;

(ii) for the benefit of the Secured Parties, in the name of the Borrower, at the Paying Agent, a segregated non-interest bearing trust account (such account, as more fully described on Schedule II attached hereto, the “Collection Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Borrower and the Secured Parties;

(iii) for the benefit of the Secured Parties, in the name of the Borrower, at the Paying Agent, a segregated non-interest bearing trust account (such account, as more fully described on Schedule II attached hereto, being the “Liquidity Reserve Account”), bearing a designation clearly indicating that the funds deposited therein as described below are held for the benefit of the Borrower and the Secured Parties;

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

(iv) for the benefit of the Secured Parties, in the name of the Borrower, at the Paying Agent, a segregated non-interest bearing trust account (such account, as more fully described on Schedule II attached hereto, being the “Equipment Replacement Reserve Account”), bearing a designation clearly indicating that the funds deposited therein as described below are held for the benefit of the Borrower and the Secured Parties; and

(v) for the benefit of the Secured Parties, in the name of the Borrower, at the Paying Agent, a segregated non-interest bearing trust account (such account, as more fully described on Schedule II attached hereto, being the “Takeout Transaction Account”, and together with the Collection Account, the Liquidity Reserve Account, and the Equipment Replacement Reserve Account, each a “Paying Agent Account” and collectively the “Paying Agent Accounts”), bearing a designation clearly indicating that the funds deposited therein as described below are held for the benefit of the Borrower and the Secured Parties.

(B) Replacement. (i) If, at any time, an institution holding the Lockbox Account resigns, is removed or ceases to meet the eligibility requirements of an Eligible Institution, the Servicer shall work with the Agent to establish a new Lockbox Account meeting the conditions specified above with an institution meeting the eligibility requirements of an Eligible Institution (and within the time periods set forth in the Lockbox Agreement), transfer any cash and any investments held therein or with respect thereto to such new Lockbox Account. From the date any such new Lockbox Account is established, it shall be the “Lockbox Account” hereunder.

(ii) If, at any time, the Paying Agent resigns, is removed hereunder or ceases to meet the eligibility requirements of an Eligible Institution, the Servicer, for the benefit of the Agent and the Lenders, shall within thirty (30) days establish a new Collection Account, Liquidity Reserve Account, Equipment Replacement Reserve Account, or Takeout Transaction Account meeting the conditions specified above with an Eligible Institution reasonably acceptable to the Agent and transfer any cash and/or any investments held therein or with respect thereto to such new Collection Account, Liquidity Reserve Account, Equipment Replacement Reserve Account or the Takeout Transaction Account, as applicable. From the date such new Collection Account, Liquidity Reserve Account, Equipment Replacement Reserve Account, or Takeout Transaction Account is established, it shall be the “Collection Account,” “Liquidity Reserve Account”, “Equipment Replacement Reserve Account”, or “Takeout Transaction Account” hereunder, as applicable.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

(C) Deposits and Withdrawals from the Liquidity Reserve Account. Deposits into, and withdrawals from, the Liquidity Reserve Account shall, subject to Section 2.7(D), be made in the following manner:

(i) On the Restatement Date, the Borrower shall deliver to the Paying Agent for deposit into the Liquidity Reserve Account, an amount equal to the Liquidity Reserve Account Required Balance as of such date;

(ii) On each Payment Date, the Borrower shall direct the Paying Agent to deposit into the Liquidity Reserve Account from available Collections (as set forth and in the order of priority established pursuant to Section 2.7(B)), funds in the amount required under Section 2.7(B), and the Borrower may, at its option, deposit additional funds into the Liquidity Reserve Account;

(iii) If on any Payment Date (without giving effect to any withdrawal from the Liquidity Reserve Account) available funds on deposit in the Collection Account would be insufficient to make the payments due and payable on such Payment Date pursuant to Sections 2.7(B)(i) through (iv), the Borrower shall direct the Paying Agent, based on the Monthly Servicer Report delivered pursuant to Section 5.1 of the Servicing Agreement, to withdraw from the Liquidity Reserve Account an amount equal to the lesser of such insufficiency and the amount on deposit in the Liquidity Reserve Account and deposit such amount into the Collection Account and apply such amount to payments set forth in Sections 2.7(B)(i) through (iv);

(iv) Upon the occurrence of an Event of Default, the Agent (or the Servicer with the written consent of the Agent) shall cause the Paying Agent, by providing written direction to the Paying Agent, to withdraw all amounts on deposit in the Liquidity Reserve Account and deposit such amounts into the Collection Account for distribution in accordance with Section 2.7(B);

(v) On the earliest to occur of (a) the Commitment Termination Date, (b) an Amortization Event, and (c) the date on which the outstanding balance of the Advances is reduced to zero, the Agent shall cause the Paying Agent, by providing written direction to the Paying Agent, in the case of subclauses (a) and (b), or the Servicer or the Borrower shall cause the Paying Agent, by providing written direction to the Paying Agent, in the case of subclause (c), to withdraw all amounts on deposit in the Liquidity Reserve Account and deposit such amounts into the Collection Account to be paid in accordance with Section 2.7(B); provided, however, that upon the occurrence of an Amortization Event of the type described in clauses (iii) or (v) of the definition thereof, the Agent shall not be required to direct the Paying Agent to withdraw all amounts in the Liquidity Reserve Account in accordance with the foregoing unless and until determined otherwise by the Agent in its reasonable discretion;

(vi) Unless an Event of Default or Amortization Event has occurred and is continuing, on any Payment Date, if, as set forth on the Monthly Servicer Report, amounts on deposit in the Liquidity Reserve Account are greater than the Liquidity

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Reserve Account Required Balance (after giving effect to all other distributions and disbursements on such Payment Date), the Borrower shall direct the Paying Agent, based on the Monthly Servicer Report, to withdraw funds in excess of the Liquidity Reserve Account Required Balance from the Liquidity Reserve Account and disburse such amounts into the Borrower’s Account;

(vii) On any Payment Date, if, as set forth on the Monthly Servicer Report, the amount of funds in the Liquidity Reserve Account and in the Collection Account is equal to or greater than the aggregate outstanding balance of Advances and all other amounts due and payable hereunder, then the Borrower shall direct the Paying Agent, based on the Monthly Servicer Report, to withdraw all funds from the Liquidity Reserve Account and deposit such amounts into the Collection Account to pay all such amounts and the aggregate outstanding balance of the Advances; and

(viii) On each Payment Date, the Borrower shall deliver to the Paying Agent for deposit into the Collection Account an amount equal to the Capitalized Interest Reserve Release. For the avoidance of doubt, the Borrower shall cause the deposit of the Capitalized Interest Reserve Release to be made on each Payment Date in accordance with this Section 8.2(C)(viii) solely to the extent there are funds available in the Liquidity Reserve Account and regardless of whether such deposit results in the remaining balance on deposit in the Liquidity Reserve Account to be less than the Liquidity Reserve Account Required Balance.

Notwithstanding anything in this Section 8.2(C) to the contrary, in lieu of or in substitution for moneys otherwise required to be deposited to the Liquidity Reserve Account, the Borrower (or the Manager on behalf of the Borrower) may deliver or cause to be delivered to the Paying Agent a Letter of Credit; provided that any deposit into the Liquidity Reserve Account required to be made by the Borrower (or the Manager on behalf of the Borrower) after the replacement of amounts on deposit in the Liquidity Reserve Account with a Letter of Credit shall be made by the Borrower (or the Manager on behalf of the Borrower) by way of cash deposits to the Liquidity Reserve Account as provided in Section 2.7(B) or pursuant to the Borrower’s (or the Manager’s on behalf of the Borrower) causing an increase in the Letter of Credit or the delivery to the Paying Agent of an additional Letter of Credit.

If at any time a Letter of Credit is held by the Paying Agent as an asset of the Liquidity Reserve Account, and if any withdrawals from the Liquidity Reserve Account will be required under this Section 8.2(C) or otherwise, the Agent (or the Borrower with the written consent of the Agent) shall, no later than three (3) Business Days prior to the applicable Payment Date or payment date, direct the Paying Agent in writing to draw on the Letter of Credit, which direction shall provide the required draw amount. The Agent (or the Borrower with the written consent of the Agent) shall direct the Paying Agent to submit the drawing documents to the applicable Eligible Letter of Credit Bank no later than 5:00 P.M. (New York City time) on the second (2nd) Business Day after the Paying Agent receives such direction. Upon the receipt of the proceeds of any such drawing, the Paying Agent shall deposit such proceeds into the Liquidity Reserve Account. Any (A) references in the Transaction Documents to amounts on deposit in the Liquidity Reserve Account or amounts in or credited to the Liquidity Reserve Account shall

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

include or be deemed to include the aggregate available amount of the Letters of Credit delivered to the Paying Agent pursuant to this Section 8.2(C), and (B) Letter of Credit delivered by the Borrower (or the Manager on behalf of the Borrower) to the Paying Agent pursuant to this Section 8.2(C) shall be held as an asset of the Liquidity Reserve Account and valued for purposes of determining the amount on deposit in the Liquidity Reserve Account at the amount as of any date then available to be drawn on such Letter of Credit.

If at any time a Letter of Credit is held by the Paying Agent as an asset of the Liquidity Reserve Account, then: (i) if the Letter of Credit is scheduled to expire by its terms and ten (10) days prior to the scheduled expiration date such Letter of Credit has not been extended or replaced, then the Borrower (or the Manager on behalf of the Borrower) or the Agent shall on such tenth (10th) day prior to the scheduled expiration date notify the Paying Agent in writing of such failure to extend or replace the Letter of Credit, and the Paying Agent shall, submit the drawing documents delivered to it by the Borrower (or the Manager on behalf of the Borrower) or the Agent to the Eligible Letter of Credit Bank no later than 5:00 P.M. (New York City time) on the second (2nd) Business Day prior to the scheduled expiration date and draw the full amount of such Letter of Credit and deposit the proceeds of such drawing into the Liquidity Reserve Account, and (ii) if the Borrower (or the Manager on behalf of the Borrower) or the Agent notifies the Paying Agent in writing that the financial institution issuing the Letter of Credit ceases to be an Eligible Letter of Credit Bank or a Responsible Officer of the Paying Agent otherwise receives written notice that the financial institution issuing the Letter of Credit ceases to be an Eligible Letter of Credit Bank, then the Paying Agent shall, no later than the second (2nd) Business Day after receipt of any such written notice by a Responsible Officer of the Paying Agent submit the drawing documents delivered to it by the Borrower (or the Manager on behalf of the Borrower) or the Agent to draw the full amount of such Letter of Credit and deposit the proceeds of such drawing into the Liquidity Reserve Account.

If at any time a Letter of Credit is held by the Paying Agent as an asset of the Liquidity Reserve Account, the stated amount of the Letter of Credit may be reduced from time to time, to the extent of any reduction in the dollar amount of the Liquidity Reserve Account Required Balance. Each month upon receipt by the Paying Agent of the Monthly Servicer Report if such Monthly Servicer Report shows a reduction in the Liquidity Reserve Account Required Balance, then the Borrower (or the Manager on behalf of the Borrower) or the Agent shall, prior to the related Payment Date, direct the Paying Agent to send the Eligible Letter of Credit Bank a letter in the form provided in the Letter of Credit to reduce the stated amount of the Letter of Credit. The Borrower (or the Manager on behalf of the Borrower) or the Agent shall ensure that the letter submitted shall provide for the reduction to be effective as of the close of business on the related Payment Date. The reduction shall be in the amount shown on the Monthly Servicer Report as the Liquidity Reserve Account “reductions” and the remaining stated amount of the Letter of Credit shall be equal to the Liquidity Reserve Account Required Balance “ending required amount” as shown on the Monthly Servicer Report. Any drawing on the Letter of Credit may be reimbursed by the Borrower only from amounts remitted to the Borrower pursuant to Section 2.7(B).

Notwithstanding the foregoing or any other provision to the contrary in this Agreement or any other Transaction Document, in no event shall the Paying Agent be required to report, track,

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

calculate or monitor the value, available amount or any other information regarding any Letter of Credit for any party hereto or beneficiary of or under the Liquidity Reserve Account, except as expressly required pursuant to this Section 8.2(C).

(D) Deposits and Withdrawals from the Equipment Replacement Reserve Account. Deposits into, and withdrawals from, the Equipment Replacement Reserve Account shall, subject to Section 2.7(D), be made in the following manner:

(i) On each Payment Date, the Borrower shall direct the Paying Agent to deposit into the Equipment Replacement Reserve Account from available Collections (as set forth and in the order of priority established pursuant to Section 2.7(B)), funds in the amount required under Section 2.7(B), if any, and the Borrower may, at its option, deposit additional funds into the Equipment Replacement Reserve Account;

(ii) Upon receipt of an Officer’s Certificate of the Manager (a) certifying that it has replaced an Inverter that no longer has the benefit of a Manufacturer Warranty and (b) requesting reimbursement for the cost of such Inverter replacement, the Borrower shall direct the Paying Agent to withdraw funds on deposit in the Equipment Replacement Reserve Account in an amount equal to the lesser of (1) the cost of the new Inverter paid by the Manager (inclusive of labor costs) and (2) the amount on deposit in the Equipment Replacement Reserve Account and deliver such funds to the Manager;

(iii) Unless an Event of Default or an Amortization Event has occurred and is continuing, on any Payment Date, if, as set forth on the Monthly Servicer Report, amounts on deposit in the Equipment Replacement Reserve Account are greater than the Equipment Replacement Reserve Required Balance (after giving effect to all other distributions and disbursements on such Payment Date), the Borrower shall direct the Paying Agent, based on the Monthly Servicer Report, to withdraw funds in excess of the Equipment Replacement Reserve Required Balance from the Equipment Replacement Reserve Account and disburse such amounts into the Borrower’s Account;

(iv) If on any Payment Date (after giving effect to any withdrawal from the Liquidity Reserve Account) available funds on deposit in the Collection Account would be insufficient to pay the interest payments or other amounts due and payable pursuant to Sections 2.7(B)(i) through (iv) on such Payment Date, the Borrower shall direct the Paying Agent, based on the Monthly Servicer Report, to withdraw from the Equipment Replacement Reserve Account an amount equal to the lesser of such insufficiency and the amount on deposit in the Equipment Replacement Reserve Account and deposit such amount into the Collection Account and apply such amount to payments set forth in Sections 2.7(B)(i) through (iv); and

(v) On the date on which the outstanding balance of the Advances is reduced to zero, the Agent shall cause the Paying Agent to withdraw all amounts on deposit in the Equipment Replacement Reserve Account and shall deposit such amounts into the Collection Account to be paid in accordance with Section 2.7(B).

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Notwithstanding anything in this Section 8.2(D) to the contrary, in lieu of or in substitution for moneys otherwise required to be deposited to the Equipment Replacement Reserve Account, the Borrower (or the Manager on behalf of the Borrower) may deliver or cause to be delivered to the Paying Agent a Letter of Credit; provided that any deposit into the Equipment Replacement Reserve Account required to be made by the Borrower (or the Manager on behalf of the Borrower) after the replacement of amounts on deposit in the Equipment Replacement Reserve Account with a Letter of Credit shall be made by the Borrower (or the Manager on behalf of the Borrower) by way of cash deposits to the Equipment Replacement Reserve Account as provided in Section 2.7(B) or pursuant to the Borrower’s (or the Manager’s on behalf of the Borrower) causing an increase in the Letter of Credit or the delivery to the Paying Agent of an additional Letter of Credit.

If at any time a Letter of Credit is held by the Paying Agent as an asset of the Equipment Replacement Reserve Account, and if any withdrawals from the Equipment Replacement Reserve Account will be required under this Section 8.2(D) or otherwise, the Agent (or the Borrower with the written consent of the Agent) shall, no later than three (3) Business Days prior to the applicable Payment Date or payment date, direct the Paying Agent in writing to draw on the Letter of Credit, which direction shall provide the required draw amount. The Agent (or the Borrower with the written consent of the Agent) shall direct the Paying Agent to submit the drawing documents to the applicable Eligible Letter of Credit Bank no later than 5:00 P.M. (New York City time) on the second (2nd) Business Day after the Paying Agent receives such direction. Upon the receipt of the proceeds of any such drawing, the Paying Agent shall deposit such proceeds into the Equipment Replacement Reserve Account. Any (A) references in the Transaction Documents to amounts on deposit in the Equipment Replacement Reserve Account or amounts in or credited to the Equipment Replacement Reserve Account shall include or be deemed to include the aggregate available amount of the Letters of Credit delivered to the Paying Agent pursuant to this Section 8.2(D), and (B) Letter of Credit delivered by the Borrower (or the Manager on behalf of the Borrower) to the Paying Agent pursuant to this Section 8.2(D) shall be held as an asset of the Equipment Replacement Reserve Account and valued for purposes of determining the amount on deposit in the Equipment Replacement Reserve Account at the amount as of any date then available to be drawn on such Letter of Credit.

If at any time a Letter of Credit is held by the Paying Agent as an asset of the Equipment Replacement Reserve Account, then: (i) if the Letter of Credit is by its terms scheduled to expire and ten (10) days prior to the scheduled expiration date such Letter of Credit has not been extended or replaced, then the Borrower (or the Manager on behalf of the Borrower) or the Agent shall on such tenth (10th) day prior to the scheduled expiration date notify the Paying Agent in writing of such failure to extend or replace the Letter of Credit, and the Paying Agent shall, submit the drawing documents delivered to it by the Borrower (or the Manager on behalf of the Borrower) or the Agent to the Eligible Letter of Credit Bank no later than 5:00 P.M. (New York City time) on the second (2nd) Business Day prior to the scheduled expiration date and draw the full amount of such Letter of Credit and deposit the proceeds of such drawing into the Equipment Replacement Reserve Account and (ii) if the Borrower (or the Manager on behalf of the Borrower) or the Agent notifies the Paying Agent in writing that the financial institution issuing the Letter of Credit ceases to be an Eligible Letter of Credit Bank or a Responsible Officer of the Paying Agent otherwise receives written notice that the financial institution issuing

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

the Letter of Credit ceases to be an Eligible Letter of Credit Bank, then the Paying Agent shall, no later than the second (2nd) Business Day after receipt of any such written notice by a Responsible Officer of the Paying Agent, submit the drawing documents delivered to it by the Borrower (or the Manager on behalf of the Borrower) or the Agent to draw the full amount of such Letter of Credit and deposit the proceeds of such drawing into the Equipment Replacement Reserve Account.

If at any time a Letter of Credit is held by the Paying Agent as an asset of the Equipment Replacement Reserve Account, the stated amount of the Letter of Credit may be reduced from time to time, to the extent of any reduction in the dollar amount of the Equipment Replacement Reserve Account Required Balance. Each month upon receipt by the Paying Agent of the Monthly Servicer Report if such Monthly Servicer Report shows a reduction in the Equipment Reserve Account Required Balance, then the Borrower (or the Manager on behalf of the Borrower) or the Agent shall, prior to the related Payment Date, direct the Paying Agent to send the Eligible Letter of Credit Bank a letter in the form provided in the Letter of Credit to reduce the stated amount of the Letter of Credit. The Borrower (or the Manager on behalf of the Borrower) or the Agent shall ensure that the letter submitted shall provide for the reduction to be effective as of the close of business on the related Payment Date. The reduction shall be in the amount shown on the Monthly Servicer Report as the Equipment Replacement Reserve Account “reductions” and the remaining stated amount of the Letter of Credit shall be equal to the Equipment Replacement Reserve Account Required Balance “ending required amount” as shown on the Monthly Servicer Report. Any drawing on the Letter of Credit may be reimbursed by the Borrower only from amounts remitted to the Borrower pursuant to Section 2.7(B).

Notwithstanding the foregoing or any other provision to the contrary in this Agreement or any other Transaction Document, in no event shall the Paying Agent be required to report, track, calculate or monitor the value, available amount or any other information regarding any Letter of Credit for any party hereto or beneficiary of or under the Equipment Replacement Reserve Account, except as expressly required pursuant to this Section 8.2(D).

(E) Lockbox Account. The Borrower shall deposit or cause to be deposited an amount equal to $10,000 into the Lockbox Account (such amount, the “Required Lockbox Reserve Amount”). Pursuant to the Lockbox Agreement, all items and funds from time to time on deposit therein and in all proceeds thereof, and the Lockbox Account shall be under the control of the Agent. At the close of each Business Day, the Borrower, or the Servicer on its behalf, shall cause the Lockbox Bank to deposit into the Collection Account all amounts available in the Lockbox Account in excess of the Required Lockbox Reserve Amount.

(F) Paying Agent Account Control. (i) Each Paying Agent Account shall be established and at all times maintained with the Paying Agent which shall act as a “securities intermediary” (as defined in Section 8-102 of the UCC) and a “bank” (as defined in Section 9-102 of the UCC) hereunder (in such capacities, the “Securities Intermediary”) with respect to each Paying Agent Account. The Paying Agent hereby confirms that, as of the Restatement Date, the account numbers of each of the Paying Agent Accounts are as described on Schedule II attached hereto.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

(ii) Each Paying Agent Account shall be a “securities account” as defined in Section 8-501 of the UCC and shall be maintained by the Paying Agent as a securities intermediary in the name of the Borrower, subject to the lien of the Agent, for the benefit of the Secured Parties. The Paying Agent shall treat the Agent as the “entitlement holder” (within the meaning of Section 8-102(a)(7) of the UCC) in respect of all “financial assets” (within the meaning of Section 8-102(a)(9) of the UCC) credited to the Paying Agent Accounts.

(iii) The Paying Agent hereby confirms and agrees that:

(a) the Paying Agent shall not change the name or account number of any Paying Agent Account without the prior written consent of the Agent and the Borrower;

(b) all securities or other property underlying any financial assets (as hereinafter defined) credited to a Paying Agent Account shall be registered in the name of the Paying Agent, indorsed to the Paying Agent or indorsed in blank or credited to another securities account maintained in the name of the Paying Agent, and in no case will any financial asset credited to a Paying Agent Account be registered in the name of the Borrower or any other Person, payable to the order of the Borrower or specially indorsed to the Borrower or any other Person, except to the extent the foregoing have been specially indorsed to the Agent, for the benefit of the Secured Parties, or in blank;

(c) all property transferred or delivered to the Paying Agent pursuant to this Agreement will be credited to the appropriate Borrower Account in accordance with the terms of this Agreement;

(d) each Paying Agent Account is an account to which financial assets are or may be credited, and the Paying Agent shall, subject to the terms of this Agreement, treat each of the Borrower and the Servicer as entitled to exercise the rights that comprise any financial asset credited to each such Paying Agent Account; and

(e) notwithstanding the intent of the parties hereto, to the extent that any Paying Agent Account shall be determined to constitute a “deposit account” within the meaning of Section 9-102(a)(29) of the UCC, such Paying Agent Account shall be subject to the exclusive control of the Agent, for the benefit of the Secured Parties, and the Paying Agent will comply with instructions originated by the Agent directing disposition of the funds in such Paying Agent Account, without further consent by the Borrower or the Servicer; provided that, notwithstanding the foregoing, the Agent hereby authorizes the Paying Agent to honor withdrawal, payment, transfer or other instructions directing disposition of the funds in the Collection Account received from the Borrower or the Servicer, on its behalf, pursuant to Section 2.6 or this Section 8.2.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

(iv) The Paying Agent hereby agrees that each item of property (including, without limitation, any investment property, financial asset, security, instrument or cash) credited to any Paying Agent Account shall be treated as a “financial asset” within the meaning of Section 8-102(a)(9) of the UCC.

(v) If at any time the Paying Agent shall receive an “entitlement order” (as defined in Section 8-102(a)(8) of the UCC) (an “Entitlement Order”) from the Agent (i.e., an order directing a transfer or redemption of any financial asset in any Paying Agent Account), or any “instruction” (within the meaning of Section 9-104 of the UCC), originated by the Agent, the Paying Agent shall comply with such Entitlement Order or instruction without further consent by the Borrower, the Servicer or any other Person. Neither the Servicer nor the Borrower shall make any withdrawals from any Paying Agent Account, except pursuant to Section 2.7 or this Section 8.2.

(vi) In the event that the Paying Agent has or subsequently obtains by agreement, by operation of law or otherwise a security interest in any Paying Agent Account or any financial assets, funds, cash or other property credited thereto or any security entitlement with respect thereto, the Paying Agent hereby agrees that such security interest shall be subordinate to the security interest of the Agent, for the benefit of the Secured Parties. Notwithstanding the preceding sentence, the financial assets, funds, cash or other property credited to any Paying Agent Account will not be subject to deduction, set-off, banker’s lien, or any other right in favor of any Person other than the Agent, for the benefit of the Secured Parties (except that the Paying Agent may set-off (i) all amounts due to the Paying Agent in its capacity as securities intermediary in respect of customary fees and expenses for the routine maintenance and operation of the Paying Agent Accounts, and (ii) the face amount of any checks that have been credited to the Paying Agent Accounts but are subsequently returned unpaid because of uncollected or insufficient funds).

(vii) Regardless of any provision in any other agreement, for purposes of the UCC, New York shall be deemed to be the “bank’s jurisdiction” (within the meaning of Section 9-304 of the UCC) and the “security intermediary’s jurisdiction” (within the meaning of Section 8-110 of the UCC).

(G) Permitted Investments. Prior to an Event of Default, the Servicer (and after an Event of Default, the Agent) may direct each banking institution at which the Collection Account, the Equipment Replacement Reserve Account or the Liquidity Reserve Account shall be established, in writing, to invest the funds held in such accounts in one or more Permitted Investments. All interest derived from such Permitted Investments shall be deemed to be “investment proceeds” and shall be deposited into such account to be distributed in accordance with the requirements hereof. The taxpayer identification number associated with the Collection Account, the Equipment Replacement Reserve Account and the Liquidity Reserve Account shall be that of the Borrower, and the Borrower shall report for federal, state and local income tax purposes the income, if any, earned on funds in such accounts.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

(H) Withdrawals from Collection Account to Pay Taxes. In accordance with the Management Agreement, the Manager shall direct the Paying Agent in writing, and the Paying Agent shall, in accordance with such direction if such direction is received at least one (1) Business Day prior to each Payment Date, and in accordance with Section 2.7(B)(i), withdraw from the Collection Account and remit to the Manager, amounts specified by the Manager as required to be paid by the Borrower before the next Payment Date in respect of franchise taxes of the Borrower accruing after the Closing Date.

Section 8.3. Adjustments. If the Servicer makes a mistake with respect to the amount of any Collection or payment and deposits, pays or causes to be deposited or paid, an amount that is less than or more than the actual amount thereof, the Servicer shall appropriately adjust the amounts subsequently deposited into the applicable account or lockbox or paid out to reflect such mistake for the date of such adjustment. Any Eligible Solar Loan in respect of which a dishonored check is received shall be deemed not to have been paid.

ARTICLE IX

THE PAYING AGENT

Section 9.1. Appointment. The appointment of Wells Fargo Bank, National Association is hereby confirmed by the other parties hereto (other than the Custodian) as Paying Agent, and accepts such appointment, subject to the terms of this Agreement.

Section 9.2. Representations and Warranties. The Paying Agent represents to the other parties hereto as follows:

(A) Organization; Corporate Powers. The Paying Agent is duly incorporated and validly existing under the laws of the jurisdiction of its incorporation and has all requisite power and authority to conduct its business, to own its property and to execute, deliver and perform all of its obligations under this Agreement, and no license, permit, consent or approval, is required to be obtained, effective or given by the Paying Agent to enable it to perform its obligations hereunder.

(B) Authority. The execution, delivery and performance by the Paying Agent of this Agreement have been duly authorized by all necessary action on the part of the Paying Agent.

(C) Enforcement. This Agreement constitutes the legal, valid and binding obligation of the Paying Agent, enforceable against the Paying Agent in accordance with its terms except as such enforcement may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and general principles of equity, regardless of whether such enforcement is sought at equity or at law.

(D) No Conflict. The Paying Agent is not in violation of any law, rule, or regulation governing the banking or trust powers of the Paying Agent applicable to it or any indenture, lease, loan or other agreement to which the Paying Agent is a party or by

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

which it or its assets may be bound or affected, except for such laws, rules or regulations or indentures, leases, loans or other agreements the violation of which would not have a material adverse effect on the Paying Agent’s abilities to perform its obligations in accordance with the terms of this Agreement.

Section 9.3. Limitation of Liability of the Paying Agent. Notwithstanding anything contained herein to the contrary, this Agreement has been executed by Wells Fargo Bank, National Association, not in its individual capacity, but solely as the Paying Agent, and in no event shall Wells Fargo Bank, National Association have any liability for the representations, warranties, covenants, agreements or other obligations of the other parties hereto or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the party responsible therefor.

Section 9.4. Certain Matters Affecting the Paying Agent. Notwithstanding anything herein to the contrary:

(A) The Paying Agent undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. The Paying Agent shall not have any duties or responsibilities except those expressly set forth in this Agreement.

(B) The Paying Agent shall not be subject to any fiduciary or other implied duties, obligations or covenants regardless of whether an Event of Default has occurred and is continuing.

(C) The Paying Agent shall not be liable for any error of judgment made in good faith by an officer or officers of the Paying Agent, unless it shall be conclusively determined by the final judgment of a court of competent jurisdiction not subject to appeal or review that the Paying Agent was grossly negligent in ascertaining the pertinent facts.

(D) The Paying Agent shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with any direction given or certificate or other document delivered to the Paying Agent under this Agreement or any other Transaction Document.

(E) None of the provisions of this Agreement or any other Transaction Document shall require the Paying Agent to expend or risk its own funds or otherwise to incur any liability, financial or otherwise, in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or indemnity satisfactory to it against such risk or liability is not assured to it.

(F) The Paying Agent may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

parties, and shall be under no obligation to inquire as to the adequacy, accuracy or sufficiency of any such information or be under any obligation to make any calculation or verification in respect of any such information and shall not be liable for any loss that may be occasioned thereby. The Paying Agent may also, but shall not be required to, rely upon any statement made to it orally or by telephone and believed by it to have been made by the property person, and shall not incur any liability for relying thereon.

(G) Whenever in the administration of the provisions of this Agreement or any other Transaction Document the Paying Agent shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering any action to be taken hereunder, such matter may, in the absence of gross negligence, willful misconduct or bad faith on the part of the Paying Agent, be deemed to be conclusively proved and established by a certificate delivered to the Paying Agent hereunder, and such certificate, in the absence of gross negligence, willful misconduct or bad faith on the part of the Paying Agent, shall be full warrant to the Paying Agent for any action taken, suffered or omitted by it under the provisions of this Agreement or any other Transaction Document.

(H) The Paying Agent may, at the expense of the Borrower, consult with counsel, and the advice or any opinion of counsel shall be full and complete authorization and protection in respect of any action taken or omitted by it hereunder in good faith and in accordance with such advice or opinion of counsel. Before the Paying Agent acts or refrains from acting hereunder, it may require and shall be entitled to receive an Officer’s Certificate and/or an opinion of counsel, the costs of which (including the Paying Agent’s reasonable attorney’s fees and expenses) shall be paid by the party requesting that the Paying Agent act or refrain from acting. The Paying Agent shall not be liable for any action it takes or omits to take in good faith in reliance on such Officer’s Certificate or opinion of counsel.

(I) The Paying Agent shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, entitlement order, approval or other paper or document.

(J) Except as provided expressly hereunder, the Paying Agent shall have no obligation to invest and reinvest any cash held in any of the accounts hereunder in the absence of a timely and specific written investment direction pursuant to the terms of this Agreement. In no event shall the Paying Agent be liable for the selection of investments or for investment losses incurred thereon. The Paying Agent shall have no liability in respect of losses incurred as a result of the liquidation of any investment prior to its stated maturity or the failure of another party to timely provide a written investment direction pursuant to the terms of this Agreement. Investments in any Permitted Investments are not obligations or recommendations of, or endorsed or guaranteed by, the Paying Agent or its Affiliates. The Paying Agent and its Affiliates may provide various services for Permitted Investments and may be paid fees for such services. Each party hereto understands and agrees that proceeds of the sale of investments of the funds in any account maintained with the Paying Agent will be deposited by the Paying Agent into the applicable accounts on the Business Day on which the Paying Agent receives appropriate

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

instructions hereunder, if such instructions received by the Paying Agent prior to the deadline for same day sale of such investments. If the Paying Agent receives such instructions after the applicable deadline for the sale of such investments, such proceeds will be deposited by the Paying Agent into the applicable account on the next succeeding Business Day. The parties hereto agree that notifications after the completion of purchases and sales of investments shall not be provided by the Paying Agent hereunder, and the Paying Agent shall make available, upon request and in lieu of notifications, periodic account statements that reflect such investment activity. No statement shall be made available if no investment activity has occurred during such period.

(K) The Paying Agent may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys, custodians or nominees appointed with due care, and shall not be responsible for any action or omission on the part of any agent, attorney, custodian or nominee so appointed.

(L) Any corporation or entity into which the Paying Agent may be merged or converted or with which it may be consolidated, or any corporation or entity resulting from any merger, conversion or consolidation to which the Paying Agent shall be a party, or any corporation or entity succeeding to the business of the Paying Agent shall be the successor of the Paying Agent hereunder without the execution or filing of any paper with any party hereto or any further act on the part of any of the parties hereto except where an instrument of transfer or assignment is required by law to effect such succession, anything herein to the contrary notwithstanding.

(M) In no event shall the Paying Agent be liable for punitive, special, indirect or consequential loss or damage of any kind whatsoever (including lost profits), even if the Paying Agent has been advised of such loss or damage and regardless of the form of action.

(N) In no event shall the Paying Agent be liable for any failure or delay in the performance of its obligations under this Agreement or any related documents because of circumstances beyond the Paying Agent’s control, including a failure, termination, or suspension of a clearing house, securities depositary, settlement system or central payment system in any applicable part of the world or acts of God, flood, war (whether declared or undeclared), civil or military disturbances or hostilities, nuclear or natural catastrophes, political unrest, explosion, severe weather or accident, earthquake, terrorism, fire, riot, labor disturbances, strikes or work stoppages for any reason, embargo, government action, including any laws, ordinances, regulations or the like (whether domestic, federal, state, county or municipal or foreign) which delay, restrict or prohibit the providing of the services contemplated by this Agreement or any other Transaction Document or any related documents, or the unavailability of communications or computer facilities, the failure of equipment or interruption of communications or computer facilities, or the unavailability of the Federal Reserve Bank wire or telex or other wire or communication facility, or any other causes beyond the Paying Agent’s control whether or not of the same class or kind as specified above.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

(O) The rights, privileges, indemnities, protections, immunities and benefits given to the Paying Agent under this Agreement are extended to and shall be enforceable by Wells Fargo Bank, National Association in each of its capacities hereunder and the other Transaction Documents (including but not limited to, the Back-Up Servicer , the Transition Manager and any future or successor capacities), and each agent, custodian, co-trustee and other Person employed by it to act hereunder, in each case, mutatis mutandis.

(P) The right of the Paying Agent to perform any permissive or discretionary act enumerated in this Agreement or any other Transaction Document shall not be construed as a duty.

(Q) Absent gross negligence, bad faith or willful misconduct (in each case as conclusively determined by a court of competent jurisdiction pursuant to a final order or verdict not subject to appeal) on the part of, Wells Fargo Bank, National Association in acting in each of its capacities under this Agreement and the related Transaction Documents shall not constitute impermissible self-dealing or a conflict of interest, and the parties hereto hereby waive any conflict of interest presented by such service. Wells Fargo Bank, National Association may act as agent for, provide banking, custodial, collateral agency, verification and other services to, and generally engage in any kind of business, with others to the same extent as if Wells Fargo Bank, National Association, were not a party hereto. Nothing in this Agreement or any other Transaction Document shall in any way be deemed to restrict the right of Wells Fargo Bank, National Association to perform such services for any other person or entity, and the performance of such services for others will not, in and of itself, be deemed to violate or give rise to any duty or obligation to any party hereto not specifically undertaken by Wells Fargo Bank, National Association hereunder or under any other Transaction Document.

(R) The Paying Agent shall not be responsible for preparing or filing any reports or returns relating to federal, state or local income taxes with respect to this Agreement or any other Transaction Document other than for the Paying Agent’s compensation.

(S) The Paying Agent shall not be deemed to have notice or knowledge of, or be required to act based on, any event or information (including any Event of Default, Amortization Event or any other default) unless a Responsible Officer of the Paying Agent has actual knowledge or shall have received written notice thereof. In the absence of such actual knowledge or receipt of such notice, the Paying Agent may conclusively assume that none of such events have occurred and the Paying Agent shall not have any obligation or duty to determine whether any Event of Default, Amortization Event or any other default has occurred. The delivery or availability of reports or other documents to the Paying Agent (including publicly available reports or documents) shall not constitute actual or constructive knowledge or notice of information contained in or determinable from those reports or documents, except for such information that this Agreement specifically requires the Paying Agent to examine in such report or document and to take an action with respect thereto; and knowledge or information acquired by (i) Wells Fargo

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Bank, National Association in any of its respective capacities hereunder or under any other document related to this transaction shall not be imputed to Wells Fargo Bank, National Association in any of its other capacities hereunder or under such other documents except to the extent their respective duties are performed by Responsible Officers in the same division of Wells Fargo Bank, National Association, and vice versa, and (ii) any Affiliate of Wells Fargo Bank, National Association shall not be imputed to Wells Fargo Bank, National Association in any of its respective capacities, provided that the foregoing shall not relieve the Person acting as Back-Up Servicer, Transition Manager or Paying Agent, as applicable, from its obligations to perform or responsibility for the manner of performance of its duties in a separate capacity under the Transaction Documents.

(T) Except as otherwise provided in this Article IX:

(i) except as expressly required pursuant to the terms of this Agreement, the Paying Agent shall not be required to make any initial or periodic examination of any documents or records for the purpose of establishing the presence or absence of defects, the compliance by the Borrower or any other Person with its representations and warranties or for any other purpose except as expressly required pursuant to the terms of this Agreement;

(ii) whether or not therein expressly so provided, every provision of this Agreement relating to the conduct or affecting the liability of or affording protection to the Paying Agent shall be subject to the provisions of this Article IX;

(iii) the Paying Agent shall not have any liability with respect to the acts or omissions of any other Person, and may assume compliance by each of the other parties to the Transaction Documents with their obligations thereunder unless a Responsible Officer of the Paying Agent is notified of any such noncompliance in writing;

(iv) under no circumstances shall the Paying Agent be personally liable for any representation, warranty, covenant, obligation or indebtedness of any other party to the Transaction Documents (other than Wells Fargo Bank, National Association in any of its capacities under the Transaction Documents);

(v) the Paying Agent shall not be held responsible or liable for or in respect of, and makes no representation or warranty with respect to (A) any recording, filing or depositing of this Agreement or any agreement referred to herein or any financing statement, continuation statement or amendments to a financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recording or filing or depositing or to any re-recording, refiling or redepositing of any thereof, or (B) the monitoring, creation, maintenance, enforceability, existence, status, validity, priority or perfection of any security interest, lien or collateral or the performance of any collateral; and

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

(vi) the Paying Agent shall not be required to take any action hereunder if it shall have reasonably determined, or shall have been advised by its counsel, that such action is likely to result in liability on the part of the Paying Agent or is contrary to the terms hereof or any other Transaction Document to which it is a party or is not in accordance with applicable laws.

(U) It is expressly understood and agreed by the parties hereto that the Paying Agent (i) has not provided nor will it provide in the future, any advice, counsel or opinion regarding the tax, financial, investment, securities law or insurance implications and consequences of the consummation, funding and ongoing administration of this Agreement and the matters contemplated herein, including, but not limited to, income, gift and estate tax issues, and the initial and ongoing selection and monitoring of financing arrangements, (ii) has not made any investigation as to the accuracy of any representations, warranties or other obligations of any other party to this Agreement or the other Transaction Documents or any other document or instrument and shall not have any liability in connection therewith and (iii) has not prepared or verified, or shall be responsible or liable for, any information, disclosure or other statement in any disclosure or offering document delivered in connection with this Agreement or the other Transaction Documents.

(V) The recitals contained herein shall not be taken as the statements of the Paying Agent, and the Paying Agent does not assume any responsibility for their correctness. The Paying Agent does not make any representation regarding the validity, sufficiency, or enforceability of this Agreement or the other Transaction Documents or as to the perfection or priority of any security interest therein, except as expressly set forth in Section 9.2(C).

(W) In the event that (i) the Paying Agent is unsure as to the application or interpretation of any provision of this Agreement or any other Transaction Document, (ii) this Agreement is silent or is incomplete as to the course of action that the Paying Agent is required or permitted to take with respect to a particular set of facts, or (iii) more than one methodology can be used to make any determination or calculation to be performed by the Paying Agent hereunder, then the Paying Agent may give written notice to the Agent requesting written instruction and, to the extent that the Paying Agent acts or refrains from acting in good faith in accordance with any such written instruction, the Paying Agent shall not be personally liable to any Person. If the Paying Agent shall not have received such written instruction within ten (10) calendar days of delivery of notice to the Agent (or within such shorter period of time as may reasonably be specified in such notice or as may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking any action, and shall have no liability to any Person for such action or inaction.

(X) The Paying Agent shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement or any other Transaction Document or to institute, conduct or defend any litigation hereunder or thereunder or in relation hereto or thereto at the request, order or direction of any of any Person, unless such Person with the

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

requisite authority shall have offered to the Paying Agent security or indemnity satisfactory to the Paying Agent against the costs, expenses and liabilities (including the reasonable and documented fees and expenses of the Paying Agent’s counsel and agents) which may be incurred therein or thereby.

(Y) The Paying Agent shall have no duty (i) to maintain or monitor any insurance or (ii) to see to the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Collateral.

Section 9.5. Indemnification. The Borrower, the Manager and the Servicer (if the Manager and the Servicer are Affiliates of the Borrower) agree, jointly and severally, to reimburse and indemnify, defend and hold harmless each of the Paying Agent, the Back-Up Servicer and the Transition Manager, in each case, in its individual and representative capacities, and its officers, directors, agents and employees (collectively, the “Wells Fargo Indemnified Parties”) against any and all fees, costs, damages, losses, suits, claims, judgments, liabilities, obligations, penalties, actions, expenses (including the reasonable and documented fees and expenses of counsel) or disbursements of any kind and nature whatsoever, regardless of the merit, which may be imposed on, incurred by or demanded, claimed or asserted against any of them in any way directly or indirectly relating to or arising out of or in connection with this Agreement or any other Transaction Document or any other document delivered in connection herewith or therewith or the transactions contemplated hereby or thereby, or the enforcement of any of the terms hereof or thereof or of any such other documents, including in connection with any enforcement (including any action, claim or suit brought) by any Wells Fargo Indemnified Party of its rights hereunder or thereunder (including rights to indemnification), provided, that none of the Borrower, the Servicer or the Manager shall be liable for any of the foregoing to the extent arising from the gross negligence, willful misconduct or bad faith of the Paying Agent, the Back-Up Servicer and the Transition Manager, as applicable, as determined by the final judgment of a court of competent jurisdiction, no longer subject to appeal or review. The provisions of this Section 9.5 shall survive the discharge, termination or assignment of this Agreement or any related agreement or the earlier of the resignation or removal of the Paying Agent, the Back-Up Servicer and the Transition Manager, as applicable. This Section 9.5 shall not apply with respect to Taxes other than any Taxes that represent losses, liabilities, claims and damages arising from any non-Tax Proceeding. The Wells Fargo Parties’ expenses are intended as expenses of administration.

Section 9.6. Successor Paying Agent. The Paying Agent may resign at any time by giving at least thirty (30) days’ prior written notice thereof to the other parties hereto; provided, that no such resignation shall become effective until a successor Paying Agent that is satisfactory to the Agent and, to the extent no Event of Default or Amortization Event has occurred and is continuing, the Borrower has been appointed hereunder. The Paying Agent may be removed at any time for cause by at least thirty (30) days’ prior written notice received by the Paying Agent from the Agent. Upon any such resignation or removal, the Agent shall have the right to appoint a successor Paying Agent that is satisfactory to the Borrower (unless an Event of Default or Amortization Event has occurred and is continuing). If no successor Paying Agent shall have been so appointed and shall have accepted such appointment within thirty (30) days after the

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

exiting Paying Agent’s giving notice of resignation or receipt of notice of removal, then the exiting Paying Agent may, at the sole expense (including all fees, costs and expenses (including attorneys’ reasonable and documented fees and expenses) incurred in connection with such petition) of the Borrower, petition a court of competent jurisdiction to appoint a successor Paying Agent. Upon the acceptance of any appointment as the Paying Agent hereunder by a successor Paying Agent, such successor Paying Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the exiting Paying Agent, and the exiting Paying Agent shall be discharged from its duties and obligations hereunder. After any exiting Paying Agent’s resignation hereunder, the provisions of this Article IX shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Paying Agent hereunder. If the Paying Agent consolidates with, merges or converts into, or transfers or sells all or substantially all its corporate trust business or assets to, another Person, the resulting, surviving or transferee Person without any further act shall be the successor Paying Agent.

ARTICLE X

MISCELLANEOUS

Section 10.1. Survival. All representations and warranties made by the Borrower, the initial Servicer and the Manager herein and all indemnification obligations of the Borrower, the initial Servicer and the Manager hereunder shall survive, and shall continue in full force and effect, after the making and the repayment of the Advances hereunder and the termination of this Agreement.

Section 10.2. Amendments, Etc. No amendment to or waiver of any provision of this Agreement, nor consent to any departure therefrom by the parties hereto, shall in any event be effective unless the same shall be in writing and signed by the Agent, on behalf of the Lenders and each Funding Agent, and the Borrower; provided that no such amendment or waiver shall (i) reduce the amount of or extend the maturity of any Advance or reduce the rate or extend the time of payment of interest thereon, or reduce or alter the timing of any other amount payable to any Lender hereunder, in each case without the consent of the Lenders affected thereby, (ii) amend, modify or waive any provision of this Section 10.2, or reduce the percentage specified in the definition of the Majority Lenders, in each case without the written consent of all Lenders, (iii) amend, modify or waive any provision of Sections 7.14 through 7.25 hereof without the written consent of all Funding Agents, (iv) affect the rights or duties of the Paying Agent, Custodian, Manager, Servicer, Back-Up Servicer, or Transition Manager under this Agreement without the written consent of such Paying Agent, Custodian, Manager, Servicer, Back-Up Servicer, or Transition Manager, respectively, (v) amend or modify any provision of Section 6.1 or Section 6.2 without the consent of all Lenders or (vi) amend or modify the definition of “Borrowing Base,” or any constituent term thereof in a manner that is adverse to the Lenders without the written consent of all Lenders. The Borrower agrees to provide notice to each party hereto of any amendments to or waivers of any provision of this Agreement; provided, that the Borrower shall provide the Conduit Lender with prompt written notice of any amendment to any provision of this Agreement, prior to such amendment becoming effective.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Section 10.3. Notices, Etc. All notices and other communications provided for hereunder shall be in writing and mailed or delivered by courier or facsimile: (A) if to the Borrower, at its address at 20 East Greenway Plaza, Suite 475, Houston, TX 77046, Attention: Chief Financial Officer and Treasurer, Facsimile: (281) 985-9907, email address: treasury@sunnova.com; (B) if to the Manager, at its address at 20 East Greenway Plaza, Suite 475, Houston, TX 77046, Attention: Chief Financial Officer and Treasurer, Facsimile: (281) 985-9907), email address: treasury@sunnova.com; (C) if to the Servicer, at its address at 20 East Greenway Plaza, Suite 475, Houston, TX 77046, Attention: Chief Financial Officer and Treasurer, Facsimile: (281) 985-9907), email address: treasury@sunnova.com; (D) if to the Agent, the CS Funding Agent, or the CS Committed Lender, at its address at Credit Suisse AG, New York Branch, 11 Madison Avenue, 4th Floor New York, NY 10010, Patrick Duggan (212-325-9078), and Ken Aiani (212) 325-0432), Facsimile: (212) 322-3157, email address: list.afconduitreports@creditsuisse.com and abcp.monitoring@creditsuisse.com; (E) if to the CS Conduit Lender, at its address at 227 W. Monroe, Suite 4900, Chicago, Illinois 60606, Attn: Operations Department, E-mail: chioperations@guggenheimpartners.com; (F) if to the Paying Agent, at its address at Wells Fargo Bank, N.A., MAC N9300-061, 600 S. 4th St., Minneapolis, Minnesota 55479, Attention: Corporate Trust Services - Asset-Backed Administration; (G) if to the Back-Up Servicer, at its address at Wells Fargo Bank, N.A., MAC N9200-061, 600 S. 4th St., Minneapolis, Minnesota 55479, Attention: Corporate Trust Services - Asset-Backed Administration; (H) if to the Transition Manager, at its address at Wells Fargo Bank, N.A., MAC N9300-061, 600 S. 4th St., Minneapolis, Minnesota 55479, Attention: Corporate Trust Services - Asset-Backed Administration; and (I) in the case of any party, at such address or other address as shall be designated by such party in a written notice to each of the other parties hereto. Notwithstanding the foregoing, each Monthly Servicer Report described in Section 5.1(B) and each Borrowing Base Certificate described in Section 2.4(A) may be delivered by electronic mail; provided, that such electronic mail is sent by a Responsible Officer and each such Monthly Servicer Report or Borrowing Base Certificate is accompanied by an electronic reproduction of the signature of a Responsible Officer of the Borrower. All such notices and communications shall be effective, upon receipt, provided, that notice by facsimile or email shall be effective upon electronic or telephonic confirmation of receipt from the recipient.

Section 10.4. No Waiver; Remedies. No failure on the part of the Agent or any Lender to exercise, and no delay in exercising, any right hereunder or under the Loan Notes shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

Section 10.5. Indemnification. The Borrower agrees to indemnify the Agent, the Paying Agent, the Back-Up Servicer, the Transition Manager, the Successor Servicer, the Custodian, each Lender, and their respective Related Parties (collectively, the “Indemnitees”) from and hold each of them harmless against any and all losses, liabilities, claims, damages or expenses (including fees and expenses of enforcing the Borrower’s indemnification obligations hereunder) to which such Indemnitee may become subject arising out of, resulting from or in connection with any claim, litigation, investigation or proceeding (each, a “Proceeding” (including any Proceedings under environmental laws)) relating to the Transaction Documents or any other agreement, document, instrument or transaction related thereto, the use of proceeds thereof and

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

the transactions contemplated hereby, regardless of whether any Indemnitee is a party thereto and whether or not such Proceedings are brought by the Borrower, its equity holders, affiliates, creditors or any other third party, and to reimburse each Indemnitee upon written demand therefor (together with reasonable back-up documentation supporting such reimbursement request) for any reasonable and documented legal or other out-of-pocket expenses incurred in connection with investigating or defending any of the foregoing of one law firm to such Indemnitees, taken as a whole, and, in the case of a conflict of interest, of one additional counsel to the affected Indemnitee taken as a whole (and, if reasonably necessary, of one local counsel and/or one regulatory counsel in any material relevant jurisdiction); provided, that the foregoing indemnity and reimbursement obligation will not, as to any Indemnitee, apply to (A) losses, claims, damages, liabilities or related expenses (i) to the extent they are found in a final non-appealable judgment of a court of competent jurisdiction to arise from the willful misconduct, bad faith or gross negligence of, or with respect to Indemnitees other than the Paying Agent, the Back-Up Servicer, and the Transition Manager, material breach of the Transaction Documents by, such Indemnitee or any of its affiliates or controlling persons or any of the officers, directors, employees, advisors or agents of any of the foregoing or (ii) arising out of any claim, litigation, investigation or proceeding that does not involve an act or omission of the Borrower or any of the Borrower’s Affiliates and that is brought by such Indemnitee against another Indemnitee (other than an Indemnitee acting in its capacity as Paying Agent, Back-Up Servicer, Transition Manager, agent, arranger or any other similar role in connection with the Transaction Documents) or (B) any settlement entered into by such Indemnitee without the Borrower’s written consent (such consent not to be unreasonably withheld or delayed). This Section 10.5 shall not apply with respect to Taxes other than any Taxes that represent losses, liabilities, claims and damages arising from any non-Tax Proceeding. Notwithstanding anything to the contrary in this Section 10.5, the provisions of this Section shall be applied without prejudice to, and the provisions shall not have the effect of diminishing, the rights of the Paying Agent, Back-Up Servicer, and Transition Manager, and any Wells Fargo Indemnitees under Section 9.5 of this Agreement or any other provision of any Transaction Document providing for the indemnification of any such Persons.

Section 10.6. Costs, Expenses and Taxes. The Borrower agrees to pay all reasonable and documented costs and expenses in connection with the preparation, execution, delivery, filing, recording, administration, modification, amendment and/or waiver of this Agreement, the Loan Notes and the other documents to be delivered hereunder, including the reasonable fees and out-of-pocket expenses of counsel for the Agent and the Paying Agent with respect thereto and with respect to advising the Agent and the Paying Agent as to its rights and responsibilities under this Agreement and the other Transaction Documents. The Borrower further agrees to pay on demand all costs and expenses, if any (including reasonable and documented counsel fees and expenses) (A) in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Agreement, the Loan Notes and the other documents to be delivered hereunder and (B) incurred by the Agent or the Paying Agent in connection with the transactions described herein and in the other Transaction Documents, or any potential Takeout Transaction, including in any case reasonable and documented counsel fees and expenses in connection with the enforcement of rights under this Section 10.6. Without limiting the foregoing, the Borrower acknowledges and agrees that the Agent or its counsel may at any time after an Event of Default shall have occurred and be continuing, engage professional consultants

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

selected by the Agent to conduct additional due diligence with respect to the transactions contemplated hereby, including (A) review and independently assess the existing methodology employed by the Borrower in allocating Collections with respect to the Collateral, assess the reasonableness of the methodology for the equitable allocation of those Collections and make any recommendations to amend the methodology, if appropriate, (B) review the financial forecasts submitted by the Borrower to the Agent and assess the reasonableness and feasibility of those forecasts and make any recommendations based on that review, if appropriate, and (C) verify the asset base of the Borrower and the Borrower’s valuation of its assets, as well as certain matters related thereto. The reasonable and documented fees and expenses of such professional consultants, in accordance with the provisions of this Section 10.6, shall be at the sole cost and expense of the Borrower. In addition, the Borrower shall pay any and all Other Taxes and agrees to save the Agent, the Paying Agent and each Lender harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such Other Taxes.

Section 10.7. Right of Set-off; Ratable Payments; Relations Among Lenders. (A) Upon the occurrence and during the continuance of any Event of Default, and subject to the prior payment of Obligations owed to the Paying Agent, the Back-Up Servicer, and the Transition Manager, each of the Agent and the Lenders are hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by and other indebtedness at any time owing to the Agent or such Lender to or for the credit or the account of the Borrower against any and all of the obligations of the Borrower now or hereafter existing under this Agreement and the Loan Notes, whether or not the Agent or such Lenders shall have made any demand under this Agreement or the Loan Notes and although such obligations may be unmatured. The Agent and each Lender agrees promptly to notify the Borrower after any such set-off and application; provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Agent and the Lenders under this Section 10.7(A) are in addition to other rights and remedies (including other rights of set-off) which the Agent and the Lenders may have.

(B) If any Lender, whether by setoff or otherwise, has payment made to it upon its Advances in a greater proportion than that received by any other Lender, such other Lender agrees, promptly upon demand, to purchase a portion of the Advances held by the Lenders so that after such purchase each Lender will hold its ratable share of Advances. If any Lender, whether in connection with setoff or amounts which might be subject to setoff or otherwise, receives collateral or other protection for its Obligations or such amounts which may be subject to setoff, such Lender agrees, promptly upon written demand, to take such action necessary such that all Lenders share in the benefits of such collateral ratably in proportion to the obligations owing to them. In case any such payment is disturbed by legal process, or otherwise, appropriate further adjustments shall be made.

(C) Except with respect to the exercise of set-off rights of any Lender in accordance with Section 10.7(A), the proceeds of which are applied in accordance with this Agreement, each Lender agrees that it will not take any action, nor institute any actions or proceedings, against the Borrower or any other obligor hereunder or with respect to any Collateral or Transaction Document, without the prior written consent of the other Lenders or, as may be provided in this Agreement or the other Transaction Documents, at the direction of the Agent.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

(D) The Lenders are not partners or co-venturers, and no Lender shall be liable for the acts or omissions of, or (except as otherwise set forth herein in case of the Agent) authorized to act for, any other Lender.

Section 10.8. Binding Effect; Assignment. (a) This Agreement shall be binding upon and inure to the benefit of the Borrower, the Paying Agent, the Custodian and the Agent and each Lender, and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Agent and the Lenders, and any assignment by the Borrower in violation of this Section 10.8 shall be null and void. Notwithstanding anything to the contrary in the first sentence of this Section 10.8, any Lender may at any time, without the consent of the Borrower or the Agent, assign all or any portion of its rights under this Agreement and any Loan Note to a Federal Reserve Bank; provided, that no such assignment or pledge shall release the transferor Lender from its obligations hereunder. Each Lender may assign to one or more banks or other entities all or any part or portion of its rights and obligations hereunder (including, without limitation, its Commitment, its Loan Notes or its Advances); provided, that each such assignment (A) shall be in form and substance acceptable to the Agent, (B) shall, without limiting the rights of the Borrower under subclause (C) below and unless either (x) such assignee is a Permitted Assignee or (y) an Event of Default or Amortization Event shall have occurred and is continuing, be approved by the prior written consent of the Borrower (such consent not to unreasonably withheld or delayed), (C) shall not be made to a Person that is a Disqualified Lender as of the date on which the assigning Lender entered into a binding agreement to sell and assign all or a portion of its rights and obligations under this Agreement (the “Trade Date”) to such Person (unless either (i) an Event of Default or Amortization Event has occurred or (ii) the Borrower has consented to such assignment in writing in its sole and absolute discretion, which, in either such case, such Person shall not be considered a Disqualified Lender for the purpose of this Agreement), and (D) shall either be made to a Permitted Assignee or to a Person which is acceptable to the Agent in its sole discretion.

(b) If any assignment is made to a Disqualified Lender in violation of this Section 10.8, the Borrower may, at its sole expense and effort, upon notice to the applicable Disqualified Lender and the Agent, (A) purchase or prepay the Advances held by such Disqualified Lender by paying the lesser of (x) the principal amount thereof and (y) the amount that such Disqualified Lender paid to acquire such Advances, in each case plus accrued interest, accrued fees and all other amounts (other than principal amounts) payable to it hereunder and/or (B) require such Disqualified Lender to assign, without recourse (in accordance with and subject to the restrictions contained in this Section 10.8), all of its interest, rights and obligations under this Agreement to one or more banks or other entities at the lesser of (x) the principal amount thereof and (y) the amount that such Disqualified Lender paid to acquire such interests, rights and obligations, in each case plus accrued interest, accrued fees and all other amounts (other than principal amounts) payable to it hereunder.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Disqualified Lenders (A) will not, absent an Event of Default or Amortization Event or consent from the Borrower (x) have the right to receive financial reports that are not publicly available, Monthly Servicer Reports or other reports or confidential information provided to Lenders by the Borrower or the Agent (other than Tax reporting information with respect to the Advances), (y) attend or participate in meetings with the Borrower attended by the Lenders and the Agent, or (z) access any electronic site maintained by the Borrower or Agent to provide Lenders with confidential information or confidential communications from counsel to or financial advisors of the Agent and (B) (x) for purposes of any consent to any amendment, waiver or modification of, or any action under, and for the purpose of any direction to the Agent or any Lender to undertake any action (or refrain from taking any action) under this Agreement or any other Transaction Document, each Disqualified Lender will be deemed to have consented in the same proportion as the Lenders that are not Disqualified Lenders consented to such matter, and (y) for purposes of voting on any plan of reorganization or plan of liquidation, each Disqualified Lender party hereto hereby agrees (1) not to vote on such plan, (2) if such Disqualified Lender does vote on such plan notwithstanding the restriction in the foregoing clause (1), such vote will be deemed not to be in good faith and shall be “designated” pursuant to Section 1126(e) of the Bankruptcy Code (or any similar provision in any other debtor relief laws), and such vote shall not be counted in determining whether the applicable class has accepted or rejected such plan in accordance with Section 1126(c) of the Bankruptcy Code (or any similar provision in any other debtor relief laws) and (3) not to contest any request by any party for a determination by the Bankruptcy Court (or other applicable court of competent jurisdiction) effectuating the foregoing clause (2).

Upon, and to the extent of, any assignment (unless otherwise stated therein) made by any Lender hereunder, the assignee or purchaser of such assignment shall be a Lender hereunder for all purposes of this Agreement and shall have all the rights, benefits and obligations (including the obligation to provide documentation pursuant to Section 2.15(G)) of a Lender hereunder. Each Funding Agent, acting solely for this purpose as an agent of the Borrower, shall maintain at one of its offices a register (the “Register”) for the recordation of the names and addresses of the Lenders in its Lender Group, the Commitments of and outstanding principal amounts (and accrued interest) of the Advances owing to each Lender in its Lender Group pursuant to the terms hereof from time to time and any assignment of such Commitments of its Committed Lenders and/or outstanding Advances. The entries in the Register shall be conclusive absent manifest error, and the Borrower, the Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower, the Paying Agent and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

Any Lender may, without the consent of the Borrower, sell participation interests in its Advances and obligations hereunder to a Person that is not a Disqualified Lender (each such recipient of a participation a “Participant”); provided, that after giving effect to the sale of such participation, such Lender’s obligations hereunder and rights to consent to any waiver hereunder or amendment hereof shall remain unchanged, such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, all amounts payable to such Lender hereunder and all rights to consent to any waiver hereunder or amendment hereof shall be

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

determined as if such Lender had not sold such participation interest, and the Borrower, the Agent and the other parties hereto shall continue to deal solely and directly with such Lender and not be obligated to deal with such participant. Each Lender that sells a participation shall, acting solely for this purpose as an agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the outstanding principal amounts (and accrued interest) of each Participant’s interest in the Advances or other obligations under the Transaction Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Transaction Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Agent shall have no responsibility for maintaining a Participant Register. Each recipient of a participation shall, to the fullest extent permitted by law, have the same rights, benefits and obligations (including the obligation to provide documentation pursuant to Section 2.15(G)), hereunder with respect to the rights and benefits so participated as it would have if it were a Lender hereunder, except that no Participant shall be entitled to receive any greater payment under Sections 2.11 or 2.15 than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation.

Notwithstanding any other provision of this Agreement to the contrary, (i) a Lender may pledge as collateral, or grant a security interest in, all or any portion of its rights in, to and under this Agreement to a security trustee in connection with the funding by such Lender of Advances without the consent of the Borrower; provided that no such pledge or grant shall release such Lender from its obligations under this Agreement and (ii) a Conduit Lender may at any time, without any requirement to obtain the consent of the Agent or the Borrower, pledge or grant a security interest in all or any portion of its rights (including, without limitation, rights to payment of capital and yield) under this Agreement to a collateral agent or trustee for its commercial paper program.

Section 10.9. GOVERNING LAW. THIS AGREEMENT SHALL, IN ACCORDANCE WITH SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THEREOF THAT WOULD CALL FOR THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.

Section 10.10. Jurisdiction. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK (NEW YORK COUNTY) OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE PARTIES HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, OR ANY LEGAL PROCESS WITH RESPECT TO ITSELF OR ANY OF ITS PROPERTY, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO. EACH OF THE PARTIES HERETO WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY NEW YORK LAW.

Section 10.11. Waiver of Jury Trial. ALL PARTIES HEREUNDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE PARTIES IN CONNECTION HEREWITH OR THEREWITH. ALL PARTIES ACKNOWLEDGE AND AGREE THAT THEY HAVE RECEIVED FULL AND SIGNIFICANT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR ALL PARTIES TO ENTER INTO THIS AGREEMENT.

Section 10.12. Section Headings. All section headings are inserted for convenience of reference only and shall not affect any construction or interpretation of this Agreement.

Section 10.13. Tax Characterization. The parties hereto intend for the transactions effected hereunder to constitute a financing transaction for U.S. federal income tax purposes.

Section 10.14. Execution. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or by e-mail in portable document format (.pdf) shall be effective as delivery of a manually executed counterpart of this Agreement.

Section 10.15. Limitations on Liability. None of the members, managers, general or limited partners, officers, employees, agents, shareholders, directors, Affiliates or holders of limited liability company interests of or in the Borrower shall be under any liability to the Agent or the Lenders, respectively, any of their successors or assigns, or any other Person for any action taken or for refraining from the taking of any action in such capacities or otherwise pursuant to this Agreement or for any obligation or covenant under this Agreement, it being understood that this Agreement and the obligations created hereunder shall be, to the fullest extent permitted under applicable law, with respect to the Borrower, solely the limited liability company obligations of the Borrower. The Borrower and any member, manager, partner, officer, employee, agent, shareholder, director, Affiliate or holder of a limited liability company interest of or in the Borrower may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person (other than the Borrower) respecting any matters arising hereunder.

Section 10.16. Confidentiality. (A) Each of the Parent and the Seller agrees to be bound by all of the confidentiality provisions set forth in the Engagement Letter and any information that is deemed “confidential” under the Engagement Letter shall be deemed confidential hereunder (the “Confidential Information”).

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

(B) Each Lender, each Funding Agent, and the Agent agrees to maintain the confidentiality of all nonpublic information with respect to the parties herein or any other matters furnished or delivered to it pursuant to or in connection with this Agreement or any other Transaction Document; provided, that such information may be disclosed (i) to such party’s Affiliates or such party’s or its Affiliates’ officers, directors, employees, agents, accountants, legal counsel and other representatives (collectively “Lender Representatives”), in each case, who have a need to know such information for the purpose of assisting in the negotiation, completion and administration of the Facility and on a confidential basis, (ii) to any assignee of or participant in, or any prospective assignee of or participant in, the Facility or any of its rights or obligations under this Agreement, other than a Disqualified Lender, in each case on a confidential basis, (iii) to any financing source, hedge counterparty or other similar party in connection with financing or risk management activities related to the Facility, (iv) to any Commercial Paper rating agency (including by means of a password protected internet website maintained in connection with Rule 17g-5), (v) to the extent required by applicable Law or by any Governmental Authority, and (vi) to the extent necessary in connection with the enforcement of any Transaction Document.

The provisions of this Section 10.16(B) shall not apply to information that (i) is or hereafter becomes (through a source other than the applicable Lender, Funding Agent or the Agent or any Lender Representative associated with such party) generally available to the public, (ii) was rightfully known to the applicable Lender, applicable Funding Agent or the Agent or any Lender Representative or was rightfully in their possession prior to the date of its disclosure pursuant to this Agreement; (iii) becomes available to the applicable Lender, applicable Funding Agent or the Agent or any Lender Representative from a third party unless to their knowledge such third party disclosed such information in breach of an obligation of confidentiality to the applicable Lender, applicable Funding Agent or the Agent or any Lender Representative; (iv) has been approved for release by written authorization of the parties whose information is proposed to be disclosed; or (v) has been independently developed or acquired by any Lender, any Funding Agent or the Agent or any Lender Representative without violating this Agreement. The provisions of this Section 10.16 shall not prohibit any Lender, any Funding Agent or the Agent from filing with or making available to any judicial, governmental or regulatory agency or providing to any Person with standing any information or other documents with respect to the Facility as may be required by applicable Law or requested by such judicial, governmental or regulatory agency.

Section 10.17. Limited Recourse. All amounts payable on or in respect of the Obligations shall constitute limited recourse obligations of the Borrower secured by, and payable solely from and to the extent of, the Collateral; provided, that (A) the foregoing shall not limit in any manner the ability of the Agent or any other Lender to seek specific performance of any Obligation (other than the payment of a monetary obligation in excess of the amount payable solely from the Collateral), (B) the provisions of this Section 10.17 shall not limit the right of any Person to name the Borrower as party defendant in any action, suit or in the exercise of any other remedy under this Agreement or the other Transaction Documents, and (C) when any portion of the

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Collateral is transferred in a transfer permitted under Section 5.2(A)(ii), 5.2(A)(iii) or 5.2(E), by the Seller pursuant to the Sale and Contribution Agreement, or as otherwise permitted under this Agreement, the security interest in and Lien on such Collateral shall automatically be released, and the Lenders under this Agreement will no longer have any security interest in, lien on, or claim against such Collateral. No recourse shall be sought or had for the obligations of the Borrower against any Affiliate, director, officer, shareholder, manager or agent of the Borrower other than as specified in the Transaction Documents.

Section 10.18. Customer Identification - USA Patriot Act Notice. The Agent and each Lender hereby notifies the Borrower and the Manager that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56, signed into law October 26, 2001) (the “Patriot Act”), and the Agent’s and each Lender’s policies and practices, the Agent and the Lenders are required to obtain, verify and record certain information and documentation that identifies the Borrower and the Manager, which information includes the name and address of the Borrower and such other information that will allow the Agent or such Lender to identify the Borrower in accordance with the Patriot Act.

Section 10.19. Paying Agent Compliance with Applicable Anti-Terrorism and Anti-Money Laundering Regulations. In order to comply with laws, rules, regulations and executive orders in effect from time to time applicable to banking institutions, including, but not limited to those relating to funding of terrorist activities and money laundering, the Paying Agent is required to obtain, verify and record certain information relating to individuals and entities which maintain a business relationship with the Paying Agent. Accordingly, each of the parties agrees to provide to the Paying Agent upon its request from time to time such identifying information and documentation as may be available for such party in order to enable the Paying Agent to comply with such laws, rules, regulations and executive orders in effect from time to time applicable to banking institutions, including, but not limited to those relating to funding of terrorist activities and money laundering.

Section 10.20. Non-Petition. Each party hereto hereby covenants and agrees that it will not institute against or join any other Person in instituting against the Conduit Lender any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or of any state of the United States or of any other jurisdiction prior to the date which is one year and one day after the payment in full of all outstanding indebtedness of the Conduit Lender. The agreements set forth in this Section 10.20 and the parties’ respective obligations under this Section 10.20 shall survive the termination of this Agreement.

Section 10.21. No Recourse. (A) Notwithstanding anything to the contrary contained in this Agreement, the parties hereto hereby acknowledge and agree that all transactions with a Conduit Lender hereunder shall be without recourse of any kind to such Conduit Lender. A Conduit Lender shall have no liability or obligation hereunder unless and until such Conduit Lender has received such amounts pursuant to this Agreement. In addition, the parties hereto hereby agree that (i) a Conduit Lender shall have no obligation to pay the parties hereto any amounts constituting fees, reimbursement for expenses or indemnities (collectively, “Expense Claims”) and such Expense Claims shall not constitute a claim (as defined in Section 101 of

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Title 11 of the United States Bankruptcy Code or similar laws of another jurisdiction) against such Conduit Lender, unless or until such Conduit Lender has received amounts sufficient to pay such Expense Claims pursuant to this Agreement and such amounts are not required to pay the outstanding indebtedness of such Conduit Lender and (ii) no recourse shall be sought or had for the obligations of a Conduit Lender hereunder against any Affiliate, director, officer, shareholders, manager or agent of such Conduit Lender.

(B) The agreements set forth in this Section 10.21 and the parties’ respective obligations under this Section 10.21 shall survive the termination of this Agreement.

Section 10.22. Retention of Equity Interest. The Seller shall at all times while any Obligation is outstanding, retain (and shall not pledge as collateral) its ownership interest in the Borrower.

Section 10.23. Additional Back-Up Servicer, Paying Agent and Transition Manager Provisions. The parties hereto acknowledge that none of the Paying Agent, the Transition Manager, nor the Back-Up Servicer shall be required to act as a “commodity pool operator” as defined in the Commodity Exchange Act, as amended, or be required to undertake regulatory filings related to this Agreement in connection therewith.

Section 10.24. Third Party Beneficiaries. The parties hereto agree and acknowledge that the Transition Manager and the Back-Up Servicer are express third party beneficiaries of the provisions of Sections 2.5, 2.7, 9.4, 9.5 and this Article X, and shall be entitled to enforce their rights hereunder as if direct parties hereto.

Section 10.25. Amendment and Restatement. Each of the Borrower, Manager, Servicer, Seller, Lenders, Agent, Paying Agent and Custodian acknowledge and agree that, upon the satisfaction of the conditions in Section 3.1, on the Restatement Date, the Original Credit Agreement shall be amended and restated in its entirety by this Agreement, and the Original Credit Agreement shall thereafter be of no further force and effect, except to evidence (i) the incurrence by the Borrower of the Original Obligations under the Original Credit Agreement (whether or not such obligations are contingent as of the Restatement Date), (ii) the representations and warranties made by the Borrower prior to the Restatement Date and (iii) any action or omission performed or required to be performed pursuant to such Original Credit Agreement prior to the Restatement Date (including any failure, prior to the Restatement Date, to comply with the covenants contained in such Original Credit Agreement). The amendments and restatements set forth herein shall not cure any breach thereof or any “Potential Default” or “Event of Default” under and as defined in the Original Credit Agreement prior to the Restatement Date. It is the intention of each of the parties hereto that the Original Credit Agreement be amended and restated hereunder so as to preserve the perfection and priority of all Liens securing the “Obligations” under the Transaction Documents and that all “Obligations” of the Borrower hereunder shall continue to be secured by Liens evidenced under the Security Agreement, and that this Agreement does not constitute a novation or termination of the Indebtedness and obligations existing under the Existing Credit Agreement. The terms and conditions of this Agreement and the Agent’s and the Lenders’ rights and remedies under this Agreement and the other Transaction Documents shall apply to all of the obligations incurred

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

under the Original Credit Agreement. This amendment and restatement is limited as written and is not a consent to any other amendment, restatement or waiver, whether or not similar and, unless specifically amended hereby or by any other Transaction Document, each of the Transaction Documents shall continue in full force and effect and, from and after the Restatement Date, all references to the “Credit Agreement” contained therein shall be deemed to refer to this Agreement. Additionally, in connection with the foregoing, the Agent consents to (i) the amendment and restatement of the Original Parent Guaranty and (ii) the amendment and restatement of (a) the first amended and restated limited liability company agreement of the Borrower (as in effect on the date hereof) and (b) the second amended and restated limited liability company agreement of the Seller (as in effect on the date hereof), in each case in form and substantive acceptable to the Agent. Notwithstanding anything contained herein to the contrary, the Original Parent Guaranty (as amended and restated on the date hereof) and the obligations contained therein shall remain in full effect (as amended and restated) as of the Restatement Date and shall survive the termination of the Transaction Documents in effect immediately prior to the effectiveness of this Agreement.

Section 10.26. Direction. Each of the Agent and the Borrower hereby authorizes and directs the Paying Agent to execute and deliver this Agreement.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

SUNNOVA EZ-OWN PORTFOLIO, LLC

By:	/s/ Christopher Smith
Name: Christopher Smith
Title: Senior Vice President, Head of Finance and Treasurer

[Signature Page to Solar Loan Facility Credit Agreement]

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

SUNNOVA SLA MANAGEMENT, LLC, as Manager

By:	/s/ Christopher Smith
Name: Christopher Smith
Title: Senior Vice President, Head of Finance and Treasurer

SUNNOVA ASSET PORTFOLIO 7 HOLDINGS, LLC, as Seller

By:	/s/ Christopher Smith
Name: Christopher Smith
Title: Senior Vice President, Head of Finance and Treasurer

SUNNOVA SLA MANAGEMENT, LLC, as Servicer

By:	/s/ Christopher Smith
Name: Christopher Smith
Title: Senior Vice President, Head of Finance and Treasurer

[Signature Page to Solar Loan Facility Credit Agreement]

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

CREDIT SUISSE AG, New York Branch, as Agent

By:	/s/ Patrick Duggan
Name: Patrick Duggan
Title: Vice President

By:	/s/ Erin McCutcheon
Name: Erin McCutcheon
Title: Director

CREDIT SUISSE AG, Cayman Islands Branch, as a Committed Lender

By:	/s/ Erin McCutcheon
Name: Erin McCutcheon
Title: Director

GIFS CAPITAL COMPANY, LLC, as a Conduit Lender

By:	/s/ R. Scott Chisholm
Name: R. Scott Chisholm
Title: Authorized Signer

[Signature Page to Solar Loan Facility Credit Agreement]

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

WELLS FARGO BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as Paying Agent

By:	/s/ Jennifer C. Weatberg
Name: Jennifer C. Weatberg
Title: Vice President

U.S. BANK NATIONAL ASSOCIATION, as Custodian

By:	/s/ Kenneth Brandt
Name: Kenneth Brandt
Title: Assistant Vice President

[Signature Page to Solar Loan Facility Credit Agreement]

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

EXHIBIT A

DEFINED TERMS

“1940 Act” shall mean the Investment Company Act of 1940, as amended.

“A-1 Custodial Certification” shall have the meaning set forth in Section 4(a) of the Custodial Agreement.

“A-2 Custodial Certification” shall have the meaning set forth in Section 4(b) of the Custodial Agreement.

“A.M. Best” shall mean A. M. Best Company, Inc. and any successor rating agency.

“Adjusted LIBOR Rate” shall mean a rate per annum equal to the rate (rounded upwards, if necessary, to the next higher 1/100 of 1%) obtained by dividing (a) LIBOR by (b) a percentage equal to 100% minus the reserve percentage (rounded upward to the next 1/100th of 1%) in effect on such day and applicable to the Committed Lender for which this rate is calculated under regulations issued from time to time by the Board of Governors of the Federal Reserve System for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to Eurocurrency funding (currently referred to as “eurocurrency liabilities”). The Adjusted LIBOR Rate shall be adjusted automatically as of the effective date of any change in such reserve percentage.

“Advance” shall have the meaning set forth in Section 2.2.

“Advance Rate” shall mean, with respect to each Eligible Solar Loan, the lesser of (A) (i) if the Related Property for such Eligible Solar Loan is located in a state of the United States and such Eligible Solar Loan is not a Substantial Stage Date Solar Loans, 80%, (ii) if the Related Property for such Eligible Solar Loan is located in an Approved U.S. Territory and such Eligible Solar Loan is not a Substantial Stage Date Solar Loan, 75% and (iii) if such Eligible Solar Loan is a Substantial Stage Date Solar Loans, 60%; and (B) the amount, expressed as a percentage, determined by dividing (x) 94% of the purchase price for the related PV System or Independent Energy Storage System (as applicable, in each case as set forth in the related Solar Loan Contract and any installation agreement related thereto) by (y) the Solar Loan Balance for such Solar Loan.

“Affected Party” shall have the meaning set forth in Section 2.11(B).

“Affiliate” shall mean, with respect to any Person, any other Person that (i) directly or indirectly controls, is controlled by, or is under direct or indirect common control with such Person, or, (ii) is an officer or director of such Person, and in the case of any Lender that is an investment fund, the investment advisor thereof and any investment fund having the same investment advisor. A Person shall be deemed to be “controlled by” another Person if such other Person possesses, directly or indirectly, power to (a) vote 50% or more of the securities (on a fully diluted basis) having ordinary voting power for the election of directors or managing partners of such other Person, or (b) direct or cause the direction of the management and policies of such other Person whether by contract or otherwise.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

“Affiliated Entity” shall mean any of the Parent, the Manager (if the Manager is an Affiliate of the Borrower), the Servicer (if the Servicer is an Affiliate of the Borrower), the Seller, and any of their respective direct or indirect Subsidiaries and/or Affiliates, whether now existing or hereafter created, organized or acquired.

“Agent” shall have the meaning set forth in the introductory paragraph hereof.

“Agent’s Account” shall mean the Agent’s bank account designated by the Agent from time to time by written notice to the Borrower.

“Aggregate Commitments” shall mean, at any time, the sum of the Commitments then in effect. The initial Aggregate Commitments as of the Restatement Date shall be equal to $200,000,000.

“Aggregate Solar Loan Balance” shall mean, on any date of determination, the sum of the Solar Loan Balances of all Eligible Solar Loans.

“Agreement” shall have the meaning set forth in the introductory paragraph hereof.

“Allocated Excess Spread Reserve Amount” means the sum of (a) the product of (i) 1/9, multiplied by (ii) the East Region Substantial Stage Date Solar Asset Reserve Amount, and (b) the product of (i) 1/8, multiplied by (ii) the Non-East Region Substantial Stage Date Solar Asset Reserve Amount, and (c) the product of (i) 1/5, multiplied by (ii) the Final Stage Date Solar Asset Reserve Amount.

“Amortization Event” shall mean the occurrence of the any of the following events:

(i) the occurrence of a Manager Termination Event, provided, that, an Amortization Event shall not occur if a Manager Termination Event of the type described in Section 7.1(i) of the Management Agreement occurs unless and until the Agent provides notice to the Borrower that such occurrence is an Amortization Event;

(ii) the occurrence of a Servicer Termination Event, provided, that, an Amortization Event shall not occur if a Servicer Termination Event of the type described in Section 7.1(i) of the Servicing Agreement occurs unless and until the Agent provides notice to the Borrower that such occurrence is an Amortization Event;

(iii) the Three Month Rolling Average Delinquency Level is greater than 0.75%;

(iv) an Event of Default occurs;

(v) the three-month average Excess Spread is less than 0%;

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

(vi) if Sunnova Management is the Manager or Servicer and the sum of (a) the net cash provided by operating activities of Sunnova Management, as reported in any set of quarterly financial statements delivered pursuant to Section 6(q)(ii) of the Parent Guaranty plus (b) unrestricted cash on hand held by Sunnova Management as of the date of such financial statements, shall be negative (for purposes of this clause (ix), the term “net cash” and “operating activities” shall have the meanings attributable to such terms under GAAP); provided, that if (a) on or prior to the date that is fifteen (15) Business Days after the date on which it is determined that such amount is negative, the Parent’s equity holders, any of their Affiliates and any other Person makes an equity investment to Sunnova Management in cash in an amount not less than such shortfall, and such cash, if so designated by Sunnova Management, be included as unrestricted cash, and (b) any such action described in sub-clause (a) is communicated to the Agent in writing, then no Amortization Event shall be deemed to have occurred or be continuing;

(vii) Parent breaches any of the Financial Covenants and such breach has not been cured in accordance with Section 6(r) of the Parent Guaranty;

(viii) the Three Month Rolling Average Default Level is greater than 0.50%; or

(ix) the occurrence of an event of default under a Sunnova Credit Facility;

provided, that (A) upon the first and second occurrence of an Amortization Event of the type described in clause (iii) above, such Amortization Event shall terminate on the Payment Date on which the Three Month Rolling Average Delinquency Level is equal to or less than 0.50% for a period of three (3) consecutive calendar months, (B) upon the first and second occurrence of an Amortization Event of a type described in clause (v) above, such Amortization Event shall continue until the next Payment Date that the three-month average Excess Spread is equal to or greater than 0%, and (C) upon the first and second occurrence of an Amortization Event of the type described in clause (viii) above, such Amortization Event shall terminate on the Payment Date on which the Three Month Rolling Average Default Level is equal to or less than 0.50%. Upon the third occurrence of an Amortization Event of a type described in clauses (iii), (v) or (viii) above, an Amortization Event shall exist and continue until the aggregate amount of all Obligations has been reduced to zero.

“Ancillary Solar Agreements” shall mean in respect of each Eligible Solar Loan, all agreements and documents ancillary and associated with such Eligible Solar Loan and the related Solar Assets giving rise to amounts included in the Aggregate Solar Loan Balance, which are entered into with an Obligor or approved channel partner in connection therewith, including any Payment Facilitation Agreement.

“Applicable Law” shall mean all applicable laws of any Governmental Authority, including, without limitation, laws relating to consumer leasing and protection and any ordinances, judgments, decrees, injunctions, writs and orders or like actions of any Governmental Authority and rules and regulations of any federal, regional, state, county, municipal or other Governmental Authority.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

“Approved Form” means (i) the Solar Loan Contracts and Ancillary Solar Agreements used by the Seller and Borrower substantially in the form attached as Exhibit H hereto as modified or supplemented pursuant to Section 5.1(W) and (ii) any other form of installment sale contract, loan agreement, or other financing agreement or promissory note and related solar agreements that are approved by Agent in writing after the Closing Date.

“Approved Installer” means an installer approved by the Parent to design, procure and install PV Systems or Independent Energy Storage Systems on the properties of Host Customers and listed on the Parent’s list of approved installers as of the time of installation of an applicable PV System or Independent Energy Storage Systems.

“Approved U.S. Territory” shall mean Puerto Rico and any other territory of the United States which the Agent has, in its sole discretion, approved as an Approved U.S. Territory, by providing a written notice to the Borrower regarding the same.

“Approved Vendor” means a manufacturer of Solar Photovoltaic Panels and Inverters for PV Systems or a manufacturer of battery storage and/or battery management systems for Energy Storage Systems that was approved by the Parent and listed on the Parent’s list of approved vendors as of the time of installation of an applicable PV System or Energy Storage System.

“Availability Period” shall mean the period from the Closing Date until the earlier to occur of (i) the Commitment Termination Date, and (ii) an Amortization Event; provided, however, that if the first or second occurrence of an Amortization Event has subsequently been cured pursuant to the definition of “Amortization Event”, the Availability Period will continue until the earlier to occur of (i) the Commitment Termination Date and (ii) the next occurrence of an Amortization Event.

“Back-Up Servicer” shall mean Wells Fargo Bank, National Association, a national banking association, in its capacity as Back-Up Servicer under the Servicing Agreement, and/or any other Person or entity performing similar services for the Borrower which has been approved in writing by the Agent.

“Back-Up Servicing Fee/Transition Manager Fee” shall mean the greater of (i) $[***] and (ii) the product of (A) the aggregate outstanding principal balance of Advances as of the first day of the related Collection Period, (B) [***]% and (C) a fraction of (x) the numerator of which is the number of days in such Collection Period and (y) the denominator of which is 360 for each Collection Period (or, in the case of any partial Collection Period, a pro rated portion of such amount).

“Base Rate” shall mean, with respect to any Lender for any day, a rate per annum equal to the greater of (i) the prime rate of interest announced publicly by a Funding Agent with respect to its Lender Group (or the Affiliate of such Lender or Funding Agent, as applicable, that announces such rate) as in effect at its principal office from time to time, changing when and as said prime rate changes (such rate not necessarily being the lowest or best rate charged by such Person) or, if such Lender, Funding Agent or Affiliate thereof does not publicly announce the prime rate of interest, as quoted in The Wall Street Journal on such day, and (ii) the sum of

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

(a) 0.50% and (b) the rate equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day for such transactions received by such Funding Agent with respect to such Lender Group from three Federal funds brokers of recognized standing selected by it.

“Bankruptcy Code” shall mean the U.S. Bankruptcy Code, 11 U.S.C. § 101, et seq., as amended.

“Base Reference Banks” shall mean the principal London offices of Standard Chartered Bank, Lloyds TSB Bank, Royal Bank of Scotland, Deutsche Bank and the investment banking division of Barclays Bank PLC or such other banks as may be appointed by the Agent with the approval of the Borrower.

“Basel III” shall mean Basel III: A global regulatory framework for more resilient banks and banking systems prepared by the Basel Committee on Banking Supervision, and all national implementations thereof.

“Borrower” shall have the meaning set forth in the introductory paragraph hereof.

“Borrower’s Account” shall mean (i) the Borrower’s bank account, described on Schedule II attached hereto, for the account of the Borrower or (ii) such other account as may be designated by the Borrower from time to time by at least ten (10) Business Days’ prior written notice to the Agent and the Lenders, so long as such other account is acceptable to the Agent in its sole and absolute discretion.

“Borrower’s Portfolio” shall mean the Solar Loans listed on the Schedule of Eligible Solar Loans.

“Borrowing Base” shall mean, as of any date of determination, the product of (a) the Net Aggregate Solar Loan Balance times (b) the Weighted Average Advance Rate applicable on such date.

“Borrowing Base Certificate” shall mean the certificate in the form of Exhibit B-1 attached hereto.

“Borrowing Date” shall mean, (i) with respect to any Advance, the date of the making of such Advance and (ii) with respect to any addition of Eligible Solar Loans to Borrower’s Portfolio other than in connection with an Advance and solely for purposes of determining or confirming the eligibility of such Solar Loans, the date such Eligible Solar Loans are transferred to Borrower to cure a Borrowing Base Deficiency pursuant to Section 2.9, which date shall in any case be a Business Day.

“Borrowing Base Deficiency” shall have the meaning set forth in Section 2.9.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

“Breakage Costs” shall mean, with respect to a failure by the Borrower, for any reason, to borrow any proposed Advance on the date specified in the applicable Notice of Borrowing (including without limitation, as a result of the Borrower’s failure to satisfy any conditions precedent to such borrowing) after providing such Notice of Borrowing, the resulting loss, cost, expense or liability incurred by reason of the liquidation or reemployment of deposits, actually sustained by the Agent, any Lender or any Funding Agent; provided, however, that the Agent, such Lender or such Funding Agent shall use commercially reasonable efforts to minimize such loss or expense and shall have delivered to the Borrower a certificate as to the amount of such loss or expense, which certificate shall be conclusive in the absence of manifest error.

“Business Day” shall mean any day other than Saturday, Sunday and any other day on which commercial banks in New York, New York, Minnesota or California are authorized or required by law to close.

“Calculation Date” shall mean with respect to a Payment Date, the close of business on the last day of the related Collection Period.

“Capital Stock” shall mean, with respect to any Person, any and all shares, interests, participations or other equivalents, including membership interests (however designated, whether voting or non-voting) of equity of such Person, including, if such Person is a partnership, partnership interests (whether general or limited) or any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, such partnership, but in no event will Capital Stock include any debt securities convertible or exchangeable into equity unless and until actually converted or exchanged.

“Capitalized Interest Amount” means, for any Solar Loan and on any date of determination, the amount of interest that is to accrue during the ITC Accrual Period on the ITC Payment Amount at the interest rate for such Solar Loan, assuming no prepayment occurs on such Solar Loan after such date of determination.

“Capitalized Interest Reserve Release” means, on any Payment Date, the sum of the Monthly Capitalized Interest for all Solar Loans that are subject to reserve requirements under the Capitalized Interest Reserve Required Amount immediately prior to such Payment Date.

“Capitalized Interest Reserve Required Amount” means the sum of the Capitalized Interest Amounts for all Solar Loans owned by the Borrower.

“Change in Law” shall mean (i) the adoption or taking effect of any Law after the date of this Agreement, (ii) any change in Law or in the administration, interpretation, application or implementation thereof by any Governmental Authority after the date of this Agreement, (iii) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority after the date of this Agreement or (iv) compliance by any Affected Party, by any lending office of such Affected Party or by such Affected Party’s holding company, if any, with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement; provided, that notwithstanding anything herein to the contrary, (a) the Dodd-Frank Act, (b) Basel III and (c) all

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

requests, rules, guidelines and directives under either of the Dodd-Frank Act or Basel III or issued in connection therewith shall be deemed to be a “Change in Law,” regardless of the date implemented, enacted, adopted or issued.

“Change of Control” shall mean, the occurrence of one or more of the following events:

(i) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of Parent to any Person or group of related Persons for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended (a “Group”), together with any Affiliates thereof, other than (A) the transfers made to YieldCo or any of its Subsidiaries in connection with an IPO and (B) after the completion of an IPO, with respect to Parent, in each case, any such sale, lease, exchange or transfer to a Person or Group that is, prior to such, lease, exchange or transfer, an Affiliate of Parent and is controlled (as that term is used in the definition of Affiliate) by Parent;

(ii) the approval by the holders of Capital Stock of Parent or the Borrower of any plan or proposal for the liquidation or dissolution of such Person;

(iii) any Person or Group shall become the owner, directly or indirectly, beneficially or of record, of shares representing more than 50% of the aggregate ordinary voting power represented by the issued and outstanding Capital Stock of Parent, other than any Person that is a Permitted Investor or Group that is controlled by a Permitted Investor or in connection with an IPO, the YieldCo or any of its Subsidiaries; provided that any transfers or issuances of equity of Parent on or after the Closing Date to, among or between a Permitted Investor or any Affiliate thereof, shall not constitute a “Change of Control” for purposes of this clause (iii);

(iv) all of the Capital Stock in the Borrower shall cease to be owned by the Seller; or

(v) all of the Capital Stock in the Borrower shall cease to be directly or indirectly owned by Parent.

“Closing Date” shall mean April 19, 2017.

“Collateral” shall have the meaning set forth in the Security Agreement.

“Collection Account” shall have the meaning set forth in Section 8.2(A(ii).

“Collection Period” shall mean, with respect to a Payment Date, the calendar month preceding the month in which such Payment Date occurs; provided, however, that with respect to the first Payment Date, the Collection Period will be the period from and including the Closing Date to the end of the calendar month preceding such Payment Date.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

“Collections” shall mean, with respect to any Solar Loan and the related Solar Assets, all Obligor Payments and any other cash proceeds thereof and all Rebates. Without limiting the foregoing, “Collections” shall include any amounts payable to the Borrower (i) with respect to the Solar Loans and related Solar Assets (including, all contractual payments (including, for the avoidance of doubt, principal, interest, and fees), liquidation proceeds, insurance proceeds, distributions and other proceeds payable under or in connection with any such Solar Loan and all proceeds from any sale or disposition of any Related Property or proceeds of indemnities or other rights under any other Solar Asset), (ii) under any Hedge Agreement entered into in connection with this Agreement, (iii) in connection with the sale or disposition of any such Solar Loans or the related Solar Assets, (iv) any indemnities, proceeds or other payments made by a third party with respect to such Solar Loans or the related Solar Assets, and (v) any Capitalized Interest Reserve Release deposited into the Collection Account from the Liquidity Reserve Account.

“Commercial Paper” shall mean commercial paper, money market notes and other promissory notes and senior indebtedness issued by or on behalf of a Conduit Lender.

“Commitment” shall mean the obligation of a Committed Lender to fund Advances, as set forth on Exhibit D attached hereto, as increased and/or reduced from time to time pursuant to Section 2.6 and as amended in connection with assignments made by Committed Lenders pursuant to Section 10.8. If from time to time any Commitment is increased and/or reduced pursuant to Section 2.6, then the Borrower shall deliver to the Agent an amended Exhibit D setting forth the revised Commitments of the Committed Lenders. If, from time to time, any Lender other than Credit Suisse AG, Cayman Islands Branch becomes a party to this Agreement as a Committed Lender, then the Agent shall deliver to the Borrower an amended Exhibit D setting forth the revised Commitments of the Committed Lenders.

“Commitment Termination Date” shall mean the earliest to occur of (i) the Scheduled Commitment Termination Date, (ii) the occurrence of an Event of Default and declaration of all amounts due in accordance with Section 6.2(B) and (iii) the date of any voluntary termination of the facility by the Borrower.

“Committed Lender” shall mean each of the CS Committed Lender and each other financial institution identified as such on the applicable Joinder Agreement that may become a party hereto.

“Conduit Lender” shall mean the CS Conduit Lender and each financial institution identified as such that may become a party hereto.

“Confidential Information” shall have the meaning set forth in Section 10.16(A).

“Connection Income Taxes” shall mean Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

“Conveyed Property” shall mean the “Seller Conveyed Property” as defined in Section 2(a) of the Sale and Contribution Agreement.

“Corporate Trust Office” With respect to the Paying Agent, the Back-Up Servicer and the Transition Manager, the corporate trust office thereof at which at any particular time its corporate trust business with respect to the Transaction Documents is conducted, which office at the date of the execution of this instrument is located at MAC N9300-061, 600 S. 4th St., Minneapolis, Minnesota 55479, Attention: Corporate Trust Services - Asset-Backed Administration, or at such other address as such party may designate from time to time by notice to the other parties to this Agreement.

“Cost of Funds” shall mean, with respect to any Interest Accrual Period, interest accrued on the Advances during such Interest Accrual Period at the Adjusted LIBOR Rate for such Interest Accrual Period or, if the Adjusted LIBOR Rate is not available, the Base Rate. For the avoidance of doubt, the Cost of Funds shall not constitute “Confidential Information”.

“Credit Card Receivable” shall mean Obligor Payments that are made via credit card with respect to an Eligible Solar Loan.

“CS Committed Lender” shall mean Credit Suisse AG, Cayman Islands Branch.

“CS Conduit Lender” shall mean GIFS Capital Company, LLC.

“CS Lender Group” shall mean a group consisting of the CS Conduit Lender, the CS Committed Lender and CSNY, as a Funding Agent for such Lenders.

“CSNY” shall have the meaning set forth in the introductory paragraph hereof.

“Custodial Agreement” shall mean the Custodial Agreement dated as of or about the Closing Date, by and among the Custodian, the Borrower, the Servicer and the Agent, as amended, restated, modified or supplemented from time to time.

“Custodial Fee Letter” shall mean the Custodial Fee Letter, dated as of the date hereof, among the Borrower and the Custodian.

“Custodial Fee” shall mean a fee payable by the Borrower to the Custodian as set forth in the Custodial Fee Letter.

“Custodian” shall mean U.S. Bank National Association, a national banking association, in its capacity as the provider of services under the Custodial Agreement and/or any other Person or entity performing similar services for the Borrower which has been approved in writing by the Agent.

“Custodian File” shall have the meaning set forth in the Custodial Agreement.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

“Customer Credit and Collection Policy” shall mean the initial Servicer’s internal credit and collection policy attached as Exhibit E to the Servicing Agreement; provided that from and after the appointment of a Successor Servicer pursuant to the Servicing Agreement, the “Customer Credit and Collection Policy” shall mean the collection policy of such Successor Servicer for servicing assets comparable to the Borrower Solar Assets (as defined in the Servicing Agreement).

“Cut-off Date” shall mean, for each Solar Loan, the date specified as such in the related Schedule of Eligible Solar Loans, which is the date after which all subsequent collections related to such Solar Loans are sold by the Seller to the Borrower and pledged by the Borrower to the Secured Parties.

“Default Level” shall mean, for any Collection Period, the quotient (expressed as a percentage) of (i) the sum of the Solar Loan Balances of all Solar Loans in the Borrower’s Portfolio that became Defaulted Solar Loans during such Collection Period and that did not repay all past due portions of a contractual payment due under the related Solar Loan Contract by the end of the Collection Period, divided by (ii) the sum of the Solar Loan Balances of all Solar Loans in the Borrower’s Portfolio on the first day of such Collection Period.

“Defaulted Solar Loan” shall mean a Solar Loan for which (i) the related Obligor is more than one hundred twenty (120) days past due on any portion of a contractual payment due under the related Solar Loan Contract, (ii) an Insolvency Event has occurred with respect to an Obligor, (iii) the related PV System or Independent Energy Storage System has been turned off or repossessed by the Servicer or Manager, or (iv) the Servicer has determined that all or any portion of the Solar Loan has been, in accordance with the Customer Credit and Collection Policy, placed on a “non-accrual” status or is “non-collectible,” a charge-off has been taken or any or all of the principal amount due under such Solar Loan has been reduced or forgiven. For the avoidance of doubt, any past due amounts owed by an original Obligor after reassignment to or execution of a replacement Solar Loan with a new Obligor shall not cause the Solar Loan to be deemed to be a Defaulted Solar Loan so long as the replacement Solar Loan is otherwise an Eligible Solar Loan at such time.

“Defaulting Lender” shall mean, subject to Section 2.17(B), any Lender that (a) has failed to fund all or any portion of its Advances within two (2) Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies the Agent and the Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, (b) has notified the Borrower or the Agent in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund an Advance hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three (3) Business Days after written request by the Agent or the Borrower, to confirm in writing to the Agent and the Borrower that it will comply with its prospective funding obligations hereunder (provided that

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Agent and the Borrower), or (d) has, or has a direct or indirect parent company that has, (i) had an Insolvency Event occur with respect to it, or (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 2.17(B)) upon delivery of written notice of such determination to the Borrower and each Lender.

“Defective Solar Loan” shall mean a Solar Loan with respect to which it is determined by the Agent (acting at the written direction of the Majority Lenders) or the Manager, at any time, that the Seller breached as of the Transfer Date for such Solar Loan the representation in Section 6(b) of the Sale and Contribution Agreement, unless such breach has been waived, in writing, by the Agent, acting at the direction of the Majority Lenders.

“Delayed Amount” shall have the meaning set forth in Section 2.4(D).

“Delayed Funding Date” shall have the meaning set forth in Section 2.4(D).

“Delayed Funding Lender” shall have the meaning set forth in Section 2.4(D).

“Delayed Funding Notice” shall have the meaning set forth in Section 2.4(D).

“Delayed Funding Reimbursement Amount” shall have the meaning set forth in Section 2.4(F).

“Delinquency Level” shall mean, for any Collection Period, the quotient (expressed as a percentage) of (i) the sum of the Solar Loan Balances of all Eligible Solar Loans that became Delinquent Solar Loans during such Collection Period, divided by (ii) the Aggregate Solar Loan Balance on the first day of such Collection Period.

“Delinquent Solar Loan” shall mean a Solar Loan for which the related Obligor is more than sixty (60) days past due on any portion of a contractual payment due under the related Solar Loan.

“Disqualified Lender” shall mean any financial institution or other Persons identified in writing, prior to the Restatement Date, by the Borrower to the Agent and any known Affiliate

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

thereof clearly identifiable on the basis of its name (in each case, other than any Affiliate that is primarily engaged in, or that advises funds or other investment vehicles that are engaged in, making, purchasing, holding or otherwise investing in commercial loans, bonds and similar extensions of credit or securities in the ordinary course and with respect to which such financial institution or other Person does not, directly or indirectly, possess the power to direct or cause the direction of the investment policies of such entity); provided that in no event shall a Lender designated under this Agreement as of the Restatement Date be designated as a Disqualified Lender. The Borrower may from time to time update the list of Disqualified Lenders provided to the Agent prior to the Restatement Date to (x) include identified Affiliates of financial institutions or other Persons identified pursuant to the preceding sentence; provided that such updates shall not apply retroactively to disqualify parties that have previously acquired an assignment or participation interest in the Commitment or (y) remove one or more Persons as Disqualified Lenders (in which case such removed Person or Persons shall no longer constitute Disqualified Lenders).

“Distributable Collections” shall have the meaning set forth in Section 2.7(B).

“Dodd-Frank Act” shall mean the Dodd-Frank Wall Street Reform and Consumer Protection Act.

“Dollar,” “Dollars,” “U.S. Dollars” and the symbol “$” shall mean the lawful currency of the United States.

“East Region” shall mean the states of New York, New Jersey, Massachusetts, Connecticut, Pennsylvania, Rhode Island, Maryland, Florida, and South Carolina and any other state or territory of the United States consented to by the Agent in writing as an “East Region”.

“East Region Substantial Stage Date Solar Asset Reserve Amount” shall mean, as of any date of determination the product (i) 9, multiplied by (ii) the sum of (a) the Interest Distribution Amount due and payable on such date and (b) the Net Hedge Payments due and payable on such date, multiplied by (iii) the ratio of (x) the aggregate principal balance of all Advances related to all Substantial Stage Date Solar Loans the Obligor of which is located in the East Region as of such date divided by (y) the aggregate principal balance of all Advances outstanding as of such date; provided, however, that solely for the purpose of determining the East Region Substantial Stage Date Solar Asset Reserve Amount as of the Restatement Date, the East Region Substantial Stage Date Solar Asset Reserve Amount shall be an amount reasonably calculated by the Agent and provided to the Borrower prior to the Restatement Date.

“Eligible Institution” shall mean a commercial bank or trust company having capital and surplus of not less than $[***] in the case of U.S. banks and $[***] (or the U.S. dollar equivalent as of the date of determination) in the case of foreign banks; provided, however, that a commercial bank which does not satisfy the requirements set forth above shall nonetheless be deemed to be an Eligible Institution for purposes of holding any deposit account or any other account so long as such commercial bank is a federally or state chartered depository institution subject to regulations regarding fiduciary funds on deposit substantially similar to 12 C.F.R. § 9.10(b) and such account is maintained as a segregated trust account with the corporate trust department of such bank

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

“Eligible Letter of Credit Bank” means a financial institution (a) organized in the United States, (b) having total assets in excess of $[***] and with a long term rating of at least “A-” by S&P or “A3” by Moody’s and a short term rating of at least “A-1” by S&P or “P-1” by Moody’s, and (c) approved by the Agent acting on the instructions of the Majority Lenders (such approval not to be unreasonably delayed withheld or delayed).

“Eligible Manager” shall mean Sunnova Management or any other operating entity which, at the time of its appointment as Manager, (i) is legally qualified and has the capacity to service the Solar Assets related to the Eligible Solar Loans, and (ii) prior to such appointment, is approved in writing by the Agent as having demonstrated the ability to professionally and competently service a portfolio of assets of a nature similar to the Solar Assets related to the Eligible Solar Loans in accordance with high standards of skill and care.

“Eligible Solar Loan” shall mean, on any date of determination, a Solar Loan:

(i) that meets all of the requirements specified on Schedule I-A;

(ii) if such Solar Loan is a PV Solar Loan, that meets all of the requirements specified on Schedule I-B or, if such Solar Loan is an ESS Solar Loan, that meets all of the requirements specified on Schedule I-C;

(iii) for which the legal title to the Obligor Payments related thereto is vested solely in the Borrower; and

(iii) all of the ownership interests in which, together with all of the rights in all Solar Assets relating thereto (a) has been acquired by the Borrower pursuant to the Sale and Contribution Agreement and (b) has not been transferred in connection with a Takeout Transaction or otherwise sold or encumbered by the Borrower except as permitted hereunder.

“Energy Storage System” shall mean an energy storage system to be used in connection with a PV System, including all equipment related thereto (including any battery management system, wiring, conduits and any replacement or additional parts included from time to time).

“Engagement Letter” shall mean that certain engagement letter (re: Sunnova Solar Lease Warehouse Facility), dated on or about March 27, 2019, by and between Credit Suisse Securities (USA) LLC and the Parent.

“eOriginal” means eOriginal, Inc. and its successors and assigns.

“Equipment Replacement Reserve Account” shall have the meaning set forth in Section 8.2(A)(iv).

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

“Equipment Replacement Reserve Deposit” shall mean, after the Commitment Termination Date, the lesser of (i) the sum of (a) the product of (x) 1/12 of $[***] and (y) the aggregate DC nameplate capacity (measured in kW) of all PV Systems related to Solar Loans which are operational (excluding Transferable Solar Loans) and that have related Solar Loans with remaining terms that exceed the remaining terms of the related manufacturer warranty for the Inverter associated with such PV System plus (b) the product of (x) 1/12 of $[***] and (y) the aggregate storage capacity (measured in kWh) of the batteries included in Energy Storage Systems (including Independent Energy Storage Systems) related to Solar Loans which are operational (excluding Transferable Solar Loans) with remaining terms that exceed the remaining terms of the related manufacturer warranty for such Energy Storage System and (ii) the difference of (a) the Equipment Replacement Reserve Required Balance minus (b) the amount on deposit in the Equipment Replacement Reserve Account; provided, that the Equipment Replacement Reserve Deposit shall not be less than $[***].

“Equipment Replacement Reserve Required Balance” shall mean, (i) prior to the Commitment Termination Date, $[***], and (ii) after the Commitment Termination Date, an amount equal to the sum of (a) the product of (x) $[***] and (y) the aggregate DC nameplate capacity (measured in kW) of all PV Systems owned by the Borrower which are operational (excluding Transferable Solar Loans) and that have related Solar Loans with remaining terms that exceed the remaining terms of the related manufacturer warranty for the Inverter associated with such PV System and (b) the product of (x) $[***] and (y) the aggregate storage capacity (measured in kWh) of the batteries included in Energy Storage Systems (including Independent Energy Storage Systems) related to Solar Loans which are operational (excluding Transferable Solar Loans) with remaining terms that exceed the remaining terms of the related manufacturer warranty for such Energy Storage System.

“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder. Section references to ERISA are to ERISA, as in effect at the Restatement Date and any subsequent provisions of ERISA, amendatory thereof, supplemental thereto or substituted therefor.

“ERISA Affiliate” shall mean each Person (as defined in Section 3(9) of ERISA), which together with the Borrower, would be deemed to be a “single employer” within the meaning of Section 414(b), (c), (m) or (o) of the Internal Revenue Code or Section 4001(a)(14) or 4001(b)(1) of ERISA.

“ERISA Event” shall mean (i) that a Reportable Event has occurred with respect to any Single-Employer Plan; (ii) the institution of any steps by the Borrower or any ERISA Affiliate, the Pension Benefit Guaranty Corporation or any other Person to terminate any Single-Employer Plan or the occurrence of any event or condition described in Section 4042 of ERISA that constitutes grounds for the termination of, or the appointment of a trustee to administer, a Single-Employer Plan; (iii) the institution of any steps by the Borrower or any ERISA Affiliate to withdraw from any Multi-Employer Plan or Multiple Employer Plan or written notification of the Borrower or any ERISA Affiliate concerning the imposition of withdrawal liability; (iv) a non-exempt “prohibited transaction” within the meaning of Section 406 of ERISA or Section 4975 of the Internal Revenue Code in connection with any Plan; (v) the cessation of operations at

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

a facility of the Borrower or any ERISA Affiliate in the circumstances described in Section 4062(e) of ERISA; (vi) with respect to a Single-Employer Plan, a failure to satisfy the minimum funding standard under Section 412 of the Internal Revenue Code or Section 302 of ERISA, whether or not waived; (vii) the conditions for imposition of a lien under Section 303(k) of ERISA shall have been met with respect to a Single-Employer Plan; (viii) a determination that a Single-Employer Plan is or is expected to be in “at-risk” status (within the meaning of Section 430(i)(4) of the Internal Revenue Code or Section 303(i)(4) of ERISA); (ix) the insolvency of or commencement of reorganization proceedings with respect to a Multi-Employer Plan or written notification that a Multi-Employer Plan is in “endangered” or “critical” status (within the meaning of Section 432 of the Internal Revenue Code or Section 305 of ERISA); or (x) the taking of any action by, or the threatening of the taking of any action by, the Internal Revenue Service, the Department of Labor or the Pension Benefit Guaranty Corporation with respect to any of the foregoing.

“ESS Solar Loan” shall mean a Solar Loan used solely to finance the acquisition and installation of an Energy Storage System and is capable of delivering electricity to the location where installed without regard to connection to or operability of the electric grid in such location.

“eVault” shall mean the electronic “vault” created and maintained by eOriginal in order to store documents in electronic form pursuant to an agreement between the Custodian and eOriginal and subject to control in favor of the Agent or any other such electronic “vault” maintained by a provider mutually agreed upon by the Borrower, the Agent and the Custodian, in which the Borrower’s authoritative electronic copies of the Solar Loan Contracts reside and is subject to control in favor of the Agent.

“Event of Default” shall mean any of the Events of Default described in Section 6.1.

“Event of Loss” shall mean the occurrence of an event with respect to a PV System or Independent Energy Storage System if such PV System or Independent Energy Storage System, as applicable, is damaged or destroyed by fire, theft or other casualty and such PV System or Independent Energy Storage System, as applicable, has become inoperable because of such events.

“Excess Concentration Amount” shall mean, as of any date of determination, without duplication, the sum of the following:

(i) the amount by which the aggregate Solar Loan Balance of all Eligible Solar Loans for which the related Obligor had a FICO score of less than [***] at the time of origination exceeds 40% of the Aggregate Solar Loan Balance; plus

(ii) the amount by which the aggregate Solar Loan Balance of all Eligible Solar Loans for which the related Obligor had a FICO score of less than [***] at the time of origination exceeds 26% of the Aggregate Solar Loan Balance; plus

(iii) the amount by which the aggregate Solar Loan Balance of all Eligible Solar Loans for which the related Obligor resides in the state or territory in the United

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

States with the highest concentration of Obligors measured by the aggregate Solar Loan Balance in each state and the Aggregate Solar Loan Balance exceeds 93% of the Aggregate Solar Loan Balance; plus

(iv) the amount by which the aggregate Solar Loan Balance of all Eligible Solar Loans the related PV System of which is interconnected to the utility with the highest concentration of interconnected PV Systems measured by the Aggregate Solar Loan Balance exceeds 45% of the Aggregate Solar Loan Balance; plus

(v) the amount by which the aggregate Solar Loan Balance of all Eligible Solar Loans the related PV System of which is interconnected to any one of the two utilities with the first and second highest concentration of interconnected PV Systems measured by the Aggregate Solar Loan Balance exceeds 75% of the Aggregate Solar Loan Balance; plus

(vi) the amount by which the aggregate Solar Loan Balance of all Eligible Solar Loans (excluding Final Stage Date Solar Loans and Substantial Stage Date Solar Loans) for which the related Obligor’s first payment under the related Solar Loan has not been made as of the related Transfer Date but will be due no later than the last day of the Collection Period immediately following the Collection Period during which the related Transfer Date occurs exceeds 12.5% of the Aggregate Solar Loan Balance; plus

(vii) the aggregate Solar Loan Balance of all Eligible Solar Loans for which the related Obligor was not a resident of any state of the United States or, with respect to any ESS Solar Loan or any PV Solar Loan for which the Related Property includes an Energy Storage System, an Approved U.S. Territory at the time of origination; plus

(viii) the amount by which the aggregate Solar Loan Balance of all Eligible Solar Loans relating to the approved channel partner (excluding Trinity Solar, Inc.) with the highest originations measured by the Aggregate Solar Loan Balance exceeds 30% of the Aggregate Solar Loan Balance; plus

(ix) the amount by which the aggregate Solar Loan Balance of all Eligible Solar Loans relating to any of the three approved channel partners (excluding Trinity Solar, Inc.) with the first, second, and third highest originations measured by the Aggregate Solar Loan Balance exceeds 50% of the Aggregate Solar Loan Balance; plus

(x) the aggregate Solar Loan Balance of all Eligible Solar Loans relating to any one Obligor which exceeds the lesser of (i) one percent (1.00%) of the Aggregate Commitments and (ii) the U.S. Dollar equivalent of 1.5 million Swiss Francs (calculated at the rate of exchange at which, in accordance with normal banking procedures, the Agent could purchase with U.S. Dollars, Swiss Francs in New York City, New York, at the close of business on the day prior to such date of determination); plus

(xi) the amount by which the aggregate Solar Loan Balance of all Eligible Solar Loans that are ESS Solar Loans for which the Related Property is located in a state of the United States or an Approved U.S. Territory exceeds 25% of the Aggregate Solar Loan Balance; plus

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

(xii) the amount by which the aggregate Solar Loan Balance of all Eligible Solar Loans for which the Related Property is located in Puerto Rico exceeds 20% of the Aggregate Solar Loan Balance; plus

(xiii) the amount by which the aggregate Solar Loan Balance of all Eligible Solar Loans the related approved channel partner of which is Trinity Solar, Inc. exceeds 45% of the Aggregate Solar Loan Balance; plus

(xiv) the amount by which the aggregate Solar Loan Balance of all Eligible Solar Loans that are PV Solar Loans for which the Related Property includes an Energy Storage System exceeds 50% of the Aggregate Solar Loan Balance; plus

(xv) the amount by which the aggregate Solar Loan Balance of all Eligible Solar Loans that are Substantial Stage Date Solar Loans exceeds 20% of the Aggregate Solar Loan Balance; plus

(xvi) the amount by which the aggregate Solar Loan Balance of all Eligible Solar Loans that are Final Stage Date Solar Loans exceeds 20% of the Aggregate Solar Loan Balance; plus

(xvii) the amount by which the aggregate Solar Loan Balance of all Eligible Solar Loans that are Substantial Stage Date Solar Loans or Final Stage Date Solar Loans exceeds 35% of the Aggregate Solar Loan Balance;

provided, that with respect to the first Takeout Transaction that occurs after the Restatement Date in accordance with the terms hereof that does not include Energy Storage Systems (the “Initial Takeout Transaction”), (a) for the period commencing on the effective date of such Initial Takeout Transaction and ending ninety (90) days thereafter, clauses (xi), (xii), (xiv), (xv), (xvi) and (xvii) above shall not apply and (b) for the period commencing on the ninetieth day after the effective date of such Initial Takeout Transaction and ending ninety (90) days thereafter, the percentage set forth in clause (xiv) above shall be 60% and the percentage set forth in clause (xv) above shall be 25%; provided, further, that with respect to any Takeout Transaction that occurs after the Initial Takeout Transaction (each such Takeout Transaction, a “Subsequent Takeout Transaction”), (a) for the period commencing on the effective date of such Subsequent Takeout Transaction and ending ninety (90) days thereafter, clauses (xv), (xvi) and (xvii) above shall not apply.

“Excess Spread” means, for any Collection Period, the ratio (expressed as a percentage) of:

(a) the product of:

(A) the result of

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

(I) the sum of (x) all Collections (other than principal payments made on the Solar Loans and any indemnities or liquidation proceeds attributable to or in lieu of principal payments) received during such Collection Period, and (y) y) the Allocated Excess Spread Reserve Amount, minus

(II) the sum of (x) all scheduled periodic payments paid by the Borrower under all Hedge Agreements during such Collection Period, plus (y) the amounts due and owing for such Collection Period pursuant to clauses (i), (ii) and (iv) of Section 2.7(B) (for this clause (II), excluding such amounts attributable to Advances being prepaid in connection with a Takeout Transaction during such Collection Period, to the extent such Advances are made on Solar Loans which have not had a payment due in such Collection Period), times

(B) 12;

divided by

(b) the Aggregate Solar Loan Balance as of the first day of such Collection Period.

“Excluded Taxes” shall mean any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (i) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (a) imposed as a result of such Recipient being organized under the Laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (b) that are Other Connection Taxes, (ii) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a Law in effect on the date on which (a) such Lender acquires such interest in the Loan or Commitment or (b) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 2.15, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (iii) Taxes attributable to such Recipient’s failure to comply with Section 2.15(G) and (iv) any U.S. federal withholding Taxes imposed under FATCA.

“Expense Claim” shall have the meaning set forth in Section 10.21.

“Facility” shall mean this Agreement together with all other Transaction Documents.

“Facility Maturity Date” shall mean the Payment Date occurring in November 2022.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

“FATCA” shall mean Sections 1471 through 1474 of the Internal Revenue Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Internal Revenue Code, and any intergovernmental agreements between the United States and another country which modify the provisions of the foregoing.

“Fee Letters” shall mean (i) that certain fee letter agreement, dated as of the Restatement Date, entered into by and an among the Agent and the Borrower, (ii) the Lender Fee Letter, (iii) the Engagement Letter, and (iv) any other fee letter between Borrower and any other Lender.

“Final Stage Date Solar Loan” shall mean a Solar Loan for which the Related Property is fully installed and has reached the appropriate milestone designation within Parent’s internal system but is not yet placed in service with the applicable utility.

“Final Stage Date Solar Asset Reserve Amount” shall mean, as of any date of determination, the product of (i) [***], multiplied by (ii) the sum of (a) the Interest Distribution Amount due and payable on such date and (b) the Net Hedge Payments due and payable on such date, multiplied by (iii) the ratio of (x) the aggregate principal balance of Advances related to all Final Stage Date Solar Loans as of such date divided by (y) the total principal balance of Advances outstanding as of such date; provided, however, that solely for the purpose of determining the Final Stage Date Solar Asset Reserve Amount as of the Restatement Date, the Final Stage Date Solar Asset Reserve Amount shall be an amount reasonably calculated by the Agent and provided to the Borrower prior to the Restatement Date.

“Financial Covenants” shall have the meaning set forth in the Parent Guaranty.

“Funding Agent” shall mean a Person appointed as a Funding Agent for a Lender Group pursuant to Section 7.14.

“GAAP” shall mean generally accepted accounting principles as are in effect from time to time and applied on a consistent basis (except for changes in application in which the Borrower’s independent certified public accountants and the Agent reasonably agree) both as to classification of items and amounts.

“Governmental Authority” shall mean the government of the United States of America or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).

“Hedge Agreement” shall mean, collectively, (i) the related ISDA Master Agreement, the related Schedule to the ISDA Master Agreement, and the related Confirmation or (ii) a long form confirmation, in each case in form and substance reasonably acceptable to the Agent.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

“Hedge Counterparty” shall mean the initial counterparty under a Hedge Agreement, and any Qualifying Hedge Counterparty to such Hedge Agreement thereafter.

“Hedge Requirements” shall mean the requirements of the Borrower to within two (2) Business Days of the Restatement Date and on each Borrowing Date thereafter, enter into and maintain according to the provisions hereof (for the avoidance of doubt, including breakage or modification to remain within the required amortizing schedule) one or more (i) fixed-floating interest rate swap agreements at the then applicable Swap Rate or (ii) interest rate cap agreements for which the strike rate is not more than 2.75%. In each case, the interest rate agreement shall be (x) entered into with a Qualifying Hedge Counterparty and (y) on an amortizing schedule that does not exceed 110.0% but is not less than 90.0% of the expected amortization schedule of the aggregate outstanding principal balance of the Loan Notes associated with the Advance made on such date (unless the notional amount of such swap agreements previously entered into in connection with prior Advances is sufficient to satisfy such notional balance requirement) on terms and conditions and pursuant to such documentation as shall be reasonably acceptable to the Agent.

“Holder Rule” means the Federal Trade Commission Trade Regulation Rule Concerning the Preservation of Consumer’s Claims and Defenses that appears in 16 C.F.R. Part 433.

“Indebtedness” shall mean as to any Person at any time, any and all indebtedness, obligations or liabilities (whether matured or unmatured, liquidated or unliquidated, direct or indirect, absolute or contingent, or joint or several) of such Person for or in respect of: (i) borrowed money; (ii) obligations of such Person evidenced by bonds, debentures, notes or other similar instruments; (iii) amounts raised under or liabilities in respect of any note purchase or acceptance credit facility; (iv) reimbursement obligations under any letter of credit, currency swap agreement, interest rate swap, cap, collar or floor agreement or other interest rate management device (other than in connection with this Agreement); (v) obligations of such Person to pay the deferred purchase price of property or services; (vi) obligations of such Person as lessee under leases which have been or should be in accordance with GAAP recorded as capital leases; (vii) any other transaction (including without limitation forward sale or purchase agreements, capitalized leases and conditional sales agreements) having the commercial effect of a borrowing of money entered into by such Person to finance its operations or capital requirements, and whether structured as a borrowing, sale and leaseback or a sale of assets for accounting purposes; (viii) any guaranty or endorsement of, or responsibility for, any Indebtedness of the types described in this definition; (ix) liabilities secured by any Lien on property owned or acquired, whether or not such a liability shall have been assumed (other than any Permitted Liens); or (x) unvested pension obligations.

“Indemnified Taxes” shall mean (i) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of the Borrower under any Transaction Document and (ii) to the extent not otherwise described in clause (i), Other Taxes.

“Indemnitees” shall have the meaning set forth in Section 10.5.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

“Independent Director” shall have the meaning set forth in Section 5.1(M).

“Independent Energy Storage System” shall mean an Energy Storage System acquired or installed with the proceeds of an ESS Solar Loan.

“Insolvency Event” shall mean, with respect to any Person:

(i) the commencement of: (a) a voluntary case by such Person under the Bankruptcy Code or (b) the seeking of relief by such Person under other debtor relief Laws in any jurisdiction outside of the United States;

(ii) the commencement of an involuntary case against such Person under the Bankruptcy Code (or other debtor relief Laws) and the petition is not controverted or dismissed within sixty (60) days after commencement of the case;

(iii) a custodian (as defined in the Bankruptcy Code) (or equal term under any other debtor relief Law) is appointed for, or takes charge of, all or substantially all of the property of such Person;

(iv) such Person commences (including by way of applying for or consenting to the appointment of, or the taking of possession by, a rehabilitator, receiver, custodian, trustee, conservator or liquidator (or any equal term under any other debtor relief Laws) (collectively, a “conservator”) of such Person or all or any substantial portion of its property) any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency, liquidation, rehabilitation, conservatorship or similar law of any jurisdiction whether now or hereafter in effect relating to such Person;

(v) such Person is adjudicated by a court of competent jurisdiction to be insolvent or bankrupt;

(vi) any order of relief or other order approving any such case or proceeding referred to in clauses (i) or (ii) above is entered;

(vii) such Person suffers any appointment of any conservator or the like for it or any substantial part of its property that continues undischarged or unstayed for a period of sixty (60) days; or

(viii) such Person makes a compromise, arrangement or assignment for the benefit of creditors or generally does not pay its debts as such debts become due.

“Insurance Proceeds” shall mean, any funds, moneys or other net proceeds received by the Borrower as the payee in connection with the physical loss or damage to a PV System, including lost revenues through business interruption insurance, or any other incident that will be covered by the insurance coverage paid for and maintained by the Manager on the Borrower’s behalf.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

“Interconnection Agreement” shall mean, with respect to a PV System, a contractual obligation between a utility and the Obligor that allows the Obligor to interconnect their PV System to the utility electrical grid.

“Intermediate Holdco” shall mean Sunnova Intermediate Holdings, LLC, a Delaware limited liability company.

“Interest Accrual Period” shall mean for each Payment Date, the period from and including the immediately preceding Payment Date to but excluding such Payment Date except that the Interest Accrual Period for the initial Payment Date shall be the actual number of days from and including the Closing Date to, but excluding, the initial Payment Date; provided, however, that with respect to any application of Distributable Collections pursuant to Sections 2.7(C) on a Business Day other than a Payment Date, the “Interest Accrual Period” shall mean the period from and including the immediately preceding Payment Date to but excluding such Business Day.

“Interest Distribution Amount” shall mean, with respect to the Advances on any date of determination, an amount equal to the sum of (i) the Cost of Funds for the related Interest Accrual Period, as such amount is reported to the Servicer by the Agent, (ii) the Usage Fees, and (iii) any unpaid Interest Distribution Amounts from prior Payment Dates plus, to the extent permitted by law, interest thereon at the rate used to calculate the Cost of Funds plus the Usage Fees for such Interest Accrual Period. For the avoidance of doubt, the Interest Distribution Amount shall not constitute “Confidential Information.”

“Interest Proceeds” means, with respect to any Collection Period, without duplication, the sum of:

(a) all payments of interest and other income received by the Borrower during such Collection Period on the Solar Loans (including interest and other income received on Solar Loans that are sold back to Seller during such Collection Period);

(b) all amendment and waiver fees, late payment fees, and other fees and commissions received by the Borrower during such Collection Period; and

(c) any other amounts received by the Borrower that the Servicer has determined in good faith should be treated as Interest Proceeds.

“Internal Revenue Code” shall mean the Internal Revenue Code of 1986, as the same may be amended or supplemented from time to time, or any successor statute, and the rules and regulations thereunder, as the same are from time to time in effect.

“Inverter” shall mean, with respect to a PV System, the necessary device required to convert the variable direct electrical current (DC) output from a Solar Photovoltaic Panel into a utility frequency alternating electrical current (AC) that can be used by an Obligor’s home or property, or that can be fed back into a utility electrical grid pursuant to an Interconnection Agreement.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

“IPO” shall mean the issuance by the Parent or any Subsidiary of its Capital Stock in an underwritten primary public offering (other than a public offering pursuant to a registration statement on Form S-8) pursuant to an effective registration statement filed with the Securities Exchange Commission in accordance with the Securities Act of 1933, as amended.

“ITC Accrual Period” means, for any Solar Loan and on any date of determination, the period starting on such date of determination and ending on the earlier of (a) the date which is 12 months after such date of determination, and (b) the ITC Payment Date for such Solar Loan.

“ITC Payment Date” means, for any Solar Loan, the scheduled date for the prepayment of the Solar Loan associated with an Obligor’s receipt of the investment tax credit, as set forth in the related Solar Loan Contract.

“ITC Payment Amount” means, for any Solar Loan, the scheduled prepayment amount of the Solar Loan associated with an Obligor’s receipt of the investment tax credit, as set forth in the related Solar Loan Contract, as reduced by prepayments in accordance with such Solar Loan Contract.

“Joinder Agreement” shall mean a joinder agreement, substantially in the form attached hereto as Exhibit G.

“Joinder Date” shall mean the date on which any Lender joins the Facility by execution of a Joinder Agreement.

“Law” shall mean any law (including common law), constitution, statute, treaty, regulation, rule, ordinance, order, guideline, judgment, injunction, writ, decree or award of any Governmental Authority.

“Lender Fee Letter” shall mean that certain fee letter agreement, dated as of the Restatement Date, entered into by and between the Agent and the Borrower.

“Lender Group” shall mean a group of Lenders.

“Lender Group Percentage” shall mean, for any Lender Group, the percentage equivalent of a fraction (expressed out to five decimal places), the numerator of which is, with respect to each Lender Group, the Commitments of all Lenders in such Lender Group, and the denominator of which is the Aggregate Commitments.

“Lender Representative” shall have the meaning set forth in Section 10.16(B)(i).

“Lenders” shall have the meaning set forth in the introductory paragraph hereof.

“Letter of Credit” means any letter of credit issued by an Eligible Letter of Credit Bank and provided by the Borrower to the Agent in lieu of or in substitution for moneys otherwise required to be deposited in the Liquidity Reserve Account or the Equipment Reserve Account, as applicable, which Letter of Credit is to be held as an asset of the Liquidity Reserve Account or

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

the Equipment Reserve Account, as applicable, and which satisfies each of the following criteria: (i) the related account party of which is the Manager or an Affiliate of the Borrower, (ii) is issued for the benefit of the Paying Agent, (iii) has a stated expiration date of at least 180 days from the date of determination (taking into account any automatic renewal rights), (iv) is payable in Dollars in immediately available funds to the Paying Agent upon the delivery of a draw certificate duly executed by the Paying Agent stating that (A) an Event of Default or Amortization Event has occurred and is continuing or (B) the issuing bank ceased to be an Eligible Letter of Credit Bank and the Letter of Credit has not been extended or replaced with a Letter of Credit issued by an Eligible Letter of Credit Bank within ten (10) Business Days such issuing bank ceasing to be an Eligible Letter of Credit Bank, (v) the funds of any draw request submitted by the Paying Agent in accordance with Sections 8.2(C) and 8.2(D) will be made available in cash no later than two (2) Business Days after the Paying Agent submits the applicable drawing documents to the related Eligible Letter of Credit Bank, and (vi) that has been reviewed by the Agent and otherwise contains terms and conditions that are acceptable to the Agent. For purposes of determining the amount on deposit in the Liquidity Reserve Account or the Equipment Reserve Account, as applicable, the Letter of Credit shall be valued at the amount as of any date then available to be drawn under such Letter of Credit.

“LIBOR” shall mean (a) an interest rate per annum equal to the rate appearing on the applicable Screen Rate; or (b) (if no Screen Rate is available for U.S. Dollars or the Interest Accrual Period or such Screen Rate ceases to be available), the arithmetic mean of the rates (rounded upwards to four decimal places) as supplied to the Agent at its request quoted by the Base Reference Banks, in each case at approximately 11:00 A.M., London time, two (2) Business Days prior to the commencement of such Interest Accrual Period for the offering of deposits in U.S. Dollars in the principal amount of the Advances and for a three (3) month period. Notwithstanding the foregoing, if LIBOR as determined herein would be less than zero (0.00), such rate shall be deemed to be zero percent (0.00%) for purposes of this Agreement. Notwithstanding the foregoing, if at any time while any Advances are outstanding, the applicable London interbank offered rate described in the definition of Screen Rate ceases to exist or be reported on the Screen Rate, the Agent may select (with notice to any other Lenders and with the Borrower’s prior written consent, not to be unreasonably withheld or delayed) an alternative rate, including any applicable spread adjustments thereto (the “Alternative Rate”) that in its commercially reasonable judgment is consistent with the successor for the London interbank offered rate, including any applicable spread adjustments thereto, generally being used in the new issue collateralized loan obligation market and all references herein to “LIBOR” will mean such Alternative Rate selected by the Agent.

“Lien” shall mean any mortgage, deed of trust, pledge, lien, security interest, charge or other encumbrance or security arrangement of any nature whatsoever, whether voluntarily or involuntarily given, including any conditional sale or title retention arrangement, and any assignment, deposit arrangement or lease intended as, or having the effect of, security and any filed financing statement or other notice of any of the foregoing (whether or not a lien or other encumbrance is created or exists at the time of the filing).

“Liquidation Fee” shall mean for any Interest Accrual Period for which a reduction of the principal balance of the relevant Advance is made for any reason, on any day other than the

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

last day of such Interest Accrual Period, the amount, if any, by which (A) the additional interest (calculated without taking into account any Liquidation Fee or any shortened duration of such Interest Accrual Period) which would have accrued during the portion of such Interest Accrual Period for which the cost of funding had been established prior to such reduction of the principal balance on the portion of the principal balance so reduced, exceeds (B) the income, if any, received by the Conduit Lender or the Committed Lender which holds such Advance from the investment of the proceeds of such reductions of principal balance for the portion of such Interest Accrual Period for which the cost of funding had been established prior to such reduction of the principal balance. A statement as to the amount of any Liquidation Fee (including the computation of such amount) shall be submitted by the affected Conduit Lender or Committed Lender to the Borrower and shall be prima facie evidence of the matters to which it relates for the purpose of any litigation or arbitration proceedings, absent manifest error or fraud. Such statement shall be submitted five (5) Business Days prior to such amount being due.

“Liquidity Reserve Account” shall have the meaning set forth in Section 8.2(A)(iii).

“Liquidity Reserve Account Required Balance” shall mean, as of any determination date, an amount equal to the sum of (i) the product of (a) the aggregate outstanding principal balance of all Advances as of such date, times (b) (1) during the Availability Period, 1.00% or (2) after the Availability Period, 0% plus (ii) the Final Stage Date Solar Asset Reserve Amount plus (iii) the East Region Substantial Stage Date Solar Asset Reserve Amount plus (iv) the Non-East Region Substantial Stage Date Solar Asset Reserve Amount plus (v) the Capitalized Interest Reserve Required Amount.

“Loan Note” shall mean each Loan Note of the Borrower in the form of Exhibit C attached hereto, payable to the order of a Funding Agent for the benefit of the Lenders in such Funding Agent’s Lender Group, in the aggregate face amount of up to such Lender Group’s portion of the Maximum Facility Amount, evidencing the aggregate indebtedness of the Borrower to the Lenders in such Funding Agent’s Lender Group.

“Loan Proceeds Account” shall mean the account designated in the Notice of Borrowing as the account into which the proceeds of the Advances are remitted.

“Lockbox Account” shall have the meaning set forth in Section 8.2(A)(i).

“Lockbox Agreement” shall mean a Blocked Account Agreement, dated as of the Closing Date, by and among the Borrower, the Lockbox Bank and the Agent, as the same may be amended, restated, supplemented or otherwise modified from time to time.

“Lockbox Bank” shall mean Texas Capital Bank, National Association.

“Lockbox Bank Withdrawn Amount” shall have the meaning set forth in Section 5.1(T).

“Majority Lenders” shall mean, as of any date of determination, Lenders (other than Defaulting Lenders) having Advances equal to or exceeding fifty percent (50%) of all outstanding Advances; provided, that (w) in the event that no Advances are outstanding as of

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

such date, “Majority Lenders” shall mean Agent, (x) so long as CSNY, its Affiliates or any related Conduit Lender with respect to CSNY or its Affiliates (the foregoing collectively referred to herein as the “Credit Suisse Related Parties”) holds at least twenty-five percent (25%) of Advances, “Majority Lenders” shall include such Credit Suisse Related Party holding such Advances hereunder and (y) at any time there are two or less Lenders, the term “Majority Lenders” shall mean all Lenders holding at least ten percent (10%) of Advances. For the purposes of determining the number of Lenders in the foregoing proviso, Affiliates of a Lender shall constitute the same Lender.

“Management Agreement” shall mean the Management Agreement dated as of the Closing Date, by and among the Borrower, the Manager, the Transition Manager and the Agent, as amended, restated, modified or supplemented from time to time.

“Manager” shall have the meaning set forth in the introductory paragraph hereof.

“Manager Extraordinary Expenses” shall mean (a) extraordinary expenses incurred by the Manager in accordance with the Management Standard in connection with (i) its performance of maintenance and operations services on a PV System or Independent Energy Storage System on an emergency basis in order to prevent serious injury, loss or damage to persons or property (including any injury, loss or damage to a PV System or Independent Energy Storage System, as applicable, caused by a Host Customer), (ii) any litigation pursued by the Manager in respect of Manufacturer Warranties, (iii) any litigation pursued by the Manager in respect of a Solar Loan and the related Solar Assets, (iv) the replacement of Inverters or Energy Storage Systems that do not have the benefit of a Manufacturer Warranty, to the extent not reimbursed from the Equipment Replacement Reserve Account, if applicable, or (v) any liquidated damages paid by the Manager to a third party with respect to a Solar Loan and the related Solar Assets to the extent (i) a PV System or Independent Energy Storage System suffers an Event of Loss, (ii) Insurance Proceeds are reduced by any applicable deductible and (iii) the Manager incurs costs related to the repair, restoration, replacement or rebuilding of such PV System or Independent Energy Storage System, as applicable, in excess of the Insurance Proceeds, an amount equal to the lesser of such excess and the applicable deductible.

“Manager Fee” shall have the meaning set forth in Section 2.1(b) of the Management Agreement.

“Manager Termination Event” shall have the meaning set forth in Section 7.1 of the Management Agreement.

“Manufacturer’s Warranty” shall mean any warranty given by a manufacturer of a PV System or Energy Storage System relating to such PV System or Energy Storage System or, in each case, any part or component thereof.

“Margin Stock” shall have the meaning set forth in Regulation U.

“Material Adverse Effect” shall mean, any event or circumstance having a material adverse effect on any of the following: (i) the business, property, operations or financial

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

condition of the Borrower, the Manager, the Servicer, or the Parent, (ii) the ability of the Borrower, the Manager or the Servicer to perform its respective obligations under the Transaction Documents (including the obligation to pay interest that is due and payable), (iii) the validity or enforceability of, or the legal right to collect amounts due under or with respect to, a material portion of the Eligible Solar Loans, or (iv) the priority or enforceability of any liens in favor of the Agent.

“Maturity Date” shall mean the earliest to occur of (i) the Facility Maturity Date, (ii) the occurrence of an Event of Default and declaration of all amounts due in accordance with Section 6(B) and (iii) the date of any voluntary termination of the Facility by the Borrower.

“Maximum Facility Amount” shall mean $200,000,000.

“Minimum Payoff Amount” shall mean, with respect to Solar Loans subject to a Takeout Transaction, an amount of proceeds equal to the sum of (i) the product of the aggregate Solar Loan Balance of such Solar Loans times the Weighted Average Advance Rate then in effect plus (ii) any accrued interest with respect to the amount of principal of Advances being prepaid in connection with such Takeout Transaction, plus (iii) any fees due and payable to any Lender or the Agent with respect to such Takeout Transaction; provided that if such Takeout Transaction is being undertaken to cure an Event of Default, then the Minimum Payoff Amount shall include such additional proceeds as are necessary to cure such Event of Default, if any.

“Monthly Capitalized Interest” means, for any Solar Loan, the product of (a) 1/12, (b) such Solar Loan’s interest rate, multiplied by (c) such Solar Loan’s ITC Payment Amount.

“Monthly Payment Date” means the Payment Date.

“Monthly Servicer Report” shall have the meaning set forth in the Servicing Agreement.

“Moody’s” shall mean Moody’s Investors Service, Inc., or any successor rating agency.

“Multi-Employer Plan” shall mean a multi-employer plan, as defined in Section 4001(a)(3) of ERISA to which the Borrower or any ERISA Affiliate is making or accruing an obligation to make contributions or has within any of the preceding five plan years made or accrued an obligation to make contributions.

“Multiple Employer Plan” shall mean a Single Employer Plan, to which the Borrower or any ERISA Affiliate, and one or more employers other than the Borrower or an ERISA Affiliate, is making or accruing an obligation to make contributions or, in the event that any such plan has been terminated, to which the Borrower or an ERISA Affiliate made or accrued an obligation to make contributions during any of the five plan years preceding the date of termination of such plan.

“Nationally Recognized Accounting Firm” shall mean (A) PricewaterhouseCoopers LLP, Ernst & Young LLP, KPMG LLC, Deloitte LLP and any successors to any such firm and (B) any other public accounting firm designated by the Parent and approved by the Agent, such approval not to be unreasonably withheld or delayed.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

“Net Aggregate Solar Loan Balance” means the difference of (x) the Aggregate Solar Loan Balance minus (y) the Excess Concentration Amount.

“Net Hedge Payment” means all amounts due under any Hedge Agreement less all amounts received under any Hedge Agreement, whether the result is positive or negative.

“Non-East Region” means any state or territory of the United States that is not an East Region state or territory.

“Non-East Region Substantial Stage Date Solar Asset Reserve Amount” shall mean, as of any date of determination the product (i) 8, multiplied by (ii) the sum of (a) the Interest Distribution Amount due and payable on such date and (b) the Net Hedge Payments due and payable on such date, multiplied by (iii) the ratio of (x) the aggregate principal balance of all Advances related to all Substantial Stage Date Solar Loans the Obligor of which is located in the Non-East Region as of such date divided by (y) the aggregate principal balance of all Advances outstanding as of such date; provided, however, that solely for the purpose of determining the Non-East Region Substantial Stage Date Solar Asset Reserve Amount as of the Restatement Date, the Non-East Region Substantial Stage Date Solar Asset Reserve Amount shall be an amount reasonably calculated by the Agent and provided to the Borrower prior to the Restatement Date.

“Non-Performing Solar Loan” shall mean a Solar Loan that was classified as a Re-Performing Solar Loan but ceases to be a Re-Performing Solar Loan in accordance with the definition thereof.

“Notice of Borrowing” shall have the meaning set forth in Section 2.4(A).

“Obligations” shall mean and include, with respect to each of the Borrower or Parent, respectively, all loans, advances, debts, liabilities, obligations, covenants and duties owing by such Person to the Agent, the Paying Agent, the Back-Up Servicer, the Transition Manager, or any Lender of any kind or nature, present or future, arising under this Agreement, the Loan Notes, the Security Agreement, any of the other Transaction Documents or any other instruments, documents or agreements executed and/or delivered in connection with any of the foregoing, but, in the case of Parent, solely to the extent Parent is a party thereto, whether or not for the payment of money, whether arising by reason of an extension of credit, the issuance of a letter of credit, a loan, guaranty, indemnification or in any other manner, whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising. The term includes the principal amount of all Advances, together with interest, charges, expenses, fees, attorneys’ and paralegals’ fees and expenses, any other sums chargeable to the Borrower or Parent, as the case may be, under this Agreement or any other Transaction Document pursuant to which it arose but, in the case of Parent, solely to the extent Parent is a party thereto.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

“Obligor” shall mean an obligor under a Solar Loan.

“Obligor Payments” shall mean with respect to a Solar Loan, all principal, interest, fees and other payments due from an Obligor under or in respect of such Solar Loan.

“OFAC” shall have the meaning set forth in Section 4.1(R).

“Officer’s Certificate” shall mean a certificate signed by an authorized officer of an entity.

“Original Credit Agreement” shall have the meaning set forth in the recitals.

“Original Obligations” shall mean the Obligations (as defined in the Original Credit Agreement) arisings under the Original Credit Agreement and the transactions contemplated thereby.

“Original Parent Guaranty” shall mean the Amended and Restated Pledge and Limited Performance Guaranty, dated as of November 8, 2018, by the Parent and Seller, for the benefit of the Borrower and the Agent.

“Other Connection Taxes” shall mean, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Transaction Document, or sold or assigned an interest in any Solar Loan and the related Solar Assets or Transaction Document).

“Other Taxes” shall mean all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Transaction Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment.

“Parent” shall mean Sunnova Energy Corporation, a Delaware corporation.

“Parent Guaranty” shall mean the Second Amended and Restated Limited Performance Guaranty, dated as of the Restatement Date by the Parent for the benefit of the Borrower and the Agent.

“Participant” shall have the meaning set forth in Section 10.8.

“Participant Register” shall have the meaning set forth in Section 10.8.

“Parts” shall mean components of a PV System.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

“Patriot Act” shall have the meaning set forth in Section 10.18.

“Paying Agent” shall have the meaning set forth in the introductory paragraph hereof.

“Paying Agent Account” shall have the meaning set forth in Section 8.2(A)(v).

“Paying Agent Fee” shall mean a fee payable by the Borrower to the Paying Agent as set forth in the Paying Agent Fee Letter.

“Paying Agent Fee Letter” shall mean that certain letter agreement dated February 28, 2017, between the Borrower and the Paying Agent.

“Paying Agent Fee Rate” shall have the meaning set forth in the Paying Agent Fee Letter.

“Payment Date” shall mean the shall mean the 20th day of each calendar month or, if such 20th day is not a Business Day, the next succeeding Business Day.

“Payment Facilitation Agreement” shall mean each modification, waiver or amendment agreement (including a replacement Solar Loan) entered into by the Servicer in accordance with the Servicing Standard (as defined in the Servicing Agreement) and the Servicing Agreement on behalf of the Borrower relating to a Solar Loan.

“Payment Facilitation Amount” shall mean, with respect to any Solar Asset for which a Payment Facilitation Agreement has been completed, an amount equal to the excess, if any, of (i) the Solar Loan Balance of such Solar Asset immediately prior to such Payment Facilitation Agreement being completed (which includes any past due amounts), over (ii) the Solar Loan Balance of such Solar Asset immediately after completion of such Payment Facilitation Agreement. For the avoidance of doubt, the Solar Loan Balance to be used in the calculation of clause (ii) will be determined in accordance with the terms of the Payment Facilitation Agreement.

“Permits” shall mean, with respect to any PV System, the applicable permits, franchises, leases, orders, licenses, notices, certifications, approvals, exemptions, qualifications, rights or authorizations from or registration, notice or filing with any Governmental Authority required to operate such PV System.

“Permitted Assignee” means (a) a Lender or any of its Affiliates, (b) any Person managed by a Lender or any of its Affiliates, and (c) any Program Support Provider for any Conduit Lender, an Affiliate of any Program Support Provider, or any commercial paper conduit administered, sponsored or managed by a Lender or to which a non-Conduit Lender provides liquidity support, an Affiliate of a Lender or an Affiliate of an entity that administers or manages a Lender or with respect to which the related Program Support Provider of such commercial paper conduit is a Lender.

“Permitted Indebtedness” shall mean Indebtedness under the Transaction Documents.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

“Permitted Investments” shall mean any one or more of the following obligations or securities: (i) (a) direct interest bearing obligations of, and interest-bearing obligations guaranteed as to payment of principal and interest by, the United States or any agency or instrumentality of the United States the obligations of which are backed by the full faith and credit of the United States; (b) direct interest-bearing obligations of, and interest-bearing obligations guaranteed as to payment of principal and interest by, the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation, but only if, at the time of investment, such obligations are assigned the highest credit rating by S&P; and (c) evidence of ownership of a proportionate interest in specified obligations described in (a) and/or (b) above; (ii) demand, time deposits, money market deposit accounts, certificates of deposit of, and federal funds sold by, depository institutions or trust companies incorporated under the laws of the United States of America or any state thereof (or domestic branches of foreign banks), subject to supervision and examination by federal or state banking or depository institution authorities, and having, at the time of a relevant Borrower’s investment or contractual commitment to invest therein, a short term unsecured debt rating of “A-1” by S&P; (iii) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof which have a rating of no less than “A-1+” by S&P and a maturity of no more than 365 days; (iv) commercial paper (including both non-interest bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than one year after the closing date thereof) of any corporation (other than the Parent), incorporated under the laws of the United States of America or any state thereof, that, at the time of the investment or contractual commitment to invest therein, a rating of “A-1” by S&P; (v) money market mutual funds, or any other mutual funds registered under the 1940 Act which invest only in other Permitted Investments, having a rating, at the time of such investment, in the highest rating category by S&P; (vi) money market deposit accounts, demand deposits, time deposits or certificates of deposit of any depository institution or trust company incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal or state banking or depository institution authorities; provided, however, that at the time of the investment or contractual commitment to invest therein, the commercial paper or other short-term unsecured debt obligations (other than such obligations the rating of which is based on the credit of a Person other than such depository institution or trust company) thereof will be rated “A-1+” by S&P, including proprietary money market funds offered or managed by Wells Fargo Bank, National Association or an Affiliate thereof; (vii) repurchase agreements with respect to obligations of, or guaranteed as to principal and interest by, the United States of America or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States of America; provided, however, that the unsecured obligations of the party agreeing to repurchase such obligations at the time have a credit rating of no less than the A-1 by S&P; and (viii) any investment agreement (including guaranteed investment certificates, forward delivery agreements, repurchase agreements or similar obligations) with an entity which on the date of acquisition has a credit rating of no less than the A-1 by S&P, in each case denominated in or redeemable in Dollars.

“Permitted Investor” shall mean collectively, Energy Capital Partners III, LP, Energy Capital Partners III-A, LP, Energy Capital Partners III-B, LP, Energy Capital Partners III-C, LP, Energy Capital Partners-D, LP, Quantum Strategic Partners and each of their Permitted Transferees (as defined in the Investors Agreement, dated as of March 29, 2018, by and among the Parent and the other signatories thereto).

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

“Permitted Liens” shall mean (i) any lien for taxes, assessments and governmental charges or levies owed by the applicable asset owner and not yet due and payable or which are being contested in good faith, (ii) Liens in favor of the Agent (or in favor of the Borrower and created pursuant to the Transaction Documents), (iii) solely in the case of Final Stage Date Solar Loans and Substantial Stage Date Solar Loans, workmen’s, mechanic’s, or similar statutory Liens securing obligations owing to approved channel partners (or subcontractors of channel partners) which are not yet due or for which reserves in accordance with GAAP have been established; provided that any such Solar Asset shall be classified as a Defective Solar Loan if not resolved within sixty (60) days of such Solar Asset receiving permission to operate from the applicable Governmental Authority, and (iv) to the extent a PV System or Energy Storage System constitutes a fixture, any conflicting interest of an encumbrancer or owner of the real property that has or would have priority over the applicable UCC fixture filing (or jurisdictional equivalent) so long as any such lien does not adversely affect the rights of the Borrower of the Agent.

“Person” shall mean any individual, corporation (including a business trust), partnership, limited liability company, joint-stock company, trust, unincorporated organization or association, joint venture, government or political subdivision or agency thereof, or any other entity.

“Plan” shall mean an employee pension benefit plan which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Internal Revenue Code as to which the Borrower or any Affiliate may have any liability.

“Pledge Agreement” shall mean the Pledge Agreement, dated as of the Restatement Date, by the Seller in favor of the Agent, as amended, restated, modified or supplemented from time to time.

“Potential Amortization Event” shall mean any event or condition which with notice, passage of time or both would constitute an Amortization Event.

“Potential Default” shall mean any event or condition which with notice, passage of time or both would constitute an Event of Default.

“Preliminary A-1 Custodial Certification” shall have the meaning set forth in Section 4(a) of the Custodial Agreement.

“Program Support Provider” means and includes any Person now or hereafter extending liquidity or credit or having a commitment to extend liquidity or credit to or for the account of, or to make purchases from, a Conduit Lender (or any related commercial paper issuer that finances such Conduit Lender) in support of commercial paper issued, directly or indirectly, by such Conduit Lender in order to fund Advances made by such Conduit Lender hereunder or issuing a letter of credit, surety bond or other instrument to support any obligations arising under or in connection with such Conduit Lender’s or such related issuer’s commercial paper program,

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

but only to the extent that such letter of credit, surety bond, or other instrument supported either Commercial Paper issued to make Advances hereunder or was dedicated to that Program Support Provider’s support of the Conduit Lender as a whole rather than one particular issuer within such Conduit Lender’s commercial paper program.

“PV Solar Loan” shall mean a Solar Loan used to finance the acquisition and installation of a PV System.

“PV System” shall mean a photovoltaic system, including Solar Photovoltaic Panels, Inverters, Racking Systems, any Energy Storage System installed in connection therewith, wiring and other electrical devices, as applicable, conduits, weatherproof housings, hardware, remote monitoring equipment, connectors, meters, disconnects and over current devices (including any replacement or additional parts included from time to time).

“Qualifying Hedge Counterparty” shall mean (i) a counterparty which at all times satisfies all then applicable counterparty criteria of S&P or Moody’s for eligibility to serve as counterparty under a structured finance transaction rated “A+”, in the case of S&P or “A1”, in the case of Moody’s or (ii) an affiliate of any Funding Agent (in which case rating agency counterparty criteria shall not be applicable).

“Qualifying Hedge Counterparty Joinder” shall mean that certain Joinder Agreement executed by a Qualifying Hedge Counterparty and acknowledged by the Agent, a copy of which shall be provided to all Parties to this Agreement.

“Racking System” shall mean, with respect to a PV System, the hardware required to mount and securely fasten a Solar Photovoltaic Panel onto the Obligor site where the PV System is located.

“Re-Performing Solar Loan” shall mean a Solar Loan that is classified as a Defaulted Solar Loan solely pursuant to clause (i) of the definition thereof that, no later than sixty (60) days after the date on which such Solar Loan became a Defaulted Solar Loan, becomes current in accordance with the Customer Credit and Collection Policy so long as such Solar Loan does not become a Defaulted Solar Loan pursuant to any other clause of the definition thereof and the related Obligor continues to make all contractual payments in accordance with terms of the related Solar Loan Contract, including any modified repayment plan thereunder.

“Rebate” shall mean any rebate by an electric distribution company, or state or local governmental authority or quasi governmental agency as an inducement to install or use a PV System, paid upon such PV System being placed in service.

“Recipient” shall mean the Agent, the Lenders or any other recipient of any payment to be made by or on account of any obligation of the Borrower under this Agreement or any other Transaction Document.

“Refund Price” shall have the meaning set forth in the Sale and Contribution Agreement.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

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“Register” shall have the meaning set forth in Section 10.8.

“Related Parties” shall mean, with respect to any Person, such Person’s Affiliates and the directors, officers, employees, agents and advisors of such Person and of such Person’s Affiliates.

“Related Property” means, with respect to a Solar Loan, the PV System or Energy Storage System, as applicable, Rebates and any other property or other assets of the Obligor and all proceeds thereof pledged as collateral to secure the repayment of such Solar Loan.

“Reportable Event” shall mean a reportable event as defined in Section 4043 of ERISA and the regulations issued under such Section, with respect to a Plan, excluding, however, such events as to which the Pension Benefit Guaranty Corporation by regulation or by public notice waived the requirement of Section 4043(a) of ERISA that it be notified within thirty (30) days of the occurrence of such event, provided, that a failure to meet the minimum funding standard of Section 412 of the Internal Revenue Code and of Section 302 of ERISA shall be a Reportable Event regardless of the issuance of any such waivers in accordance with either Section 4043(a) of ERISA or Section 412(d) of the Internal Revenue Code.

“Required Lockbox Reserve Amount” shall have the meaning set forth in Section 8.2(E).

“Responsible Officer” shall mean, (x) with respect to the Paying Agent, the Transition Manager and the Back-Up Servicer, any President, Vice President, Assistant Vice President, Assistant Secretary, Assistant Treasurer or Corporate Trust Officer, or any other officer in the Corporate Trust Office customarily performing functions similar to those performed by any of the above designated officers, in each case having direct responsibility for the administration of this Agreement or the Servicing Agreement or the Management Agreement, as applicable; and (y) with respect to any other party hereto, any corporation, limited liability company or partnership, the chairman of the board, the president, any vice president, the secretary, the treasurer, any assistant secretary, any assistant treasurer, managing member and each other officer of such corporation or limited liability company or the general partner of such partnership specifically authorized in resolutions of the board of directors of such corporation or managing member of such limited liability company to sign agreements, instruments or other documents in connection with the Transaction Documents on behalf of such corporation, limited liability company or partnership, as the case may be, and who is authorized to act therefor.

“Restatement Date” shall mean March 27, 2019.

“Restatement Date Flow of Funds Memorandum” shall mean a flow of funds memorandum in respect of the distribution of the proceeds of the Advance made on the Restatement Date signed by the Borrower.

“S&P” shall mean Standard and Poor’s Rating Group, a division of Standard & Poor’s Financial Services, LLC, or any successor rating agency.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

“Sale and Contribution Agreement” shall mean the Sale and Contribution Agreement dated as of or about the Closing Date, by and between the Seller and the Borrower, as amended, restated, modified or supplemented from time to time.

“Schedule of Eligible Solar Loans” shall mean, as the context may require, the schedule of Eligible Solar Loans, which schedule may be updated from time to time in accordance with the terms of this Agreement.

“Scheduled Commitment Termination Date” shall mean, unless otherwise extended pursuant to and in accordance with Section 2.14, the Payment Date occurring in May 2022.

“Screen Rate” shall mean the London interbank offer rate administered by ICE Benchmark Administration Limited for the relevant currency and period displayed on the appropriate page of the Thomson Reuters screen. If the agreed page is replaced or service ceases to be available, the Agent may specify another page or service displaying the same rate after consultation with the Borrower and the Majority Lenders.

“Secured Parties” shall mean the Agent, each Lender and each Qualifying Hedge Counterparty.

“Security Agreement” shall mean the Security Agreement, dated as of the Closing Date, executed and delivered by the Borrower in favor of the Agent, for the benefit of the Secured Parties, as amended, restated, modified or supplemented from time to time.

“Seller” shall have the meaning set forth in the introductory paragraph hereof.

“Servicer” shall have the meaning set forth in the introductory paragraph hereof.

“Servicer Extraordinary Expenses” shall mean extraordinary expenses incurred by the Servicer in accordance with the Servicing Standard in connection with any litigation, arbitration or enforcement proceeding pursued by the Servicer in respect of a Solar Loan.

“Servicer Fee” shall have the meaning set forth in Section 2.1(b) of the Servicing Agreement.

“Servicer Termination Event” shall have the meaning set forth in Section 7.1 of the Servicing Agreement.

“Servicing Agreement” shall mean the Amended and Restated Servicing Agreement dated as of the Restatement Date, by and among the Borrower, the Servicer, the Back-Up Servicer and the Agent, as amended, restated, modified or supplemented from time to time.

“Single Employer Plan” shall mean any “employee pension benefit plan” (as such term is defined in Section 3(2) of ERISA), other than a Multi-Employer Plan, that is subject to Title IV of ERISA or Section 412 of the Internal Revenue Code and is sponsored or maintained by the Borrower or any ERISA Affiliate or for which the Borrower or any ERISA Affiliate may have liability by reason of being deemed to be a contributing sponsor under Section 4069 of ERISA.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

“Solar Asset” means, with respect to a Solar Loan, the right title and interest in:

(i) the Related Property related to such Solar Loan;

(ii) the Ancillary Solar Agreements related to such Solar Loan, along with any other electronic or paper documents, files and records that the Seller or Servicer has kept or may keep with respect to such Solar Loan in accordance with its usual and customary procedures;

(iii) all Collections received with respect to such Solar Loan on or after the date of sale to the Borrower, including any payments of principal and interest, and other payments from or for the account of the obligors thereon; and

(iv) all present and future claims, demands, causes and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing.

“Solar Loan” means a Solar Loan Contract between an Obligor and an approved channel partner to finance an Obligor’s purchase of a PV System or Independent Energy Storage System which is subsequently acquired by Parent and sold to Seller and then sold to Borrower.

“Solar Loan Balance” means, with respect to any Solar Loan, as of any date of determination, the outstanding principal balance under the related Solar Loan (or, in the case of any Substantial Stage Date Solar Loan, the amount disbursed to channel partners for services rendered on the applicable Solar Loan Contract), excluding any capitalized interest.

“Solar Loan Contract” shall mean the loan and security agreement, home improvement agreement, or retail installment and security agreement entered into among the Obligor and an approved channel partner on an Approved Form evidencing a Solar Loan.

“Solar Loan Servicing Files” shall mean such files, documents, and computer files (including those documents comprising the Custodian File) necessary for the Servicer to perform the services described in the Servicing Agreement.

“Solar Photovoltaic Panel” shall mean, with respect to a PV System, the necessary hardware component that uses wafers made of silicon, cadmium telluride, or any other suitable material, to generate a direct electrical current (DC) output using energy from the sun’s light.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

“SREC” shall mean a solar renewable energy certificate representing any and all environmental credits, benefits, emissions reductions, offsets and allowances, howsoever entitled, that are created or otherwise arise from a PV System’s generation of electricity, including, but not limited to, a solar renewable energy certificate issued to comply with a State’s renewable portfolio standard.

“Subsidiary” shall mean, with respect to any Person at any time, (i) any corporation or trust of which 50% or more (by number of shares or number of votes) of the outstanding Capital Stock or shares of beneficial interest normally entitled to vote for the election of one or more directors, managers or trustees (regardless of any contingency which does or may suspend or dilute the voting rights) is at such time owned directly or indirectly by such Person or one or more of such Person’s subsidiaries, or any partnership of which such Person or any of such Peron’s Subsidiaries is a general partner or of which 50% or more of the partnership interests is at the time directly or indirectly owned by such Person or one or more of such Person’s subsidiaries, and (ii) any corporation, trust, partnership or other entity which is controlled or capable of being controlled by such Person or one or more of such Person’s subsidiaries.

“Substantial Stage Date Solar Loan” shall mean a Solar Loan with respect to which the Related Property has not yet been installed but for which the Parent or an Affiliate thereof has issued a “notice to proceed” confirming that the Obligor has signed a Solar Loan Contract and a channel partner has submitted a final design proposal and such proposal has been approved by the Parent or an Affiliate thereof.

“Successor Manager” shall mean a successor Manager appointed pursuant to the Management Agreement.

“Successor Servicer” shall have the meaning set forth in the Servicing Agreement.

“Sunnova Credit Facility” shall mean any financing agreement providing extensions of credit to the Parent or its Subsidiaries in which the Administrative Agent or its affiliates is a lender, agent or noteholder thereunder.

“Sunnova Management” shall mean Sunnova SLA Management, LLC, a Delaware limited liability company.

“Swap Rate” shall mean, the then current fixed versus LIBOR swap rate associated with the weighted average life of the expected amortization schedule of the Aggregate Outstanding Advances which is determined by the Agent’s proprietary model and mutually agreed upon by the Agent and the Borrower.

“Takeout Agreements” shall mean agreements, instruments, documents and other records entered into in connection with a Takeout Transaction.

“Takeout Transaction” means (x) any sale, assignment or other transfer of Solar Loans and the related Solar Assets and related Collateral by the Borrower to any of its Affiliates (including a special purpose bankruptcy remote subsidiary of the Seller) or to a third party, in

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

each case, in an arms’ length transaction, which Collateral is used to secure or provide for the payment of amounts owing (or to be owing) or expected as a result of the issuance of equity or debt securities or other Indebtedness by a Person other than the Borrower that are backed by such Collateral (a “Financing Transaction”); provided, that immediately after giving effect to such Financing Transaction, (i) no Event of Default exists (unless such Event of Default would be cured by application of the net proceeds of such Financing Transaction), (ii) an amount equal to the greater of $[***] or the Minimum Payoff Amount for the Solar Loans and related Solar Assets removed from the Borrower in the Financing Transaction shall be deposited into the Takeout Transaction Account for distribution in accordance with Section 2.7(C), (iii) there are no selection procedures utilized which are materially adverse to the Lenders with respect to those Solar Loans and related Solar Assets assigned by the Borrower in the Financing Transaction (it being understood that this clause (iii) shall not prohibit the consummation of a Financing Transaction that does not include Energy Storage Systems) and (iv) such Financing Transaction is not guaranteed by and has no material recourse to the Borrower (except that such assets are being sold and assigned by it free and clear of all Liens) or to the Seller, (y) a financing arrangement, securitization, sale or other disposition of Solar Loans and related Solar Assets and related Collateral entered into by the Borrower or any of its Affiliates other than under this Agreement so long as (1) all proceeds of such transaction shall have been deposited into the Takeout Transaction Account and (2) all Obligations shall have been paid down to zero, or (z) any other financing arrangement, securitization, sale or other disposition of Solar Loans and the related Solar Assets and related Collateral (either directly or through the sale or other disposition of the Capital Stock of any Borrower) entered into by the Borrower or any of its Affiliates other than under this Agreement that is not a Financing Transaction and that has been consented to in writing by the Agent and the Majority Lenders.

“Takeout Transaction Account” shall have the meaning set forth in Section 8.2(A)(v).

“Taxes” shall mean all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, and including any interest, additions to tax or penalties applicable thereto.

“Three Month Rolling Average Default Level” shall mean, for any Payment Date, the average of the Default Levels for the last three (3) Collection Periods.

“Three Month Rolling Average Delinquency Level” shall mean, for any Payment Date, the average of the Delinquency Levels for the last three (3) Collection Periods.

“Transaction Documents” shall mean this Agreement, the Loan Notes, the Security Agreement, each Fee Letter, the Paying Agent Fee Letter, the Servicing Agreement, the Management Agreement, the Custodial Agreement, the Sale and Contribution Agreement, the Lockbox Agreement, the Parent Guaranty, each Hedge Agreement, and any other agreements, instruments, certificates or documents delivered hereunder or thereunder or in connection herewith or therewith, and “Transaction Document” shall mean any of the Transaction Documents.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

“Transfer Date” shall mean the date set forth in the relevant Transfer Certificate (as defined in the Sale and Contribution Agreement).

“Transferable Solar Loan” shall mean any Solar Loan that constitutes a Defaulted Solar Loan, or Delinquent Solar Loan.

“Transition Manager” shall mean Wells Fargo Bank, National Association, a national banking association, in its capacity as Transition Manager under the Management Agreement and/or any other Person or entity performing similar services for the Borrower which has been approved in writing by the Agent.

“UCC” shall mean the Uniform Commercial Code as from time to time in effect in any applicable jurisdiction.

“Underwriting and Reassignment Credit Policy” shall mean the Servicer’s internal underwriting and reassignment policy attached as Exhibit D to the Servicing Agreement.

“United States” shall mean the United States of America.

“Unused Line Fee” shall have the meaning set forth in Section 2.5(A).

“Unused Line Fee Percentage” shall mean, with respect to any calendar month, (i) if the average Usage Percentage is less than 50.00% during such calendar month 0.60% per annum, and (ii) if the Usage Percentage is greater than or equal to 50.00% during such calendar month, 0.50% per annum.

“Unused Portion of the Commitments” shall mean, with respect to a Lender Group on any day, the excess of (x) the Commitment of the Committed Lender in such Lender Group as of 5:00 P.M. (New York City time) on such day, over (y) the sum of the aggregate outstanding principal balance of the Advances of all of the Lenders in such Lender Group as of 5:00 P.M. (New York City time) on such day.

“Usage Fee” shall mean, with respect to all Advances, the product of (i) the Usage Fee Rate, times (ii) the daily average outstanding principal balance of all Advances during the related Interest Accrual Period, times (iii) the actual number of days in such Interest Accrual Period, divided by 360. For the avoidance of doubt, Usage Fees do not constitute “Confidential Information”.

“Usage Fee Rate” shall have the meaning set forth in the Lender Fee Letter.

“Usage Percentage” shall mean, as of any date of determination, a percentage equal to (i) the daily average outstanding principal balance of all Advances during the related Interest Accrual Period divided by (ii) the Aggregate Commitments as of such date.

“U.S. Person” shall mean any Person who is a U.S. person within the meaning of Section 7701(a)(30) of the Internal Revenue Code.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

“U.S. Tax Compliance Certificate” shall have the meaning set forth in Section 2.15(G)(ii)(b)(3).

“Weighted Average Advance Rate” shall mean, as of any date of determination with respect to all Eligible Solar Loans, the number obtained by (a) summing the products obtained by multiplying (i) the Advance Rate applicable to each such Eligible Solar Loan times (ii) the portion of the Aggregate Solar Loan Balance attributable to such Eligible Solar Loan and (b) dividing such sum by the Aggregate Solar Loan Balance as of such date of determination.

“YieldCo” shall mean (a) any limited partnership or limited liability company whose sole general partner or controlling member is directly or indirectly controlled by the Parent and that has issued equity interests that are or are proposed to be listed on a national securities exchange, and (b) all Subsidiaries of any such limited partnership or limited liability company.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

EXHIBIT B-1

FORM OF BORROWING BASE CERTIFICATE

BORROWING BASE CERTIFICATE

SUNNOVA EZ-OWN PORTFOLIO, LLC

[                ], 20[    ]

In connection with that certain Amended and Restated Credit Agreement, dated as of March 27, 2019 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein but not defined herein shall have the definitions given thereto in the Credit Agreement), by and among Sunnova EZ-Own Portfolio, LLC, as Borrower (the “Borrower”), Sunnova SLA Management, LLC, as Manager and as Servicer, Sunnova Asset Portfolio 7 Holdings, LLC, as Seller, Credit Suisse AG, New York Branch, as agent for the financial institutions that may become parties thereto as Lenders, the Lenders, Wells Fargo Bank, National Association, as Paying Agent, and U.S. Bank National Association, as Custodian, the Borrower hereby certifies that:

1. The sum of all outstanding Advances will not exceed the then Aggregate Commitment [plus any Advances approved in excess of such Aggregate Commitment pursuant to Section 2.16 of the Credit Agreement], after giving effect to the Advance requested in the attached Borrowing Notice.

2. The attached Schedule I sets forth the borrowing base calculations reflecting a Borrowing Base that equals or exceeds the sum of the outstanding Advances after giving effect to the Advance requested (the “Borrowing Base Calculations”) and provides all data used, in Excel format, to calculate the foregoing as of the Borrowing Date and the computations reflected in the Borrowing Base Calculations are true, correct and complete.

3. The attached Schedule II set forth the Excess Concentration Amount calculations (the “Excess Concentration Amount Calculation”) and provides all data used, in Excel format, to calculate the foregoing as of the date set forth above and the computations reflected in the Excess Concentration Amount Calculation are true, correct and complete.

4. Each Solar Loan included in the Borrowing Base Calculations constitutes an Eligible Solar Loan as of the date hereof and the Excess Concentration Amount Calculation has been computed based on the information known to Borrower or Servicer as of the date hereof.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Capitalized terms used but not defined herein shall have the meanings specified in the Credit Agreement.

IN WITNESS WHEREOF, the undersigned has executed this certificate as of the date first written above.

SUNNOVA EZ-OWN PORTFOLIO, LLC, as Borrower

By:
Name:
Title:

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Exhibit B-1-2

SCHEDULE I

Borrowing Base Calculation

1. The Aggregate Solar Loan Balance	$
2. Excess Concentration Amount (see Line 49 of Schedule II)	$
3. Line 1 minus Line 2	$
4. Line 3 times [ ]% (the “Borrowing Base”)[1]	$
5. Maximum Facility Amount		$200,000,000.00
6. The lesser of Line 4 or Line 5	$

[1]	Applicable Weighted Average Advance Rate to be inserted.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Exhibit B-1-3

SCHEDULE II

Excess Concentration Amount Calculation

1. Aggregate Solar Loan Balance	$
2. The aggregate Solar Loan Balance for Eligible Solar Loans in which the related Obligor had a FICO score of less than [***] at the time of origination	$
3. Line 1 times 40%	$
4. Line 2 minus 3 (enter $0 if less than $0)	$
5. The aggregate Solar Loan Balance for Eligible Solar Loans in which the related Obligor had a FICO score of less than [***] at the time of origination	$
6. Line 1 times 26%	$
7. Line 5 minus Line 6 (enter $0 if less than $0)	$

8. The aggregate Solar Loan Balance for Eligible Solar Loans in which the related Obligor resides in the state or territory in the United States with the highest concentration of Obligors measured by the aggregate Solar Loan Balance in each state and the Aggregate Solar Loan Balance

$
9. Line 1 times 93%	$
10. Line 8 minus Line 9 (enter $0 if less than $0)	$

11. The aggregate Solar Loan Balance for all Eligible Solar Loans the related PV System of which is interconnected to the utility with the highest concentration of interconnected PV Systems measured by the Aggregate Solar Loan Balance

$
12. Line 1 times 45%	$
13. Line 33 minus Line 34 (enter $0 if less than $0)	$

14. The aggregate Solar Loan Balance for all Eligible Solar Loans the related PV System of which is interconnected to any one of the two utilities with the first and second highest concentration of interconnected PV Systems measured by the Aggregate Solar Loan Balance

$
15. Line 1 times 75%	$
16. Line 36 minus Line 37 (enter $0 if less than $0)	$

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Exhibit B-1-4

17. The aggregate Solar Loan Balance for Eligible Solar Loans in which the related Obligor’s first payment under the related Solar Loan will not be paid as of the date hereof but will be due no later than the last day of the Collection Period immediately following the Collection Period during which the related Transfer Date occurs

$
18. Line 1 times 12.5%	$
19. Line 20 minus Line 21 (enter $0 if less than $0)	$

20. The aggregate Solar Loan Balance of all Eligible Solar Loans for which the related Obligor was not a resident of any state of the United States or, with respect to any ESS Solar Loan or any PV Solar Loan for which the Related Property includes an Energy Storage System, an Approved U.S. Territory at the time of origination;

$

21. The aggregate Solar Loan Balance for all Eligible Solar Loans relating to the approved channel partner (other than Trinity Solar, Inc.) with the highest originations measured by the Aggregate Solar Loan Balance

$
22. Line 1 times 30%	$
23. Line 22 minus Line 21 (enter $0 if less than $0)	$

24. The aggregate Solar Loan Balance for all Eligible Solar Loans relating to the three approved channel partners (other than Trinity Solar, Inc.) with the first, second, and third highest originations measured by the Aggregate Solar Loan Balance

$
25. Line 1 times 50%	$
26. Line 24 minus Line 25 (enter $0 if less than $0)	$

27. The aggregate Solar Loan Balance for Eligible Solar Loans relating to any one Obligor which exceeds the lesser of (i) one percent (1.00%) of the Aggregate Commitments and (ii) U.S. Dollar equivalent of 1.5 million Swiss Francs (calculated at the rate of exchange at which, in accordance with normal banking procedures, the Agent could purchase with U.S. Dollars, Swiss Francs in New York City, New York, at the close of business on the day prior to such date of determination

$
28. The aggregate Solar Loan Balance for all Eligible Solar Loans that are ESS Solar Loans for which the Related Property is located in a state of the United States or an Approved U.S. Territory	$
29. Line 1 times 25%	$
30. Line 28 minus Line 29 (enter $0 if less than $0)	$
31. The aggregate Solar Loan Balance for all Eligible Solar Loans for which the Related Property is located in Puerto Rico	$
32. Line 1 times 20%	$
33. Line 31 minus Line 32 (enter $0 if less than $0)	$

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Exhibit B-1-5

34. The aggregate Solar Loan Balance for all Eligible Solar Loans the approved channel partner of which is Trinity Solar, Inc.	$
35. Line 1 times 45%	$
36. Line 34 minus Line 35 (enter $0 if less than $0)	$
37. The aggregate Solar Loan Balance for all Eligible Solar Loans that are PV Solar Loans for which the Related Property includes an Energy Storage System	$
38. Line 1 times 50%	$
39. Line 37 minus Line 38 (enter $0 if less than $0)	$
40. The aggregate Solar Loan Balance for all Eligible Solar Loans that are Substantial Stage Date Solar Loans	$
41. Line 1 times 20%	$
42. Line 40 minus Line 41 (enter $0 if less than $0)	$
43. The aggregate Solar Loan Balance for all Eligible Solar Loans that are Final Stage Date Solar Loans	$
44. Line 1 times 20%	$
45. Line 43 minus Line 44 (enter $0 if less than $0)	$
46. The aggregate Solar Loan Balance for all Eligible Solar Loans that are both Substantial Stage Date Solar Loans and Final Stage Date Solar Loans	$
47. Line 1 times 35%	$
48. Line 46 minus Line 47 (enter $0 if less than $0)	$

49. The sum of Line 4 plus Line 7 plus Line 10 plus Line 13 plus Line 16 plus Line 19 plus Line 20 plus Line 23 plus Line 26 plus Line 27 plus Line 30 plus Line 33 plus Line 36 plus Line 39 plus Line 42 plus Line 45 plus Line 48
(the “Excess Concentration Amount”)

$

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Exhibit B-1-6

EXHIBIT B-2

FORM OF NOTICE OF BORROWING

                        , 20

To:	Credit Suisse AG, New York Branch, as Agent and as Funding Agent

11 Madison Avenue, 4th Floor

New York, NY 10010

Attention: Patrick Duggan

[                                     ], as Funding Agent

[                                     ]

[                                     ]

[                                     ]

Ladies and Gentlemen:

Reference is made to the Amended and Restated Credit Agreement, dated as of March 27, 2019 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Sunnova EZ-Own Portfolio, LLC, as Borrower (the “Borrower”), Sunnova SLA Management, LLC, as Manager and as Servicer, Sunnova Asset Portfolio 7 Holdings, LLC, as Seller, Credit Suisse AG, New York Branch, as Agent for the financial institutions that may from time to time become parties thereto as Lenders (in such capacity, the “Agent”), the Lenders, Wells Fargo Bank, National Association, as Paying Agent and U.S. Bank National Association, as Custodian. Capitalized terms used herein but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

A: In accordance with Section 2.4 of the Credit Agreement, the Borrower hereby requests that the Lenders provide Advances based on the following criteria:

1. Aggregate principal amount of Advances requested: $[                ]

2. Allocated amount of such Advance to be paid by the Lenders in each Lender Group:

CS Lender Group	$	[	]
[ ]	$

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

3. Requested Borrowing Date:                 , 20        2

4. $                     should be transferred to the Liquidity Reserve Account

5. $                     should be transferred to the Equipment Reserve Account

Account(s) to which Funding Agents should wire the balance of the requested funds:

Bank Name: [                                    ]

ABA No.: [                                    ]

Account Name: [                                    ]

Account No.: [                                    ]

Reference: [                                    ]

6. Attached to this notice as Exhibit A is the Borrowing Base Certificate in connection with these Advances.

Very truly yours,

SUNNOVA EZ-OWN PORTFOLIO, LLC

By:
Name:
Title:

[2]	No earlier than two Business Days after the date of delivery of this Notice of Borrowing.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Exhibit B-2-2

EXHIBIT C

FORM OF LOAN NOTE

LOAN NOTE

Up to $200,000,000.00	[ ], 2019
New York, New York

Reference is made to that certain Amended and Restated Credit Agreement, dated as of March 27, 2019 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Sunnova EZ-Own Portfolio, LLC (the “Borrower”), Sunnova SLA Management, LLC, as manager, and as servicer, Sunnova Asset Portfolio 7 Holdings, LLC, as seller, Credit Suisse AG, New York Branch, as agent for the Lenders (including any Conduit Lender) that may become parties thereto, the Lenders, Wells Fargo Bank, National Association, paying agent and U.S. Bank National Association as custodian. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

FOR VALUE RECEIVED, the Borrower hereby promises to pay CREDIT SUISSE AG, NEW YORK BRANCH, as Funding Agent, for the benefit of the Lenders in its Lender Group (the “Loan Note Holder”) on the Commitment Termination Date or such earlier date as provided in the Credit Agreement (whether or not shown on Schedule I attached hereto (or such electronic counterpart)), in immediately available funds in lawful money of the United States the principal amount of up to TWO HUNDRED MILLION DOLLARS ($200,000,000) or, if less, the aggregate unpaid principal amount of all Advances made by the Lenders in the Loan Note Holder’s Lender Group to the Borrower pursuant to the Credit Agreement together with all accrued but unpaid interest thereon.

The Borrower also agrees to pay interest in like money to the Loan Note Holder, for the benefit of the Lenders in its Lender Group, on the unpaid principal amount of each such Advance from time to time from the date of each such Advance until payment in full thereof at the rate or rates and on the dates set forth in the Credit Agreement.

This Loan Note is one of the Loan Notes referred to in, and is entitled to the benefits of, the Credit Agreement, which, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of the principal hereof prior to the maturity hereof upon the terms and conditions specified therein and is secured by the Collateral including the Solar Loans and the related Solar Assets.

In the event of any inconsistency between the provisions of this Loan Note and the provisions of the Credit Agreement, the Credit Agreement will prevail.

THIS LOAN NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAWS OF THE STATE OF NEW YORK BUT OTHERWISE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES).

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS LOAN NOTE MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS LOAN NOTE, EACH OF THE PARTIES HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, OR ANY LEGAL PROCESS WITH RESPECT TO ITSELF OR ANY OF ITS PROPERTY, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS LOAN NOTE OR ANY DOCUMENT RELATED HERETO. EACH OF THE PARTIES HERETO WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY NEW YORK LAW.

ALL PARTIES HEREUNDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS LOAN NOTE, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE PARTIES IN CONNECTION HEREWITH OR THEREWITH. ALL PARTIES ACKNOWLEDGE AND AGREE THAT THEY HAVE RECEIVED FULL AND SIGNIFICANT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR ALL PARTIES TO ENTER INTO THIS LOAN NOTE.

This Loan Note may be transferred or assigned by the holder hereof at any time, subject to compliance with any applicable law. This Loan Note shall be binding upon the Borrower and shall inure to the benefit of the holder hereof and its successors and assigns. The obligations and liabilities of the Borrower hereunder may not be assigned to any Person without the prior written consent of the holder hereof. Any such assignment in violation of this paragraph shall be void and of no force or effect.

Demand, presentment, protest and notice of nonpayment and protest are hereby waived by the Borrower.

[Signature page follows.]

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Exhibit C-2

IN WITNESS WHEREOF, this Loan Note has been duly executed and delivered on behalf of the Borrower by its duly authorized officer on the date and year first written above.

SUNNOVA EZ-OWN PORTFOLIO, LLC

By:
Name:
Title:

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Exhibit C-3

SCHEDULE I

INCREASES AND DECREASES

DATE	UNPAID PRINCIPAL AMOUNT	INCREASE	DECREASE	TOTAL	COST OF FUNDS	INTEREST ACCRUAL PERIOD	NOTATION MADE BY:

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

EXHIBIT D

COMMITMENTS

Credit Suisse AG, Cayman Islands Branch	$200,000,000
Total:	$200,000,000

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

EXHIBIT E

FORM OF NOTICE OF DELAYED FUNDING

Sunnova EZ-Own Portfolio, LLC

20 Greenway Plaza, Suite 475

Houston, TX 77046

Re:     Notice of Potential For Delayed Funding

Reference is made to the Amended and Restated Credit Agreement, dated as of March 27, 2019 (as amended, restated, supplemented or otherwise modified from time to time), by and among SUNNOVA EZ-OWN PORTFOLIO, LLC, a Delaware limited liability company (the “Borrower”), SUNNOVA SLA MANAGEMENT, LLC, a Delaware limited liability company in its capacity as manager, SUNNOVA SLA MANAGEMENT, LLC, a Delaware limited liability company in its capacity as servicer, SUNNOVA ASSET PORTFOLIO 7 HOLDINGS, LLC, CREDIT SUISSE AG, NEW YORK BRANCH, as contractual representative for the financial institutions that may become parties hereto, the Lenders, WELLS FARGO BANK, NATIONAL ASSOCIATION, as paying agent and U.S. Bank National Association, as custodian. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

Pursuant to Section 2.4 (D) of the Credit Agreement, [                    ], as a Committed Lender, hereby notifies the Borrower that it has incurred external costs, fees or expenses directly related to and as a result of the “liquidity coverage ratio” under Basel III in respect of its Commitments under the Credit Agreement and/or its interests in the Loan Notes.

Sincerely,

[ ]

By:
Name:
Title:

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

EXHIBIT F

FORM OF DELAYED FUNDING NOTICE

Sunnova EZ-Own Portfolio, LLC

20 Greenway Plaza, Suite 475

Houston, TX 77046

Re:     Notice of Potential For Delayed Funding

Reference is made to the Amended and Restated Credit Agreement, dated as of March 27, 2019 (as amended, restated, supplemented or otherwise modified from time to time), by and among SUNNOVA EZ-OWN PORTFOLIO, LLC, a Delaware limited liability company (the “Borrower”), SUNNOVA SLA MANAGEMENT, LLC, a Delaware limited liability company (in its capacity as manager, the “Manager”), SUNNOVA SLA MANAGEMENT, LLC, a Delaware limited liability company (in its capacity as servicer, the “Servicer”), Sunnova Asset Portfolio 7 Holdings, LLC (the “Seller”), Credit Suisse AG, New York Branch (“CSNY”), as contractual representative (in such capacity, the “Agent”) for the financial institutions that may become parties hereto (each such financial institution (including any Conduit Lender), a “Lender” and collectively, the “Lenders”), the Lenders, WELLS FARGO BANK, NATIONAL ASSOCIATION, as paying agent (in such capacity, the “Paying Agent”) and U.S. Bank National Association, as custodian (in such capacity, the “Custodian”). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

Pursuant to Section 2.4 (D) of the Credit Agreement, [                    ], as a Committed Lender, hereby notifies the Borrower of its intent to fund its amount of the Advance related to the Notice of Borrowing delivered by the Borrower on [        ], on a Business Day that is before [            ]3, rather than on the date specified in such Notice of Borrowing.

Sincerely,

[ ]

By:
Name:
Title:

[3]	Thirty-five days following the date of delivery by such Committed Lender of this Delayed Funding Notice.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

EXHIBIT G

FORM OF JOINDER AGREEMENT

THIS JOINDER AGREEMENT, dated as of the date set forth in Item 1 of Schedule I hereto (the “Joinder Agreement”), among SUNNOVA EZ-OWN PORTFOLIO, LLC, as Borrower (the “Borrower”), the Lender set forth in Item 2 of Schedule I hereto, as an additional lender (the “Additional Lender”) and the Funding Agent set forth in Item 2 of Schedule I hereto, as an additional funding agent (the “Additional Funding Agent”), and CREDIT SUISSE AG, NEW YORK BRANCH, as Agent for the Lenders and Funding Agents under, and as defined in, the Credit Agreement described below (in such capacity, the “Agent”).

WITNESSETH

WHEREAS, this Joinder Agreement is being executed and delivered in connection with the Amended and Restated Credit Agreement, dated as of March 27, 2019 among SUNNOVA EZ-OWN PORTFOLIO, LLC, as Borrower, SUNNOVA SLA MANAGEMENT, LLC, as Manager and as Servicer, SUNNOVA ASSET PORTFOLIO 7 HOLDINGS, LLC, as Seller, U.S. BANK NATIONAL ASSOCIATION, as Custodian, WELLS FARGO BANK, NATIONAL ASSOCIATION, as Paying Agent, the Lenders and Funding Agents from time to time party thereto and CREDIT SUISSE AG, NEW YORK BRANCH, as Agent (as amended, modified, and/or supplemented prior to the date hereof, the “Credit Agreement”; unless otherwise defined herein, terms defined in the Credit Agreement are used herein as therein defined); and

WHEREAS, the Additional Lender wishes to become a Lender party to the Credit Agreement;

NOW, THEREFORE, the parties hereto hereby agree as follows:

Upon receipt by the Agent of a counterpart of this Joinder Agreement, to each of which is attached a fully completed Schedule I and Schedule II, each of which has been executed by the Additional Lender, the Additional Funding Agent, the Borrower and the Agent, the Agent will transmit to the Borrower, the Servicer, the Manager, the Paying Agent, the Additional Lender and the Additional Funding Agent a Joinder Effective Notice, substantially in the form of Schedule III to this Joinder Agreement (a “Joinder Effective Notice”). Such Joinder Effective Notice shall be executed by the Agent and shall set forth, inter alia, the date on which the joinder effected by this Joinder Agreement shall become effective (the “Joinder Effective Date”). From and after the Joinder Effective Date, the Additional Lender shall be a Committed Lender party to the Credit Agreement for all purposes thereof having an initial Lender Group Percentage and Commitment, if applicable, as set forth in such Schedule II.

By executing and delivering this Joinder Agreement the Additional Lender confirms to and agrees with the Agent and the Lender as follows: (i) neither the Agent nor any other Lender makes any representation or warranty or assumes any responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

(other than representations or warranties made by such respective parties) or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document furnished pursuant thereto, or with respect to the financial condition of Parent, Sunnova Management, Seller, or the Borrower (collectively, the “Sunnova Entities” and each, a “Sunnova Entity”), or the performance or observance by any Sunnova Entity of any of their respective obligations under the Credit Agreement or any other instrument or document furnished pursuant hereto; (ii) the Additional Lender confirms that it has received a copy of such documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Joinder Agreement; (iii) the Additional Lender will, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iv) each Additional Lender appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with Article VIII of the Credit Agreement; (v) each Additional Lender appoints and authorizes the related Additional Funding Agent to take such action as funding agent on its behalf and to exercise such powers under the Credit Agreement as are delegated to the Funding Agent by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with Article VII of the Credit Agreement; and (vi) the Additional Lender agrees (for the benefit of the other parties to the Credit Agreement) that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.

Schedule II hereto sets forth the Commitment and the Commitment Termination Date of the Additional Lender, as well as administrative information with respect to the Additional Lender and the Additional Funding Agent.

THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the parties hereto have caused this Joinder Agreement to be executed by their respective duly authorized officers on Schedule I hereto as of the date set forth in Item 1 of Schedule I hereto.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Exhibit G-2

SCHEDULE I TO

JOINDER AGREEMENT

COMPLETION OF INFORMATION AND

SIGNATURES FOR JOINDER AGREEMENT

Re:	Amended and Restated Credit Agreement, dated as of March 27, 2019 (as amended, modified, and/or supplemented prior to the date hereof) among SUNNOVA EZ-OWN PORTFOLIO, LLC, as Borrower, SUNNOVA SLA MANAGEMENT, LLC, as Manager and as Servicer, SUNNOVA ASSET PORTFOLIO 7 HOLDINGS, LLC, as Seller, U.S. BANK NATIONAL ASSOCIATION, as Custodian, WELLS FARGO BANK, NATIONAL ASSOCIATION, as Paying Agent, the Lenders and Funding Agents from time to time party thereto and CREDIT SUISSE AG, NEW YORK BRANCH, as Agent

Item 1:	Date of Joinder Agreement:

Item 2:	Additional Lender:

Additional Funding Agent:

Item 3:	Type of Lender: Conduit Lender
Committed Lender

Item 4:	Complete if Committed Lender: Commitment: $

Scheduled Commitment Termination Date:

Item 5:	Name of Funding Agent:

Item 6:	Name of Lender Group:

Item 7:	Signatures of Parties to Agreement:

as Additional Lender

By:
Name:
Title:

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Exhibit G-3

By:
Name:
Title:

SUNNOVA EZ-OWN PORTFOLIO, LLC, as Borrower

By:
Name:
Title:

CREDIT SUISSE AG, New York Branch, as Agent

By:
Name:
Title:

By:
Name:
Title:

GIFS CAPITAL COMPANY, LLC, as a Conduit Lender

By:
Name:
Title:

By:
Name:
Title:

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Exhibit G-4

SCHEDULE II TO

JOINDER AGREEMENT

LIST OF INVESTING OFFICES, ADDRESSES

FOR NOTICES AND COMMITMENT

[Additional Lender]
Committed Lender		(Y/N	)
Initial Lender Group Percentage: (if applicable)			%
Initial Commitment:	$
Office and Address for Notices:

[Additional Funding Agent]

Office and Address for Notices:

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Exhibit G-5

SCHEDULE III TO

JOINDER AGREEMENT

FORM OF

JOINDER EFFECTIVE NOTICE

To:	[Names and addresses of Borrower, Servicer, Manager, Paying Agent, Additional Lender and Additional Funding Agent]

The undersigned, as Agent under the Amended and Restated Credit Agreement, dated as of March 27, 2019 (as amended, modified, and/or supplemented prior to the date hereof) among SUNNOVA EZ-OWN PORTFOLIO, LLC, as Borrower, SUNNOVA SLA MANAGEMENT, LLC, as Manager and as Servicer, SUNNOVA ASSET PORTFOLIO 7 HOLDINGS, LLC, as Seller, U.S. BANK NATIONAL ASSOCIATION, as Custodian, WELLS FARGO BANK, NATIONAL ASSOCIATION, as Paying Agent, the Lenders and Funding Agents from time to time party thereto and CREDIT SUISSE AG, NEW YORK BRANCH, as Agent, acknowledges receipt of five executed counterparts of a completed Joinder Agreement. [Note: attach copies of Schedules I and II from such Joinder Agreement.] Terms defined in such Joinder Agreement are used herein as therein defined.

Pursuant to such Joinder Agreement, you are advised that the Joinder Effective Date will be                         ,             .

Very truly yours,

CREDIT SUISSE AG, NEW YORK BRANCH, as Agent

By:
Name:
Title:

By:
Name:
Title:

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Exhibit G-6

EXHIBIT H

APPROVED FORMS

[ON FILE WITH AGENT]

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Exhibit G-1

SCHEDULE I-A

ELIGIBILITY CRITERIA APPLICABLE TO ALL SOLAR LOANS

“Eligible Solar Loan” means a Solar Loan that meets each of the following criteria as of any date of determination:

(a) each entry with respect to the Solar Loan set forth on the Schedule of Eligible Solar Assets is complete, accurate, true and correct in all material respects and does not omit any necessary information that makes such entry misleading;

(b) is evidenced and governed by form loan documentation in one of the Approved Forms (as such form documentation may be modified after the Closing Date in accordance with Section 5.1(W) of the Agreement);

(c) has not been amended, waived, extended, or modified from its original terms in any manner inconsistent with the Customer Credit and Collection Policies;

(d) is denominated and payable solely in Dollars;

(e) the FICO score with respect to (i) the related initial Obligor was at least [***] and (ii) any subsequent Obligor with respect to the related PV System was at least [***] or such Obligor has provided a security deposit in accordance with the Credit Underwriting and Reassignment Credit Policy, in each case at the time such Solar Loan was originated;

(f) after giving effect to the Solar Loan’s inclusion as an Eligible Solar Loan, the weighted average FICO score (determined as of the date of origination of the related Solar Loan Contract) with respect to the related Obligors’ for all Eligible Solar Loans will be at least [***];

(g) the Obligor with respect to such Solar Loan does not have any statutory or other right under its Ancillary Solar Agreements to cancel such Solar Loan (or such statutory or other cancellation right is no longer be exercisable);

(h) the related Solar Loan Contract, the Ancillary Solar Agreements and the rights with respect to the related Conveyed Property are freely assignable to the Borrower and a security in the Conveyed Property may be granted by the Borrower without the consent of any Person;

(i) such Solar Loan, together with its Ancillary Solar Agreements related thereto, was originated and is as of the related Cut-Off Date in compliance in all material respects with all Applicable Laws (including, without limitation, laws, rules and regulations relating to usury, the Holder Rule, credit protection and privacy laws);

(j) the Solar Loan and each other Ancillary Solar Agreement is in full force and effect, is the legal, valid and binding obligation of the related Obligor or other obligor and is enforceable in accordance with its terms, except as such enforcement may be limited in the future by applicable Insolvency Laws and except as such enforceability may be limited in the future by general principles of equity (whether considered in a suit at law or in equity);

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Schedule I-A-1

(k) such Solar Loan is not a Defaulted Solar Loan or a Delinquent Solar Loan; furthermore, the related Obligor associated with such Solar Loan is not an Obligor for any other Solar Loan that would meet the definition of either Defaulted Solar Loan or Delinquent Solar Loan;

(l) no selection procedures reasonably believed by the Borrower to be adverse to the Lenders were utilized in selecting such Solar Loan and the related Conveyed Property from among the Eligible Solar Loans directly owned by the Seller and its Affiliates;

(m) was originated in the ordinary course of Parent’s business in accordance with the Customer Credit and Collection Policies (including the approval of the related Obligor in accordance with Parent’s credit approval parameters);

(n) other than with respect to Substantial Stage Date Solar Loans, the related PV System or Independent Energy Storage System, as applicable, securing such Solar Loan was sold by and has been properly delivered to and designed, procured and installed for the related Obligor by an Approved Installer using equipment manufactured by an Approved Vendor and is in good repair, without defects and is in satisfactory order. Other than with respect to Substantial Stage Date Solar Loans, at the time of installation, such Approved Installer was properly licensed and had the required expertise to design, procure and install the related PV System or Independent Energy Storage System, as applicable. Other than with respect to Substantial Stage Date Solar Loans and Final Stage Date Solar Loans, the related Obligor has accepted the PV System or Independent Energy Storage System, as applicable, and has not notified the Borrower, the Manager or any Affiliate thereof of any existing defects therein which is not in the process of being investigated, addressed or repaired by the Approved Installer, Borrower, the Manager or an Affiliate thereof;

(o) the related Solar Loan Contract does not provide the Obligor with any right of set-off;

(p) the related Solar Loan Contract has not been satisfied, subordinated or rescinded;

(q) other than with respect to Substantial Stage Date Solar Loans and Final Stage Date Solar Loans, the related Obligor is required to maintain liability insurance and property insurance and the coverage limits are sufficient to cover the full replacement and installation cost of the PV System or Independent Energy Storage System, as applicable;

(r) the transfer, assignment and pledge of the Solar Loan and the related Conveyed Property by the Borrower pursuant to the Security Agreement is not subject to and will not result in any Tax payable by Borrower to any federal, state or local government except as paid. No Tax is owed in connection with the sale or contribution to the Borrower except as paid;

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Schedule I-A-2

(s) the related Solar Loan Contract is governed by the laws of a state or territory of the United States and was not originated in, nor is it subject to the laws of, any jurisdiction, the laws of which would make unlawful the sale, transfer, pledge or assignment of the related Solar Loan Contract under any of the Transaction Documents, including any exchange for refund in accordance with the Transaction Documents;

(t) other than with respect to Final Stage Date Solar Loans and Substantial Stage Date Solar Loans, there are no unpaid fees owed to third parties relating to the origination of the related Solar Loan and installation of the related PV System;

(u) the agreement that evidences the Solar Loan constitutes either “tangible chattel paper” or “electronic chattel paper” within the meaning of the UCC in all applicable jurisdictions and either (i) the single authoritative copy of such chattel paper has been delivered to the Custodian’s eVault or (ii) for Solar Loans never included in an electronic vault at eOriginal, the single authoritative copy (if any) has been destroyed (or, if not destroyed, no other Person has or could obtain possession or control thereof in a manner that would enable such Person to claim priority over the lien of Agent) and a pdf copy has been delivered to the Custodian, and in either case the Custodian has confirmed receipt together with the Ancillary Solar Agreements, if any, for such Solar Loan;

(v) as to which a precautionary fixture filing has been submitted for recordation in the applicable county records or real property registry;

(w) is secured by a valid first priority perfected security interest and lien (subject to Permitted Liens) on the PV System or Independent Energy Storage System, as applicable, securing the Obligor’s obligations under such Solar Loan, subject only to Permitted Liens and the terms of the Solar Loan Contract provide that the parties thereto agree that the related PV System or Independent Energy Storage System, as applicable, is not a fixture under the applicable UCC;

(x) is an obligation of an Obligor that owns the residence where the PV System or Independent Energy Storage System, as applicable, is installed and is not a Governmental Authority, a business, a corporation, institution or other legal entity;

(y) the related PV System or Independent Energy Storage System, as applicable, securing such Solar Loan is (or, in the case of Substantial Stage Date Solar Loans, will be) installed on a single-family residence, condominium or a duplex or townhouse with less than four units, in each case owned by the related Obligor;

(z) has an original term to maturity of not more than 300 months from the first payment date under such Solar Loan;

(aa) (i) the Obligor with respect to the Solar Loan is not a debtor in a bankruptcy case as of the related Transfer Date and (ii) the Obligor has not commenced any litigation or asserted any claim challenging the validity or enforceability of the related Solar Loan Contract;

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Schedule I-A-3

(bb) Seller had legal title thereto at the time of the sale of such Solar Loan to the Borrower and the Borrower will acquire legal title thereto free and clear of all Liens (other than Permitted Liens and Liens released concurrently with the transfer to the Borrower under the Sale and Contribution Agreement);

(cc) the related Solar Loan Contract and any amendments or modifications have been converted into an electronic form and the related original Solar Loan Contract and any amendments or modifications have been destroyed on or before the related Borrowing Date in compliance with Parent’s document storage copies.

(dd) as between the Seller and the Obligor, the Obligor is responsible for the payment of all expenses in connection with the maintenance, repair, insurance and taxes for the related PV System or Independent Energy Storage System, as applicable, and all payments with respect to such Solar Loan are payable without condition and notwithstanding any casualty, loss or other damage to such PV System or Independent Energy Storage System, as applicable, the Ancillary Solar Agreements or the Solar Loan Contract with respect to such Solar Loan provide for acceleration of payments and repossession of the related PV System or Independent Energy Storage System, as applicable, securing such Solar Loan upon a default by the related Obligor;

(ee) does not contain any pre-payment penalties and has a fixed interest rate per annum of at least 4.50% for all Solar Loans;

(ff) after giving effect to the Solar Loan’s inclusion as an Eligible Solar Loan, the weighted average annual interest rate applicable to all Eligible Solar Loans will be at least 5.75%;

(gg) the underlying documentation of such Solar Loan provides that, upon the sale of the residence connected to the related PV System or Independent Energy Storage System, as applicable, the Obligor of such Solar Loan must pre-pay the Solar Loan unless the purchaser of the residence (i) meets Parent’s (or such approved channel partner’s) underwriting criteria, (ii) executes and delivers to the Servicer a written assumption of the Solar Loan and (iii) begins timely performance of the obligations thereunder;

(hh) is a loan that does not constitute a “security” under, and is not subject to, federal or state securities laws;

(ii) is a term loan that requires scheduled payments that amortize principal plus interest to be paid monthly, no portion of which may be re-borrowed once repaid;

(jj) other than Final Stage Date Solar Loans and Substantial Stage Date Solar Loans, the first scheduled payment with respect to such Solar Loan is due no later than the last day of the Collection Period immediately following the Collection Period in which the related Transfer Date for such Solar Loan occurs;

(kk) if such Solar Loan is a Substantial Stage Date Solar Loan, (i) such Solar Loan has not been a Substantial Stage Date Solar Loan for more than 90 days (or 120 days if the Obligor

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Schedule I-A-4

party to such Solar Loan is located in the East Region) and (ii) the related Obligor of which has not canceled the installation of the Related Property notwithstanding receipt of the related “notice to proceed”; and

(ll) if such Solar Loan is a Final Stage Date Solar Loan, such Solar Loan has not been a Final Stage Date Solar Loan for more than 150 days.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Schedule I-A-5

SCHEDULE I-B

ELIGIBILITY CRITERIA APPLICABLE TO PV SOLAR LOANS

With respect to each Solar Loan that is a PV Solar Loan, “Eligible Solar Loan” means a PV Solar Loan that meets each of the following criteria as of any date of determination (in addition to the criteria set forth in Schedule I-A):

(a) the Related Property related to such PV Solar Loan is located in a state of the United States or, if such Related Property includes an Energy Storage System, an Approved U.S. Territory;

(b) other than with respect to Substantial Stage Date Solar Loans and Final Stage Date Solar Loans, the related PV System securing such PV Solar Loan has received permission to interconnect and operate from the interconnecting utility and is operating and connected to such interconnecting utility, and, as of the related Borrowing Date, has not been turned off due to an Obligor delinquency;

(c) the proceeds of which are used solely to finance the acquisition and/or installation of a PV System (including, if applicable, an Energy Storage System) on or at a residence, along with the costs of a compatible electricity storage unit, re-roofing, landscaping and upgrading the home’s electrical systems, in each case so long as such costs are incurred in combination with the installation of such PV System;

(d) the original principal balance of such PV Solar Loan (or, in the case of a Substantial Stage Date Solar Loan or Final Stage Date Solar Loan, the maximum principal balance thereof) is at least $[***] but does not exceed $[***];

(e) after giving effect to the Solar Loan’s inclusion as an Eligible Solar Loan, the average original principal for all Eligible Solar Loans that are PV Solar Loans will not exceed $[***]; and

(f) the original Solar Loan Balance of such PV Solar Loan does not exceed 130% of the purchase price of the related PV System.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Schedule I-B-1

SCHEDULE I-C

ELIGIBILITY CRITERIA APPLICABLE TO ESS SOLAR LOANS

With respect to each Solar Loan that is an ESS Solar Loan, “Eligible Solar Loan” means an ESS Solar Loan that meets each of the following criteria as of any date of determination (in addition to the criteria set forth in Schedule I-A):

(a) the Related Property related to such ESS Solar Loan is located in a state of the United States or an Approved U.S. Territory;

(b) other than with respect to Substantial Stage Date Solar Loans, installation of the related Energy Storage System securing such ESS Solar Loan has been completed and, other than with respect to Substantial Stage Date Solar Loans and Final Stage Date Solar Loans, such Energy Storage System is connected to an operational PV System; and, as of the related Borrowing Date, such Energy Storage System has not been turned off due to an Obligor delinquency;

(c) the proceeds of which are used solely to finance the acquisition and/or installation of an Energy Storage System on or at a residence, along with the costs of upgrading the home’s electrical systems, in each case so long as such costs are incurred in combination with the installation of such Energy Storage System;

(d) the original principal balance of such ESS Solar Loan (or, in the case of a Substantial Stage Date Solar Loan or Final Stage Date Solar Loan, the maximum principal balance thereof) is at least $5,000 but does not exceed $[***];

(e) after giving effect to the ESS Solar Loan’s inclusion as an Eligible Solar Loan, the average original principal for all Eligible Solar Loans that are ESS Solar Loans will not exceed $20,000; and

(f) the original Solar Loan Balance of such ESS Solar Loan does not exceed 130% of the purchase price of the related Energy Storage System.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Schedule I-C-1

SCHEDULE II

LOCKBOX BANK, LOCKBOX ACCOUNT, THE COLLECTION ACCOUNT, THE EQUIPMENT REPLACEMENT RESERVE ACCOUNT, THE LIQUIDITY RESERVE ACCOUNT, BORROWER’S ACCOUNT, TAKEOUT TRANSACTION ACCOUNT AND LOAN PROCEEDS ACCOUNT

1. Lockbox Bank: Texas Capital Bank

Contact: [***]

a. ZBA 10 Account	#[***] Lockbox Account
b. Operating Account	#[***] Borrower’s Account
c. LPA	#[***] Loan Proceeds Account

2.	Texas Capital Bank

Contact: [***]

3.	Wells Fargo Bank, National Association

[***]

a. Paying Agent	#[***] Collection Account
b. Paying Agent	#[***] Liquidity Reserve Account
c. Paying Agent	#[***] Equipment Replacement Reserve Account
d. Paying Agent	#[***] Takeout Transaction Account

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Schedule II-1

SCHEDULE III

MATERIAL CONTRACTS AND OTHER COMMITMENTS OF THE BORROWER

[NONE]

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Schedule III-1